Exhibit 99.1

Pennsylvania Real Estate Investment Trust

QUARTERLY SUPPLEMENTAL DISCLOSURE

(December 31, 2004)

www.preit.com

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

Table of Contents

Company Information	1

Timeline/Recent Developments	2

Stock Information	3

Market Capitalization and Capital Resources	4

Balance Sheet—Wholly Owned and Partnerships Detail	5

Balance Sheet—Line of Business	6

Income Statement—Wholly Owned and Partnerships Detail -Quarterly Comparison	7

Income Statement—Wholly Owned and Partnerships Detail-Yearly Comparison	8

Income Statement—Line of Business- Quarterly Comparison	9

Income Statement—Line of Business- Yearly Comparison	10

Income Statement—Retail (Property Status) -Quarterly Comparison	11

Income Statement—Retail (Property Status)- Yearly Comparison	12

Income Statement—Retail (Property Subtype) -Quarterly Comparison	13

Income Statement—Retail (Property Subtype)- Yearly Comparison	14

FFO and FAD	15

Key Ratios	16

Property Debt Schedule—Wholly Owned	17

Property Debt Schedule—Partnerships	18

Debt Analysis	19

Debt Ratios	20

Portfolio Summary—Retail	21

Property Acquisitions/Dispositions- Quarterly Summary	22

Property Acquisitions/Dispositions- Yearly Summary	23

Property Development/Redevelopment Summary	24

Top Twenty Tenants Schedule	25

Lease Expiration Schedule - Anchor Tenants	26

Lease Expiration Schedule - Non-Anchor Tenants	27

New Lease/Renewal Summary and Analysis	28

Capital Expenditures-Quarterly	29

Capital Expenditures-Yearly	30

Enclosed Mall-Summary and Occupancy	31

Enclosed Mall-Rent Summary	32

Power Center- Summary and Occupancy	33

Strip Center- Summary and Occupancy	34

Retail Overall- Summary and Occupancy	35

Summary of Portfolio Services	36

Flash Report-Quarterly	37

Flash Report-Yearly	38

RECONCILIATION TO GAAP:

Balance Sheet-Reconciliation to GAAP	39

Income Statement-Reconciliation to GAAP -Quarterly	40

Income Statement-Reconciliation to GAAP -Yearly	41

Flash Report-Reconciliation to GAAP- Quarterly	42

Flash Report-Reconciliation to GAAP- Yearly	43

Definition page	44

THIS QUARTERLY SUPPLEMENTAL DISCLOSURE CONTAINS CERTAIN “FORWARD-LOOKING STATEMENTS” THAT RELATE TO EXPECTATIONS, PROJECTIONS, ANTICIPATED EVENTS, TRENDS AND OTHER MATTERS THAT ARE NOT HISTORICAL FACTS. THESE FORWARD-LOOKING STATEMENTS REFLECT PREIT’S CURRENT VIEWS ABOUT FUTURE EVENTS AND ARE SUBJECT TO RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT MAY CAUSE FUTURE EVENTS, ACHIEVEMENTS OR RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED BY THE FORWARD-LOOKING STATEMENTS. PREIT’S BUSINESS IS SUBJECT TO UNCERTAINTIES REGARDING THE REVENUES, OPERATING EXPENSES, LEASING ACTIVITIES, OCCUPANCY RATES, AND OTHER COMPETITIVE FACTORS RELATING TO PREIT’S PORTFOLIO AND CHANGES IN LOCAL MARKET CONDITIONS AS WELL AS GENERAL ECONOMIC, FINANCIAL AND POLITICAL CONDITIONS, WHICH MAY CAUSE FUTURE EVENTS, ACHIEVEMENTS OR RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED BY THE FORWARD-LOOKING STATEMENTS. PREIT DISCLAIMS ANY DUTY TO UPDATE ANY FORWARD-LOOKING STATEMENTS SET FORTH IN THIS QUARTERLY SUPPLEMENTAL DISCLOSURE TO REFLECT NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. INVESTORS ARE ALSO DIRECTED TO CONSIDER THE RISKS DISCUSSED IN DOCUMENTS PREIT HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND, IN PARTICULAR, PREIT’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

COMPANY INFORMATION

PENNSYLVANIA REIT

200 South Broad Street, Philadelphia, PA 19102

http://www.preit.com

Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls and power centers (approximately 33.0 million square feet) located in the eastern United States. PREIT’s portfolio consists of 54 properties in 12 states. PREIT’s portfolio includes 37 shopping malls, 13 strip and power centers and four industrial properties. PREIT is headquartered in Philadelphia, Pennsylvania.

Research Coverage

Company	Analyst	Phone Number
Green Street Advisors	Gregory R. Andrews	(949) 640-8780
JP Morgan	Michael W. Mueller	(212) 622-6689
	Anthony Paolone	(212) 622-6682
	Joshua Bederman	(212) 622-6530
Legg Mason Wood Walker	David M. Fick	(410) 539-0000
	Nathan Isbee	(410) 454-4143
Lehman Brothers	David Harris	(212) 526-1790
	Alexander D. Goldfarb	(212) 526-5232
UBS	Ian C. Weissman	(212) 713-8602
	Keith A. Mills	(212) 713-3098
	Frank Rybinski	(212) 713-2364

Quarterly Earnings Schedule

PREIT’s quarterly results will be announced in accordance with the following schedule:

Quarter	2005 (1)	2004
First Quarter	5/3/2005	5/5/2004
Second Quarter	8/4/2005	8/5/2004
Third Quarter	11/3/2005	11/8/2004
Fourth Quarter	2/28/2006	3/3/2005

(1)	Tentative dates.

Quarterly conference calls are arranged by KCSA Worldwide. To participate, please contact Garth Russell at (212) 896-1250.

For additional information, please contact:

Robert McCadden or Nurit Yaron

200 South Broad Street

Philadelphia, PA 19102

Phone (215) 875-0700 Toll Free (866) 875-0700

(215) 546-7311 Fax yaronn@preit.com Email

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

Time Line/Recent Developments

February 17, 2005 - Pennsylvania Real Estate Investment Trust announced that a partnership in which it holds a 40% interest has entered into a definitive agreement to sell Laurel Mall in Hazelton, Pennsylvania. The sale is expected to be completed in the second quarter of 2005.

February 17, 2005 - Pennsylvania Real Estate Investment Trust announced that it intends to release its financial results for the fourth quarter and twelve months ended December 31, 2004, on Thursday, March 3, 2005. It also announced that Management will hold a conference call on Thursday, March 3, 2005 at 3:00PM EDT to review the Company's fourth quarter and twelve month results, market trends and future outlook.

February 17, 2005 - Pennsylvania Real Estate Investment Trust announced that its Board of Trustees declared a quarterly cash dividend of $0.54 per common share. PREIT also announced that its Board of Trustees has declared a regular quarterly dividend of $1.375 per share on its 11.00% senior preferred shares.

February 4, 2005 - Pennsylvania Real Estate Investment Trust announced that it had completed the acquisition of Cumberland Mall in Vineland, New Jersey for approximately $59.5 million.

February 3, 2005 - Pennsylvania Real Estate Investment Trust announced that it had amended its credit facility effective January 31, 2005.

January 24, 2005 - Pennsylvania Real Estate Investment Trust reported the tax status of its dividend distribution for 2004.

December 2, 2004 - Pennsylvania Real Estate Investment Trust announced that it had completed the acquisition of Orlando Fashion Square in Orlando, Florida for approximately $123.5 million.

November 8, 2004 - Pennsylvania Real Estate Investment Trust today announced its results for the third quarter and nine months ended September 30, 2004. Net income available to common shareholders for the third quarter of 2004 was $0.30 per diluted share. FFO per common share and Operating Partnership unit (“share”) for the third quarter of 2004 was $0.86.

October 29, 2004 - Pennsylvania Real Estate Investment Trust announced that its Board of Trustees declared a quarterly cash dividend of $0.54 per common share. PREIT also announced that its Board of Trustees has declared a regular quarterly dividend of $1.375 per share on its 11.00% senior preferred shares.

October 29, 2004 - Pennsylvania Real Estate Investment Trust announced that it intends to release its financial results for the third quarter and nine months ended September 30, 2004 on Monday, November 8, 2004. It also announced that Management will hold a conference call on Monday, November 8, 2004 at 3:00PM ET to review the Company's third quarter and nine month results, market trends and future outlook.

October 19, 2004 - Pennsylvania Real Estate Investment Trust announced that it has signed a binding agreement to acquire Orlando Fashion Square in Orlando, Florida, for approximately $123.5 million.

October 11, 2004 - Pennsylvania Real Estate Investment Trust announced that it has reached an agreement with the owners of Cumberland Mall Associates to acquire Cumberland Mall in Vineland, New Jersey for approximately $59.5 million.

NOTE: Copies of the press releases are available on the Company's website at www.preit.com.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

Stock Information

PREIT’s common stock trades on the New York Stock Exchange (symbol: PEI).

PREIT’s preferred stock trades on the New York Stock Exchange (symbol: PEIPRA).

	CY:12/31/04	Q4:12/31/04	Q3:9/30/04	Q2:6/30/04	Q1:3/31/04	CY:12/31/03	Q4:12/31/03	CY 12/31/02
High Price	43.70	43.70	38.85	37.87	37.85	36.30	36.30	27.20
Low Price	30.25	38.66	33.40	30.25	33.30	24.70	32.70	20.55
Close	42.80	42.80	38.66	34.25	37.66	36.30	36.30	26.00
Average Daily Trading Volume	161,659	123,000	122,095	181,397	220,144	109,892	283,565	41,495
Common Shares Outstanding at end of period	36,272,162	36,272,162	36,094,567	35,938,306	35,778,863	35,544,265	35,544,265	16,697,119
O.P. Units	4,413,559	4,413,559	4,429,030	4,444,030	3,834,714	3,691,516	3,691,516	1,763,318

Fully Diluted Shares Outstanding	40,685,721	40,685,721	40,523,597	40,382,336	39,613,577	39,235,781	39,235,781	18,460,437
Weighted Avg. number of common shares outstanding	35,609,350	35,818,787	35,695,353	35,516,772	35,403,257	20,389,577	28,786,801	16,162,327
Weighted Avg. effect of full conversion of O.P. units	4,183,059	4,425,874	4,435,878	4,028,892	3,836,144	2,303,449	2,957,595	1,804,779

Wtd Avg. Common Shares Outstanding and O.P. Units	39,792,409	40,244,661	40,131,231	39,545,664	39,239,401	22,693,026	31,744,396	17,967,106
Preferred Shares, Nominal Value	$123,750,000	$123,750,000	$123,750,000	$123,750,000	$123,750,000	$123,750,000	$123,750,000
Market Value of Shares (based on closing price)	$1,865,098,859	$1,865,098,859	$1,690,392,260	$1,506,845,008	$1,615,597,310	$1,548,008,850	$1,424,258,850	$479,971,362

Distribution Information for Common Shares

	CY:12/31/04	Q4:12/31/04	Q3:9/30/04	Q2:6/30/04	Q1:3/31/04	CY:12/31/03	Q4:12/31/03	CY 12/31/02
Dividend per share	$2.160	$0.540	$0.540	$0.540	$0.540	$2.070	$0.540	$2.040
Annualized Dividend Yield (1)	5.0%	5.0%	5.6%	6.3%	5.7%	5.7%	6.0%	7.8%
Capital Gain Pre-May 6	$0.026	$—	$0.026	$—	$—	0.096	$—	$0.082
Capital Gain Post-May 5	$—	$—	$—	$—	$—	0.213	$—	$—
Section 1250 Gain	$0.026	$—	$0.026	$—	$—	0.480	$—	$—
Return of Capital/Non-Taxable	$0.517	$0.182	$0.182	$0.153	$—	0.085	0.022	$0.134
Qualified 5 Year Gain (incl. in cap. Gain)	$—	$—	$—	$—	$—	$—	$—	$—
Ordinary Income	$1.617	$0.358	$0.332	$0.387	$0.540	$1.196	$0.518	$1.824

(1)	Based on closing stock price for the period.

Shareholder Information

Ten Largest Institutional Shareholders: Common Shares Held (1)	12/31/2004
RREEF Real Estate Securities Advisers, L.P.	5,023,996
Vanguard Group, Inc.	1,536,972
Barclays Global Investors	1,450,053
ING Clarion Real Estate Securities	1,428,553
ABP Investment U.S.,Inc	994,800
J.P Morgan Investment Management Inc. (NY)	908,541
State Street Global Advisors	725,243
Neuberger Berman, LLC	686,590
Urdang Investment Management, Inc.	525,585
Martingale Asset Management, L.P.	466,073
TOTAL of Ten Largest Institutional:	13,746,406
TOTAL of all Institutional holders:	21,655,541
Ten Largest as % of Total Institutional:	63.5%

(1)	Based on 13F filings as of 12/31/04 or most recent filings.

Breakdown of Share & Unit Ownership: Shares Held	12/31/2004	9/30/03	% of 12/31/04 total
Institutional (1)	21,655,541	7,354,860	53.2%
Retail (2)	14,796,395	16,369,287	36.4%
Insiders (3)	4,233,785	1,813,309	10.4%

TOTAL	40,685,721	25,537,456	100.0%

(1)	Based on 13F filings as of 12/31/04 or most recent filings.

(2)	Retail ownership equals total shares outstanding minus institutional and insider ownership.

(3)	Insider holdings as of 1/4/04. (Shares and O.P. Units only. Excludes 474,335 exercisable options).

Share Ownership by Insiders: Shares Held (including O.P. Units, Beneficial Ownership and Exercisable Options)	As of 4/1/04(1)	% of Total (2)	Interim Net Purchases of Shares (3)	As of 12/31/03(4)	% of Total (5)
Mark Pasquerilla	2,398,073	5.9%	1,000	2,397,073	5.9%
Ronald Rubin	859,469	2.1%	20,621	838,848	2.1%
George F. Rubin	434,925	1.1%	14,390	420,535	1.0%
Leonard I. Korman	363,475	0.9%	50,690	312,785	0.8%
Edward A. Glickman	225,856	0.6%	12,626	213,230	0.5%
Jonathan B. Weller	165,736	0.4%	13,206	152,530	0.4%
Joseph F. Coradino	125,043	0.3%	13,386	111,657	0.3%
Jeffrey A. Linn	72,450	0.2%	3,094	69,356	0.2%
Douglas S. Grayson	45,306	0.1%	3,154	42,152	0.1%
David J. Bryant	24,894	0.1%	3,642	21,252	0.1%
Bruce Goldman	16,499	0.0%	5,746	10,753	0.0%
Lee H. Javitch	15,375	0.0%	3,250	12,125	0.0%
Rosemarie B. Greco	9,375	0.0%	2,250	7,125	0.0%
Ira Lubert	5,500	0.0%	2,250	3,250	0.0%
Donald Mazziotti	1,985	0.0%	N/A	N/A	N/A
John J. Roberts	1,000	0.0%	N/A	N/A	N/A

TOTAL (6)	4,708,120	11.7%	149,305	4,560,889	11.4%

(1)	Source of Insider Ownership: Proxy dated April 29, 2004. Refer to footnotes in proxy for details on beneficial ownership.

(2)	Based on fully diluted shares outstanding as of September 30, 2004.

(3)	Includes purchases of shares, issuance of restricted stocks awards, issuances of O.P. units, and exercisable options.

(4)	Source of Insider Ownership: S-4 SEC filing dated October 1, 2003.

(5)	Based on fully diluted shares outstanding as of December 31, 2003.

(6)	In certain instances, two trustees beneficially own the same shares because they share voting or investment power over the shares. These shares have been counted only once in the total.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

MARKET CAPITALIZATION

	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003	December 31, 2002
EQUITY CAPITALIZATION
Shares Outstanding	36,272,162	36,094,567	35,938,306	35,778,863	35,544,265	16,697,119
O.P. Units Outstanding	4,413,559	4,429,030	4,444,030	3,834,714	3,691,516	1,763,318

TOTAL Shares and O.P. Units	40,685,721	40,523,597	40,382,336	39,613,577	39,235,781	18,460,437
Market Price (at end of period)	$42.80	$38.66	$34.25	$37.66	$36.30	$26.00
Preferred Shares, Nominal Value	$123,750,000	$123,750,000	$123,750,000	$123,750,000	$123,750,000
Equity Market Capitalization	$1,865,098,859	$1,690,392,260	$1,506,845,008	$1,615,597,310	$1,548,008,850	$479,971,362
DEBT CAPITALIZATION
Unsecured Debt Balance	$271,000,000	$112,000,000	$219,000,000	$182,000,000	$170,000,000	$—
Secured Debt Balance	1,326,127,000	1,366,090,242	1,376,148,003	1,386,313,775	1,396,262,538	617,279,770

Debt Capitalization	$1,597,127,000	$1,478,090,242	$1,595,148,003	$1,568,313,775	$1,566,262,538	$617,279,770

TOTAL MARKET CAPITALIZATION	$3,462,225,859	$3,168,482,502	$3,101,993,011	$3,183,911,085	$3,114,271,388	$1,097,251,132

Preferred Shares/Total Market Capitalization	3.6%	3.9%	4.0%	3.9%	4.0%
Shares and O.P. Units/Total Market Capitalization	50.3%	49.4%	44.6%	46.9%	45.7%	43.7%
Debt Capitalization/Total Market Capitalization	46.1%	46.6%	51.4%	49.3%	50.3%	56.3%
Equity Capitalization/Total Market Capitalization	53.9%	53.4%	48.6%	50.7%	49.7%	43.7%
Unsecured Debt Balance/Total Debt	17.0%	7.6%	13.7%	11.6%	10.9%	0.0%

☐ Preferred shares/Total Market Capitalization
Debt Capitalization/ Total Market Capitalization
☐ Shares and O.P. Units/Total Market Capitalization

CAPITAL RESOURCES

	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003	December 31, 2002
Cash on Hand	$45,949,300	$35,824,104	$32,002,089	$37,024,603	$46,883,041	$18,628,137
Line of Credit Capacity (1)	$500,000,000	$500,000,000	$500,000,000	$500,000,000	$500,000,000	$200,000,000
Amount Used (includes letters of credit)	(279,054,533)	(114,124,533)	(220,195,000)	(183,195,000)	(170,500,000)	(131,473,671)

Available LOC (2)	$220,945,467	$385,875,467	$279,805,000	$316,805,000	$329,500,000	$68,526,329
Shelf Registration	$1,000,000,000	$1,000,000,000	$1,000,000,000	$1,000,000,000	$1,000,000,000	$500,000,000
Amount Used	(344,146,042)	(344,146,042)	(344,146,042)	(344,146,042)	(344,146,042)	(155,977,292)

Available Shelf	$655,853,958	$655,853,958	$655,853,958	$655,853,958	$655,853,958	$344,022,708

TOTAL CAPITAL RESOURCES	$922,748,725	$1,077,553,529	$967,661,047	$1,009,683,561	$1,032,236,999	$431,177,174

(1)	The unsecured revolving line of credit established in November 2003 and amended in January 2005, gives PREIT the ability to increase the facility to $650 million under prescribed conditions.

(2)	The available line of credit is subject to covenants that may restrict amounts that can be borrowed.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

BALANCE SHEET

(Wholly Owned vs. Partnerships)

	December 31, 2004				December 31, 2003
	PREIT Wholly Owned	PREIT’s % of Partnerships (5)	Corporate	Combined TOTAL	PREIT Wholly Owned	PREIT’s % of Partnerships (5)	Corporate	Combined TOTAL
ASSETS
Investments in Real Estate, at cost
Retail Properties (1)	$2,518,364,388	$131,343,981	—	$2,649,708,369	$2,382,753,911	$133,107,107	—	$2,515,861,018
Multifamily Properties	—	—	—	—	—	—	—	—
Industrial Properties	2,504,211	—	—	2,504,211	2,504,211	—	—	2,504,211
Land Held for Development	9,862,704	—	—	9,862,704	5,604,470	—	—	5,604,470
Construction In Progress	10,952,450	2,542,307	—	13,494,757	20,230,813	1,506,178	—	21,736,991

TOTAL INVEST- MENTS IN REAL ESTATE	2,541,683,753	133,886,288	—	2,675,570,041	2,411,093,405	134,613,285	—	2,545,706,690
Accumulated Depreciation	(150,885,609)	(34,023,363)	—	(184,908,972)	(78,416,266)	(31,652,085)	—	(110,068,351)

Net Real Estate	2,390,798,144	99,862,925	—	2,490,661,069	2,332,677,139	102,961,200	—	2,435,638,339

Advances to Partnerships	—	—		—	—	—		—

	2,390,798,144	99,862,925	—	2,490,661,069	2,332,677,139	102,961,200	—	2,435,638,339

Other Assets:
Cash and Cash Equivalents	25,096,539	5,609,103	15,243,658	45,949,300	13,580,334	3,905,956	29,396,751	46,883,041
Rents and Other Receivables	27,286,042	11,328,239	3,676,167	42,290,448	22,860,444	7,991,132	4,814,392	35,665,968
Other assets held for sale (1)	6,837,914	—	—	6,837,914	37,686,662		—	37,686,662
Intangible Assets (2)	159,804,366	—	12,045,312	171,849,678	172,502,487		9,041,888	181,544,375
Deferred Costs, Prepaid Taxes & Exp. & Other Assets	42,573,601	7,550,568	19,782,031	69,906,200	41,095,944	11,942,821	8,715,480	61,754,245

TOTAL OTHER ASSETS	261,598,462	24,487,910	50,747,168	336,833,540	287,725,871	23,839,909	51,968,511	363,534,291

TOTAL ASSETS	2,652,396,606	124,350,835	50,747,168	2,827,494,609	2,620,403,010	126,801,109	51,968,511	2,799,172,630

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage Notes Payable	1,162,479,171	107,513,205	—	1,269,992,376	1,211,192,636	109,581,659	—	1,320,774,295
Mortgage Debt Premium (3)	56,134,624	—		56,134,624	75,488,243	—		75,488,243
Bank Loans Payable	—	—	271,000,000	271,000,000	—	—	170,000,000	170,000,000
Acquisition Term Loan & Unsecured Line of Credit	—	—	—	—	—	—	—	—
Liabilities Related to Assets held for sale	1,156,442		—	1,156,442	5,840,385		—	5,840,385
Other Liabilities (4)	50,292,594	3,351,797	39,131,857	92,776,248	46,107,438	4,110,496	40,566,634	90,784,568

TOTAL LIABILITIES	1,270,062,831	110,865,002	310,131,857	1,691,059,690	1,338,628,702	113,692,155	210,566,634	1,662,887,491

Minority Interest	3,584,992	—	128,383,925	131,968,917	8,590,978	—	104,060,548	112,651,526

Shareholders’ Equity:
Shares of Beneficial Interest at $1 Par	—	—	36,272,160	36,272,160	—	—	35,544,280	35,544,280
Preferred Shares $0.01 Par			24,750	24,750			24,750	24,750
Capital Contributed in Excess of Par	—	—	899,506,128	899,506,128	—	—	877,444,615	877,444,615
Restricted Stock	—	—	(7,736,812)	(7,736,812)	—	—	(3,195,777)	(3,195,777)
Other Comprehensive Income	—	—	(1,821,457)	(1,821,457)	—	—	(2,005,840)	(2,005,840)
Retained Earnings (Distributions in Excess of Net Income)	—	—	78,221,233	78,221,233	—	—	115,821,585	115,821,585

TOTAL SHAREHOLDERS’ EQUITY	—	—	1,004,466,002	1,004,466,002	—	—	1,023,633,613	1,023,633,613

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,273,647,823	$110,865,002	$1,442,981,784	$2,827,494,609	$1,347,219,680	$113,692,155	$1,338,260,795	$2,799,172,630

	December 31, 2002
	PREIT Wholly Owned	PREIT’s % of Partnerships (5)	Corporate	Combined TOTAL
ASSETS
Investments in Real Estate, at cost
Retail Properties (1)	$423,046,545	$197,299,357	—	$620,345,902
Multifamily Properties	290,606,714	14,728,865	—	305,335,579
Industrial Properties	2,504,211	—	—	2,504,211
Land Held for Development	—	—	—	—
Construction In Progress	23,271,863	1,554,110	—	24,825,973

TOTAL INVESTMENTS IN REAL ESTATE	739,429,333	213,582,332	—	953,011,665
Accumulated Depreciation	(136,733,257)	(43,759,779)	—	(180,493,036)

Net Real Estate	602,696,076	169,822,553	—	772,518,629

Advances to Partnerships	—	—	105,309	105,309

	602,696,076	169,822,553	105,309	772,623,938

Other Assets:
Cash and Cash Equivalents	7,342,523	5,075,355	6,210,259	18,628,137
Rents and Other Receivables	8,847,093	10,122,016	4,395,970	23,365,079
Other assets held for sale (1)	—	—	—	—
Intangible Assets (2)			16,679,886	16,679,886
Deferred Costs, Prepaid Taxes & Exp. & Other Assets	18,306,800	13,981,793	13,822,873	46,111,466

TOTAL OTHER ASSETS	34,496,416	29,179,164	41,108,988	104,784,568

TOTAL ASSETS	637,192,492	199,001,717	41,214,297	877,408,506

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage Notes Payable	319,751,324	166,728,446	—	486,479,770
Mortgage Debt Premium (3)
Bank Loans Payable	119,229,707	11,570,293		130,800,000
Acquisition Term Loan & Unsecured Line of Credit	—	—	—	—
Liabilities Related to Assets held for sale	—	—	—	—
Other Liabilities (4)	17,687,633	7,016,897	14,939,232	39,643,762

TOTAL LIABILITIES	456,668,664	185,315,636	14,939,232	656,923,532

Minority Interest	126,715	—	32,345,722	32,472,437

Shareholders’ Equity:
Shares of Beneficial Interest at $1 Par	—	—	16,697,117	16,697,117
Preferred Shares $0.01 Par
Capital Contributed in Excess of Par	—	—	216,768,855	216,768,855
Restricted Stock	—	—	(2,513,191)	(2,513,191)
Other Comprehensive Income	—	—	(4,365,728)	(4,365,728)
Retained Earnings (Distributions in Excess of Net Income)	—	—	(38,574,516)	(38,574,516)

TOTAL SHAREHOLDERS’ EQUITY	—	—	188,012,537	188,012,537

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$456,795,379	$185,315,636	$235,297,491	$877,408,506

(1)	Investment in real estate as of December 31, 2004 and December 31, 2003 includes $8,108,066 and $118,887,475, respectively relating to the non-core properties. The non-core properties are classified as held-for-sale for GAAP purposes. Other assets held for sale represents intangible assets and current assets of the non-core properties.

(2)	Includes value of acquired in-place leases and above-market value of leases recorded in connection with the acquisition of properties since 2002. Purchase accounting rules require a purchaser to separately value the leases that are in place at the acquisition date, as well as the above- or below-market values of the leases.

(3)	Represents premium that is recorded in connection with debt assumed when a property is purchased. The debt is marked to market at the acquisition date and the premium is amortized through interest expense over the remaining term of the debt.

(4)	For Wholly Owned Properties, Other Liabilities includes Tenant Deposits and Deferred Rents, Accrued Pension and Retirement Benefits, Accrued Expenses and Other Liabilities including Deficit in Partnerships Investments.

(5)	Includes PREIT’s percent of partnership investment that is “grossed up” to reflect the Company’s share of the Total Assets and Liabilities of the underlying properties. The Company calculates the “gross up” by applying its percentage ownership interest to the historical financial statements of its equity method investments. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s Equity in these properties.

NOTE: A reconciliation of the proportionate consolidation method to GAAP is included on pages 39 to 44.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

BALANCE SHEET (1)

(Line of Business)

	December 31, 2004
	Malls	Power and Strip Centers	Total Retail	Other Properties	Corporate	Combined TOTAL
ASSETS
Investments in Real Estate, at cost (2)	$2,336,629,574	$313,078,795	$2,649,708,369	$25,861,672	$—	$2,675,570,041

Accumulated Depreciation	(135,017,071)	(47,764,970)	(182,782,041)	(2,126,931)	—	(184,908,972)

Net Real Estate	2,201,612,503	265,313,825	2,466,926,328	23,734,741	—	2,490,661,069

Investments in PREIT-RUBIN
Advances to Partnerships	—		—	—	—	—
Advances to PREIT-RUBIN			—

	2,201,612,503	265,313,825	2,466,926,328	23,734,741	—	2,490,661,069

Allowance for Possible Losses	—			—	—	—

	2,201,612,503	265,313,825	2,466,926,328	23,734,741	—	2,490,661,069

Other Assets:
Cash	26,115,513	4,590,129	30,705,642		15,243,658	45,949,300
Other assets held for sale	6,837,914		6,837,914		—	6,837,914
Intangible Assets (3)	159,804,366		159,804,366		12,045,312	171,849,678
Other Assets, Net (4)	52,375,910	23,813,146	76,189,056	12,549,394	23,458,198	112,196,648

Total Other Assets	245,133,703	28,403,275	273,536,978	12,549,394	50,747,168	336,833,540

TOTAL ASSETS	2,446,746,206	293,717,100	2,740,463,306	36,284,135	50,747,168	2,827,494,609

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage Notes Payable	1,165,736,877	104,255,499	1,269,992,376	—	—	1,269,992,376
Mortgage Debt Premium (5)	54,794,532	1,340,092	56,134,624	—		56,134,624
Bank Loans Payable			—	—	271,000,000	271,000,000
Acquisition Term Loan & Unsecured Line of Credit	—		—	—	—	—
Construction Loans	—	—	—	—	—	—
Liabilities Related to Assets held for sale	1,156,442		1,156,442	—	—	1,156,442
Other Liabilities (6)	44,391,004	5,723,480	50,114,484	3,529,907	39,131,857	92,776,248

TOTAL LIABILITIES	1,266,078,855	111,319,071	1,377,397,926	3,529,907	310,131,857	1,691,059,690

Minority Interest	3,584,992		3,584,992	—	128,383,925	131,968,917

Shareholders’ Equity:
Shares of Beneficial Interest at $1 Par	—		—	—	36,272,160	36,272,160
Preferred Shares $0.01 Par					24,750	24,750
Capital Contributed in Excess of Par	—		—	—	899,506,128	899,506,128
Restricted Stock	—		—	—	(7,736,812)	(7,736,812)
Other Comprehensive Income	—		—	—	(1,821,457)	(1,821,457)
Retained Earnings (Distributions in Excess of Net Income)	—		—	—	78,221,233	78,221,233

TOTAL SHAREHOLDERS’ EQUITY	—	—	—	—	1,004,466,002	1,004,466,002

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,269,663,847	$111,319,071	$1,380,982,918	$3,529,907	$1,442,981,784	$2,827,494,609

	December 31, 2003
	Malls	Power and Strip Centers	Total Retail	Other Properties	Corporate	Combined TOTAL
ASSETS
Investments in Real Estate, at cost (2)	$2,217,101,551	$298,759,467	$2,515,861,018	$29,845,672	$—	$2,545,706,690

Accumulated Depreciation	(68,469,015)	(39,522,565)	(107,991,580)	(2,076,771)	—	(110,068,351)

Net Real Estate	2,148,632,536	259,236,902	2,407,869,438	27,768,901	—	2,435,638,339

Investments in PREIT-RUBIN
Advances to Partnerships	—		—	—	—	—
Advances to PREIT-RUBIN			—

	2,148,632,536	259,236,902	2,407,869,438	27,768,901	—	2,435,638,339

Allowance for Possible Losses	—			—	—	—

	2,148,632,536	259,236,902	2,407,869,438	27,768,901	—	2,435,638,339

Other Assets:
Cash	13,158,371	4,327,918	17,486,289		29,396,751	46,883,040
Other assets held for sale	37,686,662	—	37,686,662			37,686,662
Intangible Assets (3)	172,502,487	—	172,502,487		9,041,888	181,544,375
Other Assets, Net (4)	42,915,526	24,994,311	67,909,837	15,980,505	13,529,872	97,420,214

Total Other Assets	266,263,046	29,322,229	295,585,275	15,980,505	51,968,511	363,534,291

TOTAL ASSETS	2,414,895,582	288,559,131	2,703,454,713	43,749,406	51,968,511	2,799,172,630

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage Notes Payable	1,231,569,258	89,205,037	1,320,774,295	—	—	1,320,774,295
Mortgage Debt Premium (5)	75,488,243		75,488,243			75,488,243
Bank Loans Payable			—		170,000,000	170,000,000
Acquisition Term Loan & Unsecured Line of Credit	—		—	—	—	—
Construction Loans	—	—	—	—	—	—
Liabilities Related to Assets held for sale	5,840,385		5,840,385	—	—	5,840,385
Other Liabilities (6)	40,094,056	6,010,869	46,104,925	4,113,008	40,566,634	90,784,567

TOTAL LIABILITIES	1,352,991,942	95,215,906	1,448,207,848	4,113,008	210,566,634	1,662,887,490

Minority Interest	8,464,264	126,715	8,590,979	—	104,060,548	112,651,527

Shareholders’ Equity:
Shares of Beneficial Interest at $1 Par	—		—	—	35,544,280	35,544,280
Preferred Shares $0.01 Par					24,750	24,750
Capital Contributed in Excess of Par	—		—	—	877,444,615	877,444,615
Restricted Stock	—		—	—	(3,195,777)	(3,195,777)
Other Comprehensive Income	—		—	—	(2,005,840)	(2,005,840)
Retained Earnings (Distributions in Excess of Net Income)	—		—	—	115,821,585	115,821,585

TOTAL SHAREHOLDERS’ EQUITY	—	—	—	—	1,023,633,613	1,023,633,613

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,361,456,206	$95,342,621	$1,456,798,827	$4,113,008	$1,338,260,795	$2,799,172,630

	December 31, 2002
	Retail	Multifamily	Other Properties	Corporate	Combined TOTAL
ASSETS
Investments in Real Estate, at cost (2)	$620,345,902	$305,335,579	$27,330,184	$—	$953,011,665

Accumulated Depreciation	(79,121,149)	(99,346,274)	(2,025,613)	—	(180,493,036)

Net Real Estate	541,224,753	205,989,305	25,304,571	—	772,518,629

Investments in PREIT-RUBIN
Advances to Partnerships	—	—	—	105,309	105,309
Advances to PREIT-RUBIN

	541,224,753	205,989,305	25,304,571	105,309	772,623,938

Allowance for Possible Losses	—	—	—	—	—

	541,224,753	205,989,305	25,304,571	105,309	772,623,938

Other Assets:
Cash	8,812,330	3,629,864	(24,316)	6,210,259	18,628,137
Other assets held for sale					—
Intangible Assets (3)				16,679,886	16,679,886
Other Assets, Net (4)	42,129,659	9,098,594	29,449	18,218,843	69,476,545

Total Other Assets	50,941,989	12,728,458	5,133	41,108,988	104,784,568

TOTAL ASSETS	592,166,742	218,717,763	25,309,704	41,214,297	877,408,506

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage Notes Payable	280,092,311	206,387,459	—	—	486,479,770
Mortgage Debt Premium (5)
Bank Loans Payable	94,712,082	2,500,000	33,587,919	—	130,800,000
Acquisition Term Loan & Unsecured Line of Credit	—	—	—	—	—
Construction Loans	—	—	—	—	—
Liabilities Related to Assets held for sale	—	—	—	—	—
Other Liabilities (6)	14,288,005	5,270,638	5,145,887	14,939,232	39,643,762

TOTAL LIABILITIES	389,092,398	214,158,097	38,733,806	14,939,232	656,923,532

Minority Interest	126,715		—	32,345,722	32,472,437

Shareholders’ Equity:
Shares of Beneficial Interest at $1 Par	—	—	—	16,697,117	16,697,117
Preferred Shares $0.01 Par
Capital Contributed in Excess of Par	—	—	—	216,768,855	216,768,855
Restricted Stock	—	—	—	(2,513,191)	(2,513,191)
Other Comprehensive Income	—	—	—	(4,365,728)	(4,365,728)
Retained Earnings (Distributions in Excess of Net Income)	—	—	—	(38,574,516)	(38,574,516)

TOTAL SHAREHOLDERS’ EQUITY	—	—	—	188,012,537	188,012,537

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$389,219,113	$214,158,097	$38,733,806	$235,297,491	$877,408,506

(1)	Includes PREIT’s percent of partnership investments that is “grossed up” to reflect the Company's share of the Total Assets and Liabilities of the underlying properties. The Company calculates the “gross up” by applying its percentage ownership interest to the historical financial statements of its equity method investments. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Trust’s Equity in these properties.

(2)	Investment in real estate as of December 31, 2004 and December 31, 2003 includes $8,108,066 and $118,887,475, respectively relating to the non-core properties. The non-core properties are classified as held-for-sale for GAAP purposes. Other assets held for sale represents intangible assets and current assets of the non-core properties.

(3)	Includes value of acquired in-place leases and above-market value of leases recorded in connection with the acquisition of properties since 2002. Purchase accounting rules require a purchaser to separately value the leases that are in place at the acquisition date, as well as the above- or below-market values of the leases.

(4)	Deferred Costs, Prepaid Taxes and Expenses and Other Assets include Rents and Other Receivables for Partnerships.

(5)	Represents premium that is recorded in connection with debt assumed in connection with property purchases. The debt is marked to market at the acquisition date and the premium is amortized through interest expense over the remaining term of the debt.

(6)	For Wholly Owned Properties, Other Liabilities includes Tenant Deposits and Deferred Rents, Accrued Pension and Retirement Benefits, Accrued Expenses and Other Liabilities including Deficit Partnership Investments.

NOTE: A reconciliation of the proportionate consolidation method to GAAP is included on pages 39 to 44.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

INCOME STATEMENT (1)

QUARTERLY COMPARISON

(Wholly Owned vs. Partnerships)

	Q4 04 (3 months ended 12/31/04)								Q4 03 (3 months ended 12/31/03)
	Wholly Owned		Partnerships		Corporate		Combined TOTAL	TOTAL % CHANGE	Wholly Owned		Partnerships		Corporate		Combined TOTAL
REAL ESTATE OPERATING REVENUES
Base Rents (Net of Vacancies)	$69,725,662		$5,380,110		$—		75,105,772	33.5%	$50,838,550		$5,419,424		$—		$56,257,974
Straight-Lining of Base Rents	1,312,653		62,109		—		1,374,762	30.3%	1,058,632		(3,327)		—		1,055,305
Percentage Rents	4,618,507		126,665		—		4,745,172	35.9%	3,474,981		15,832		—		3,490,813
Expense Reimbursables	27,934,269		1,723,064		—		29,657,333	20.4%	22,766,130		1,856,073		—		24,622,203
Lease Termination	1,252,868		—		—		1,252,868	68.3%	744,306		—		—		744,306
Other Real Estate Revenues	5,943,302		258,453		—		6,201,755	56.2%	3,604,489		366,474		—		3,970,963

TOTAL REVENUES	110,787,261	94%	7,550,401	6%	—	0%	118,337,662	31.3%	82,487,088	92%	7,654,476	8%	—	0%	90,141,564

REAL ESTATE OPERATING EXPENSES
Operating and Maintenance	30,334,487		1,547,390		—		31,881,877	33.2%	21,994,771		1,941,169		—		23,935,940
Real Estate Taxes	8,954,250		663,230		—		9,617,480	25.0%	7,026,507		669,198		—		7,695,705
															—

TOTAL EXPENSES	39,288,737	95%	2,210,620	5%	—	0%	41,499,357	31.2%	29,021,278	92%	2,610,367	8%	—	0%	31,631,645

NET OPERATING INCOME	71,498,524	93%	5,339,781	7%	—	0%	76,838,305	31.3%	53,465,810	91%	5,044,109	9%	—	0%	58,509,919

OTHER INCOME (EXPENSES)
Management Company Revenue	—		—		4,072,413		4,072,413	11.2%	—		—		3,662,141		3,662,141
Interest and Other Income	—		—		161,323		161,323	-51.7%	—		—		334,319		334,319
General & Administrative:
Corporate Payroll and Benefits	—		—		(7,466,438)		(7,466,438)	-27.2%	—		—		(10,261,792)		(10,261,792)
Other G&A Expenses	—		—		(3,725,032)		(3,725,032)	-51.0%	—		—		(7,597,474)		(7,597,474)

Earnings before interest expenses, taxes, depreciation and amortization	71,498,524	102%	5,339,781	8%	(6,957,734)	-10%	69,880,571	56.5%	53,465,810	120%	5,044,109	11%	(13,862,806)	-31%	44,647,113

Interest Expense (2)	(16,880,516)		(2,083,405)		(1,890,539)		(20,854,460)	27.7%	(13,107,191)		(2,190,986)		(1,033,909)		(16,332,086)
Depreciation & Amortization	(24,549,301)		(2,558,958)		(285,982)		(27,394,241)	41.7%	(17,954,109)		(1,243,672)		(141,450)		(19,339,231)

TOTAL OTHER INCOME (EXPENSES)	(41,429,817)		(4,642,363)		(2,176,521)		(48,248,701)	35.3%	(31,061,300)		(3,434,658)		(1,175,359)		(35,671,317)

Gains (loss) on sales of interests in Real Estate			(45,001)		—		(45,001)	N/A	—		4,457,176		—		4,457,176

Income before Minority Interest	30,068,707		652,417		(9,134,255)		21,586,869	60.7%	22,404,510		6,066,627		(15,038,165)		13,432,972

Minority Interest in Properties	(64,900)		—				(64,900)	-81.3%	(346,548)		—		—		(346,548)
Minority Interest of O.P. Unitholders	—		—		(2,333,949)		(2,333,949)	94.7%	—		—		(1,198,594)		(1,198,594)

Income from Operations	30,003,807		652,417		(11,468,204)		19,188,020	61.4%	22,057,962		6,066,627		(16,236,759)		11,887,830

Discontinued Operations:
Income from Disposed Real Estate			—		—		—	—			—		—		—
Minority Interest of O.P. Unitholders					(23,513)		(23,513)	N/A					(580,392)		(580,392)
Gain (loss) on Disposition of Discontinued Operations	—		—				—	N/A	194,441						194,441

TOTAL DISCONTINUED OPERATIONS	—		—		(23,513)		(23,513)	N/A	194,441				(580,392)		(385,951)

NET INCOME	$30,003,807	157%	$652,417	3%	$(11,491,717)	-60%	$19,164,507	66.6%	$22,252,403	193%	$6,066,627	53%	$(16,817,151)	-146%	$11,501,879

(1)	Includes PREIT’s percent of partnership investments that is “grossed up” to reflect the Company's share of the Total Revenues and Expenses of the underlying properties. The Company calculates the “gross up” by applying its percentage ownership interest to the historical financial statements of its equity method investments.

(2)	Capitalized interest expense of $379,000 is not included in the quarter ended 12/31/04 and $338,000 is not included in the quarter ended 12/31/03.

NOTE: A reconciliation of the proportionate consolidation method to GAAP is included on pages 39 to 44.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

INCOME STATEMENT (1)

YEARLY COMPARISON

(Wholly Owned vs. Partnerships)

	CY 2004 (12 months ended 12/31/04)								CY 2003 (12 months ended 12/31/03)
	Wholly Owned		Partnerships		Corporate		Combined TOTAL	TOTAL % CHANGE	Wholly Owned		Partnerships		Corporate		Combined TOTAL
REAL ESTATE OPERATING REVENUES
Base Rents (Net of Vacancies)	$265,787,462		$21,001,931		$—		286,789,393	76.7%	$135,670,117		$26,669,101		$—		$162,339,218
Straight-Lining of Base Rents	5,098,086		113,879		—		5,211,965	85.8%	2,633,353		172,194		—		2,805,547
Percentage Rents	10,152,342		314,403		—		10,466,745	119.7%	4,422,624		342,437		—		4,765,061
Expense Reimbursables	120,885,011		6,365,867				127,250,878	119.0%	49,153,697		8,962,472				58,116,169
Lease Termination	3,953,472		—		—		3,953,472	238.8%	1,155,954		10,995		—		1,166,949
Other Real Estate Revenues	12,535,331		697,024		—		13,232,355	75.4%	6,371,793		1,173,036		—		7,544,829

TOTAL REVENUES	418,411,704	94%	28,493,104	6%	$—	0%	446,904,808	88.8%	199,407,538	84%	37,330,235	16%	$—	0%	236,737,773

REAL ESTATE OPERATING EXPENSES
Operating and Maintenance	120,266,004		6,325,367		—		126,591,371	95.1%	54,413,181		10,472,504		—		64,885,685
Real Estate Taxes	37,462,948		2,463,793		—		39,926,741	86.4%	18,245,203		3,174,423		—		21,419,626

TOTAL EXPENSES	157,728,952	95%	8,789,160	5%	—	0%	166,518,112	92.9%	72,658,384	84%	13,646,927	16%	—	0%	86,305,311

NET OPERATING INCOME	260,682,752	93%	19,703,944	7%	—	0%	280,386,696	86.4%	126,749,154	84%	23,683,308	16%	—	0%	150,432,462

OTHER INCOME (EXPENSES)
Management Company Revenue	—		—		9,702,616		9,702,616	-11.6%	—		—		10,973,015		10,973,015
Interest and Other Income	—		—		1,026,116		1,026,116	15.8%	—		—		885,975		885,975
General & Administrative:
Corporate Payroll and Benefits	—		—		(30,057,014)		(30,057,014)	29.7%	—		—		(23,168,976)		(23,168,976)
Other G&A Expenses	—		—		(14,612,911)		(14,612,911)	-11.5%	—		—		(16,509,394)		(16,509,394)

Earnings before interest expenses, taxes, depreciation and amortization	260,682,752	106%	19,703,944	8%	(33,941,193)	-14%	246,445,503	101.0%	126,749,154	103%	23,683,308	19%	(27,819,380)	-23%	122,613,082

Interest Expense (2)	(68,044,863)		(8,316,639)		(7,190,486)		(83,551,988)	59.6%	(33,511,864)		(11,381,104)		(7,466,709)		(52,359,677)
Depreciation & Amortization	(96,379,783)		(5,780,886)		(931,325)		(103,091,994)	126.5%	(39,961,668)		(5,071,443)		(489,253)		(45,522,364)

TOTAL OTHER INCOME (EXPENSES)	(164,424,646)		(14,097,525)		(8,121,811)		(186,643,982)	90.7%	(73,473,532)		(16,452,547)		(7,955,962)		(97,882,041)

Gains (loss) on sales of interests in Real Estate			1,484,182		—		1,484,182	N/A	1,111,692		15,087,618		—		16,199,310

Income before Minority Interest	96,258,106		7,090,601		(42,063,004)		61,285,703	49.7%	54,387,314		22,318,379		(35,775,342)		40,930,351

Minority Interest in Properties	(629,599)		—				(629,599)	N/A	(864,465)		—		—		(864,465)

Minority Interest of O.P. Unitholders	—		—		(5,695,811)		(5,695,811)	72.7%	—		—		(3,298,010)		(3,298,010)

Income from Operations	95,628,507		7,090,601		(47,758,815)		54,960,293	49.5%	53,522,849		22,318,379		(39,073,352)		36,767,876

Discontinued Operations:
Income from Disposed Real Estate			—				—	—			—		—		—
Minority Interest of O.P. Unitholders					(622,663)		(622,663)	N/A					(18,848,730)		(18,848,730)
Gain (loss) on Disposition of Discontinued Operations	—		—		(550,000)		(550,000)	N/A	178,121,005						178,121,005

TOTAL DISCONTINUED OPERATIONS	—		—		(1,172,663)		(1,172,663)	N/A	178,121,005				(18,848,730)		159,272,275

NET INCOME	$95,628,507	178%	$7,090,601	13%	$(48,931,478)	-91%	$53,787,630	-72.6%	$231,643,854	118%	$22,318,379	11%	$(57,922,082)	-30%	$196,040,151

(1)	Includes PREIT’s percent of partnerships investment that is “grossed up” to reflect the Company's share of the Total Revenues and Expenses of the underlying properties. The Company calculates the “gross up” by applying its percentage ownership interest to the historical financial statements of its equity method investments. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Trust’s equity in these properties.

(2)	Capitalized interest expense of $1,418,000 is not included in the year ended 12/31/04 and $1,408,000 is not included in the year ended 12/31/03.

NOTE: A reconciliation of the proportionate consolidation method to GAAP is included on pages 39 to 44.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

INCOME STATEMENT (1)

QUARTERLY COMPARISON

(Line of Business)

	Q4 04 (3 months ended 12/31/04)								Q4 03 (3 months ended 12/31/03)
	RETAIL		OTHER PROPERTIES		CORPORATE		Combined TOTAL	TOTAL% CHANGE	RETAIL		MULTIFAMILY		OTHER PROPERTIES		CORPORATE		Combined TOTAL
REAL ESTATE OPERATING REVENUES
Base Rents	$75,011,376		$94,396		$—		$75,105,772	33.5%	$56,172,818		$—		$85,156		$—		$56,257,974
Straight-Lining of Base Rents	1,374,762		—		—		1,374,762	30.3%	1,055,305		—		—		—		1,055,305
Percentage Rents	4,745,172		—		—		4,745,172	35.9%	3,490,813		—		—		—		3,490,813
Expense Reimbursables	29,649,040		8,293				29,657,333	20.4%	24,620,341		2,248		(386)		—		24,622,203
Lease Termination	1,252,868		—		—		1,252,868	68.3%	744,306		—		—				744,306
Other Real Estate Revenues	6,201,755		—		—		6,201,755	56.2%	3,970,963		—		—		—		3,970,963

TOTAL REVENUES	118,234,973	100%	102,689	0%	—	—	118,337,662	31.3%	90,054,546	100%	2,248	0%	84,770	0%	—	—	90,141,564

REAL ESTATE OPERATING EXPENSES
Operating and Maintenance	31,877,582		4,295		—		31,881,877	33.2%	23,918,556		14,494		2,890		—		23,935,940
Real Estate Taxes	9,607,260		10,220		—		9,617,480	25.0%	7,695,695		10		—		—		7,695,705

TOTAL EXPENSES	41,484,842	100%	14,515	0%	—	—	41,499,357	31.2%	31,614,251	100%	14,504	0%	2,890	0%	—	—	31,631,645

NET OPERATING INCOME	76,750,131	100%	88,174	0%	—	—	76,838,305	31.3%	58,440,295	100%	(12,256)	0%	81,880	0%	—	—	58,509,919

OTHER INCOME (EXPENSES)
Management Company Revenue	—		—		4,072,413		4,072,413	11.2%	—		—		—		3,662,141		3,662,141
Interest and Other Income	—		—		161,323		161,323	-51.7%	—		—		—		334,319		334,319
General and Administrative:															—		—
Corporate Payroll and Benefits	—		—		(7,466,438)		(7,466,438)	-27.2%	—		—		—		(10,261,792)		(10,261,792)
Other General & Administrative	—		—		(3,725,032)		(3,725,032)	-51.0%	—		—		—		(7,597,474)		(7,597,474)

Earnings before interest expenses, taxes, depreciation and amortization	76,750,131	110%	88,174	0%	(6,957,734)	-10%	69,880,571	56.5%	58,440,295	131%	(12,256)	0%	81,880	0%	(13,862,806)	-31%	44,647,113

Interest Expense (2)	(18,963,921)		—		(1,890,539)		(20,854,460)	27.7%	(15,298,177)		—		—		(1,033,909)		(16,332,086)
Depreciation & Amortization	(27,095,719)		(12,540)		(285,982)		(27,394,241)	41.7%	(19,185,241)		—		(12,540)		(141,450)		(19,339,231)

TOTAL OTHER INCOME (EXPENSES)	(46,059,640)		(12,540)		(2,176,521)		(48,248,701)	35.3%	(34,483,418)		—		(12,540)		(1,175,359)		(35,671,317)

Gains (loss) on sales of interests in Real Estate	(45,001)		—		—		(45,001)	N/A			4,457,176				—		4,457,176

Income before Minority Interest	30,645,490		75,634		(9,134,255)		21,586,869	60.7%	23,956,877		4,444,920		69,340		(15,038,165)		13,432,972

Minority Interest in Properties	(64,900)		—				(64,900)		(346,548)								(346,548)

Minority Interest of O.P. Unitholders	—		—		(2,333,949)		(2,333,949)	94.7%	—		—		—		(1,198,594)		(1,198,594)

Income from Operations	30,580,590		75,634		(11,468,204)		19,188,020	61.4%	23,610,329		4,444,920		69,340		(16,236,759)		11,887,830

Discontinued Operations:
Income from Disposed Real Estate			—		—		—	—					—		—		—
Minority Interest of O.P. Unitholders					(23,513)		(23,513)	N/A	—		—		—		(580,392)		(580,392)
Gain (loss) on Disposition of Discontinued Operations					—		—	N/A	—		194,441		—		—		194,441

TOTAL DISCONTINUED OPERATIONS	—		—		(23,513)		(23,513)	N/A	—		194,441		—		(580,392)		(385,951)

NET INCOME	$30,580,590	160%	$75,634	0%	$(11,491,717)	-60%	$19,164,507	66.6%	$23,610,329	205%	$4,639,361	40%	$69,340	1%	$(16,817,151)	-146%	$11,501,879

(1)	Includes PREIT’s percent of partnership investments that is “grossed up” to reflect the Company’s share of the Total Revenues and Expenses of the underlying properties. The Company calculates the “gross up” by applying its percentage ownership interest to the historical financial statements of its equity method investments.

(2)	Capitalized interest expense of $379,000 is not included in the quarter ended 12/31/04 and $338,000 is not included in the quarter ended 12/31/03.

NOTE: A reconciliation of the proportionate consolidation method to GAAP is included on pages 39 to 44.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

INCOME STATEMENT (1)

YEARLY COMPARISON

(Line of Business)

	CY 2004 (12 months ended 12/31/04)								CY 2003 (12 months ended 12/31/03)
	RETAIL		OTHER PROPERTIES		CORPORATE		Combined TOTAL	TOTAL% CHANGE	RETAIL		MULTIFAMILY		OTHER PROPERTIES		CORPORATE		Combined TOTAL
REAL ESTATE OPERATING REVENUES
Base Rents	$286,439,529		$349,864		$—		$286,789,393	73.8%	$136,294,338		$28,402,431		$337,154		$—		$165,033,923
Less Vacan- cies and Concess- ions			—		—		—	N/A	—		(2,694,705)		—		—		(2,694,705)
Straight-Lining of Base Rents	5,211,965		—		—		5,211,965	85.8%	2,805,547		—		—		—		2,805,547
Percentage Rents	10,466,745		—		—		10,466,745	119.7%	4,765,061		—		—		—		4,765,061
Expense Reimbursables	127,206,265		44,613				127,250,878	119.0%	58,111,682		2,248		2,239		—		58,116,169
Lease Termination	3,953,472		—		—		3,953,472	238.8%	1,041,180		125,769		—				1,166,949
Other Real Estate Revenues	13,232,355		—		—		13,232,355	75.4%	6,483,565		1,061,639		(375)		—		7,544,829

TOTAL REVENUES	446,510,331	100%	394,477	0%	—	—	446,904,808	88.8%	209,501,373	88%	26,897,382	11%	339,018	0%	—	—	236,737,773

REAL ESTATE OPERATING EXPENSES
Operating and Maintenance	126,577,196		14,175		—		126,591,371	95.1%	54,901,077		9,971,515		13,093		—		64,885,685
Real Estate Taxes	39,888,301		38,440		—		39,926,741	86.4%	18,957,900		2,459,030		2,696		—		21,419,626

TOTAL EXPENSES	166,465,497	100%	52,615	0%	—	—	166,518,112	92.9%	73,858,977	86%	12,430,545	14%	15,789	0%	—	—	86,305,311

NET OPERATING INCOME	280,044,834	100%	341,862	0%	—	—	280,386,696	86.4%	135,642,396	90%	14,466,837	10%	323,229	0%	—	—	150,432,462

OTHER INCOME (EXPENSES)
Management Company Revenue	—		—		9,702,616		9,702,616	-11.6%	—		—		—		10,973,015		10,973,015
Interest and Other Income	—		—		1,026,116		1,026,116	15.8%	—		—		—		885,975		885,975
General and Administrative:					—										—		—
Corporate Payroll and Benefits	—		—		(30,057,014)		(30,057,014)	29.7%	—		—		—		(23,168,976)		(23,168,976)
Other General & Administrative	—		—		(14,612,911)		(14,612,911)	-11.5%	—		—		—		(16,509,394)		(16,509,394)

Earnings before interest expenses, taxes, depreciation and amortization	280,044,834	114%	341,862	0%	(33,941,193)	-14%	246,445,503	101.0%	135,642,396	111%	14,466,837	12%	323,229	0%	(27,819,380)	-23%	122,613,082

Interest Expense (2)	(76,361,502)		—		(7,190,486)		(83,551,988)	59.6%	(39,240,910)		(5,652,058)		—		(7,466,709)		(52,359,677)
Depreciation & Amortization	(102,110,509)		(50,160)		(931,325)		(103,091,994)	126.5%	(42,527,119)		(2,454,834)		(51,158)		(489,253)		(45,522,364)

TOTAL OTHER INCOME (EXPENSES)	(178,472,011)		(50,160)		(8,121,811)		(186,643,982)	90.7%	(81,768,029)		(8,106,892)		(51,158)		(7,955,962)		(97,882,041)

Gains (loss) on sales of interests in Real Estate	1,484,182		—		—		1,484,182	N/A	1,111,692		15,087,618				—		16,199,310

Income before Minority Interest	103,057,005		291,702		(42,063,004)		61,285,703	49.7%	54,986,059		21,447,563		272,071		(35,775,342)		40,930,351

Minority Interest in Properties	(629,599)		—				(629,599)		(864,465)								(864,465)

Minority Interest of O.P. Unitholders	—		—		(5,695,811)		(5,695,811)	72.7%	—		—		—		(3,298,010)		(3,298,010)

Income from Operations	102,427,406		291,702		(47,758,815)		54,960,293	49.5%	54,121,594		21,447,563		272,071		(39,073,352)		36,767,876

Discontinued Operations:
Income from Disposed Real Estate			—		—		—	—					—		—		—
Minority Interest of O.P. Unitholders					(622,663)		(622,663)	N/A	—		—		—		(18,848,730)		(18,848,730)
Gain (loss) on Disposition of Discontinued Operations					(550,000)		(550,000)	N/A	—		178,121,005		—		—		178,121,005

TOTAL DISCONT- INUED OPERATIONS	—		—		(1,172,663)		(1,172,663)	N/A	—		178,121,005		—		(18,848,730)		159,272,275

NET INCOME	$102,427,406	190%	$291,702	1%	$(48,931,478)	-91%	$53,787,630	-72.6%	$54,121,594	28%	$199,568,568	102%	$272,071	0%	$(57,922,082)	-30%	$196,040,151

(1)	Includes PREIT’s percent of partnerships investment that is “grossed up” to reflect the Company’s share of the Total Revenues and Expenses of the underlying properties. The Company calculates the “gross up” by applying its percentage ownership interest to the historical

(2)	Capitalized interest expense of $1,418,000 is not included in the year ended 12/31/04 and $1,408,000 is not included in the year ended 12/31/03.

NOTE: A reconciliation of the proportionate consolidation method to GAAP is included on pages 39 to 44.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

RETAIL INCOME STATEMENT (1)

QUARTERLY COMPARISON

	Q4 04 (3 months ended 12/31/04)								Q4 03 (3 months ended 12/31/03)
	Combined TOTAL	WO		Partnerships		% Change TOTAL	% Change WO	% Change Partnerships	Combined TOTAL	WO		Partnerships
R.E. OPERATING REVENUES
Base Rents	$75,011,376	$69,631,266		$5,380,110		33.5%	37.2%	-0.7%	$56,172,818	$50,753,394		$5,419,424
Straight-Lining of Base Rents	1,374,762	1,312,653		62,109		30.3%	24.0%	-1966.8%	1,055,305	1,058,632		(3,327)
Percentage Rents	4,745,172	4,618,507		126,665		35.9%	32.9%	700.1%	3,490,813	3,474,981		15,832
Expense Reimbursables	29,649,040	27,925,976		1,723,064		20.4%	22.7%	-7.2%	24,620,341	22,764,268		1,856,073
Lease Termination and Other Income	1,252,868	1,252,868		—		68.3%	68.3%	N/A	744,306	744,306		—
Other Real Estate Revenues	6,201,755	5,943,302		258,453		56.2%	64.9%	-29.5%	3,970,963	3,604,489		366,474

TOTAL REVENUES	118,234,973	110,684,572	94%	7,550,401	6%	31.3%	34.3%	-1.4%	90,054,546	82,400,070	92%	7,654,476	8%

R.E. OPERATING EXPENSES
Operating and Maintenance	31,877,582	30,330,192		1,547,390		33.3%	38.0%	-20.3%	23,918,556	21,977,387		1,941,169
Real Estate Taxes	9,607,260	8,944,030		663,230		24.8%	27.3%	-0.9%	7,695,695	7,026,497		669,198

Total Operating Expenses	41,484,842	39,274,222	95%	2,210,620	5%	31.2%	35.4%	-15.3%	31,614,251	29,003,884	92%	2,610,367	8%

NET OPERATING INCOME	76,750,131	71,410,350	93%	5,339,781	7%	31.3%	33.7%	5.9%	58,440,295	53,396,186	91%	5,044,109	9%

OTHER INCOME (EXP.)
Interest Expense	(18,963,921)	(16,880,516)		(2,083,405)		24.0%	28.8%	-4.9%	(15,298,177)	(13,107,191)		(2,190,986)
Depreciation & Amortization	(27,095,719)	(24,536,761)		(2,558,958)		41.2%	36.8%	105.8%	(19,185,241)	(17,941,569)		(1,243,672)

TOTAL OTHER INCOME (EXP.)	(46,059,640)	(41,417,277)		(4,642,363)		33.6%	33.4%	35.2%	(34,483,418)	(31,048,760)		(3,434,658)

Gains (loss) on sales of int. in R.E	(45,001)	—		(45,001)		N/A	N/A	N/A	—	—		—

Income before Minority Int.	30,645,490	29,993,073		652,417		27.9%	34.2%	-59.5%	23,956,877	22,347,426		1,609,451

Minority Interest in Properties	(64,900)	(64,900)				-81.3%	-81.3%	N/A	(346,548)	(346,548)		—

Discontinued Operations:				—					—

Income from Disposed Real Estate	—			—		N/A	N/A	N/A	—

Gain (loss) on Disposition of Discontinued Operations	—	—		—		N/A	N/A	N/A

TOTAL DISCONTINUED OPERATIONS	—	—				N/A	N/A	N/A	—	—		—

NET INCOME	$30,580,590	$29,928,173	98%	$652,417	2%	29.5%	36.0%	-59.5%	$23,610,329	$22,000,878	93%	$1,609,451	7%

SAME STORE COMPARISON

	Q4 04 (3 months ended 12/31/04)										Q4 03 (3 months ended 12/31/03)
	Combined TOTAL	SAME		NEW		REDEV		DIVEST		% Change Same Store	Combined TOTAL	SAME		NEW		REDEV		DIVEST
Base Rents	$75,011,376	$36,915,496		$35,534,378		$2,540,843		$20,659		0.9%	$56,172,818	$36,579,163		$15,049,652		$2,237,499		$2,306,505
Straight-Lining of Base Rents	1,374,762	561,656		793,830		19,276		—		-26.9%	1,055,305	768,470		245,716		19,809		21,310
Percentage Rents	4,745,172	1,576,657		2,955,154		315,939		(102,578)		6.1%	3,490,813	1,485,956		1,605,405		256,288		143,164
Expense Reimbursables	29,649,040	15,152,942		13,477,514		1,257,852		(239,267)		-11.9%	24,620,341	17,195,218		5,477,132		980,621		967,370
Lease Termination	1,252,868	699,995		500,658		52,215		—		0.2%	744,306	698,750		—		—		45,556
Other Real Estate Revenues	6,201,755	3,072,759		2,650,589		428,144		50,264		24.4%	3,970,963	2,470,148		1,057,505		311,004		132,306

TOTAL REVENUES	118,234,973	57,979,504	49%	55,912,122	47%	4,614,269	4%	(270,922)	0%	-2.1%	90,054,546	59,197,705	66%	23,435,410	26%	3,805,221	4%	3,616,211

R.E. OPERATING EXPENSES
Operating and Maintenance	31,877,582	14,468,131		15,588,999		1,821,064		(612)		-7.0%	23,918,556	15,553,266		5,982,663		1,147,600		1,235,027
Real Estate Taxes	9,607,260	5,178,489		4,188,669		260,256		(20,154)		-5.0%	7,695,695	5,450,011		1,667,050		231,899		346,735

Total Operating Expenses	41,484,842	19,646,620	47%	19,777,668	48%	2,081,320	5%	(20,766)	0%	-6.5%	31,614,251	21,003,277	66%	7,649,713	24%	1,379,499	4%	1,581,762

NET OPERATING INCOME	76,750,131	38,332,884	50%	36,134,454	47%	2,532,949	3%	(250,156)	0%	0.4%	58,440,295	38,194,428	65%	15,785,697	27%	2,425,722	4%	2,034,449

OTHER INCOME (EXP.)
Interest Expense	(18,963,921)	(10,414,388)		(7,776,333)		(773,201)		—		0.2%	(15,298,177)	(10,394,492)		(3,828,135)		(783,252)		(292,298)
Depreciation & Amortization	(27,095,719)	(12,693,909)		(13,742,033)		(659,777)		—		5.1%	(19,185,241)	(12,077,879)		(6,554,859)		(496,649)		(55,855)

TOTAL OTHER INCOME (EXP.)	(46,059,640)	(23,108,297)		(21,518,366)		(1,432,978)		—		2.8%	(34,483,418)	(22,472,371)		(10,382,994)		(1,279,901)		(348,153)

Gain (loss) on sales of int. in R.E.	(45,001)	—		—		—		(45,001)		N/A	—			—		—

Income before Minority Int.	30,645,490	15,224,588		14,616,089		1,099,971		(295,157)		-3.2%	23,956,877	15,722,057		5,402,703		1,145,821		1,686,296

Minority Interest in Properties	(64,900)			(66,183)				1,283			(346,548)	(310,751)		(29,338)		—		(6,459)
Discontinued Operations:
Income from Disposed Real Estate	—	—		—		—		—		N/A		—		—		—		—
Gain (loss) on Disposition of Discontinued Operations	—	—		—		—		—		N/A

TOTAL DISCONTINUED OPERATIONS	—	—		—		—		—		N/A	—

NET INCOME	$30,580,590	$15,224,588	50%	$14,549,906	48%	$1,099,971	4%	$(293,874)	-1%	-1.2%	$23,610,329	$15,411,306	65%	$5,373,365	23%	$1,145,821	5%	$1,679,837

(1)	Includes PREIT’s percent of partnership investments that is “grossed up” to reflect the Company’s share of the Total Revenues and Expenses of the underlying properties. The Company calculates the “gross up” by applying its percentage ownership interest to the historical financial statements of its equity method investments.

NOTE: A reconciliation of the proportionate consolidation method to GAAP is included on pages 39 to 44.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

RETAIL INCOME STATEMENT (1)

YEARLY COMPARISON

	CY 2004 (12 months ended 12/31/04)								CY 2003 (12 months ended 12/31/03)
	Combined TOTAL	WO		Partnerships		% Change TOTAL	% Change WO	% Change Partnerships	Combined TOTAL	WO		Partnerships
R.E. OPERATING REVENUES
Base Rents	$286,439,529	$265,437,598		$21,001,931		110.2%	137.6%	-14.6%	$136,294,338	$111,693,035		$24,601,303
Straight-Lining of Base Rents	5,211,965	5,098,086		113,879		85.8%	93.6%	-33.9%	2,805,547	2,633,353		172,194
Percentage Rents	10,466,745	10,152,342		314,403		119.7%	129.6%	-8.2%	4,765,061	4,422,624		342,437
Expense Reimbursables	127,206,265	120,840,398		6,365,867		118.9%	145.9%	-29.0%	58,111,682	49,149,210		8,962,472
Lease Termination and Other Income	3,953,472	3,953,472		—		279.7%	283.8%	-100.0%	1,041,180	1,030,185		10,995
Other Real Estate Revenues	13,232,355	12,535,331		697,024		104.1%	133.2%	-37.1%	6,483,565	5,375,879		1,107,686

TOTAL REVENUES	446,510,331	418,017,227	94%	28,493,104	6%	113.1%	139.8%	-19.0%	209,501,373	174,304,286	83%	35,197,087	17%

R.E. OPERATING EXPENSES
Operating and Maintenance	126,577,196	120,251,829		6,325,367		130.6%	165.6%	-34.2%	54,901,077	45,283,494		9,617,583
Real Estate Taxes	39,888,301	37,424,508		2,463,793		110.4%	134.5%	-17.8%	18,957,900	15,960,853		2,997,047

Total Operating Expenses	166,465,497	157,676,337	95%	8,789,160	5%	125.4%	157.5%	-30.3%	73,858,977	61,244,347	83%	12,614,630	17%

NET OPERATING INCOME	280,044,834	260,340,890	93%	19,703,944	7%	106.5%	130.3%	-12.7%	135,642,396	113,059,939	83%	22,582,457	17%

OTHER INCOME (EXP.)
Interest Expense	(76,361,502)	(68,044,863)		(8,316,639)		94.6%	140.4%	-24.0%	(39,240,910)	(28,300,865)		(10,940,045)
Depreciation & Amortization	(102,110,509)	(96,329,623)		(5,780,886)		140.1%	156.2%	17.4%	(42,527,119)	(37,601,957)		(4,925,162)

TOTAL OTHER INCOME (EXP.)	(178,472,011)	(164,374,486)		(14,097,525)		118.3%	149.4%	-11.1%	(81,768,029)	(65,902,822)		(15,865,207)

Gains (loss) on sales of int. in R.E	1,484,182	—		1,484,182		N/A	N/A	N/A	1,111,692	1,111,692		—

Income before Minority Int.	103,057,005	95,966,404		7,090,601		87.4%	98.8%	5.6%	54,986,059	48,268,809		6,717,250

Minority Interest in Properties	(629,599)	(629,599)				-27.2%	-27.2%	N/A	(864,465)	(864,465)		—

Discontinued Operations:				—					—

Income from Disposed Real Estate	—			—		N/A	N/A	N/A	—

Gain (loss) on Disposition of Discontinued Operations	—	—		—		N/A	N/A	N/A

TOTAL DISCONTINUED OPERATIONS	—	—				N/A	N/A	N/A	—	—		—

NET INCOME	$102,427,406	$95,336,805	93%	$7,090,601	7%	89.3%	101.1%	5.6%	$54,121,594	$47,404,344	88%	$6,717,250	12%

SAME STORE COMPARISON

	CY 2004 (12 months ended 12/31/04)										CY 2003 (12 months ended 12/31/03)
	Combined TOTAL	SAME		NEW		REDEV		DIVEST		% Change Same Store	Combined TOTAL	SAME		NEW		REDEV		DIVEST
Base Rents	$286,439,529	$63,177,441		$202,286,816		$9,029,126		$11,946,146		3.2%	$136,294,338	$61,196,364		$63,236,686		$9,137,631		$2,723,658
Straight-Lining of Base Rents	5,211,965	675,859		4,302,005		64,606		169,496		-28.7%	2,805,547	947,759		1,634,595		206,919		16,274
Percentage Rents	10,466,745	1,646,758		8,025,703		521,211		273,074		-4.2%	4,765,061	1,719,278		2,471,218		431,401		143,164
Expense Reimbursables	127,206,265	17,473,584		99,920,551		5,017,200		4,794,931		-1.6%	58,079,991	17,760,358		35,259,842		4,002,997		1,056,794
Lease Termination	3,953,472	1,659,000		2,242,257		52,215		—		370.6%	1,041,180	352,500		643,124		—		45,556
Other Real Estate Revenues	13,232,355	1,700,774		10,328,007		733,002		470,573		-10.5%	6,515,256	1,900,830		3,785,805		664,624		163,997

TOTAL REVENUES	446,510,331	86,333,414	19%	327,105,337	73%	15,417,360	3%	17,654,220	4%	2.9%	209,501,373	83,877,089	40%	107,031,270	51%	14,443,572	7%	4,149,443

R.E. OPERATING EXPENSES
Operating and Maintenance	126,577,196	16,916,184		96,536,291		4,464,847		8,659,874		-0.5%	54,901,077	16,998,189		32,577,903		3,977,806		1,347,179
Real Estate Taxes	39,888,301	6,847,678		30,326,324		984,307		1,729,992		5.1%	18,957,900	6,516,475		10,943,244		1,098,785		399,396

Total Operating Expenses	166,465,497	23,763,862	14%	126,862,615	76%	5,449,154	3%	10,389,866	6%	1.1%	73,858,977	23,514,664	32%	43,521,147	59%	5,076,591	7%	1,746,575

NET OPERATING INCOME	280,044,834	62,569,552	22%	200,242,722	72%	9,968,206	4%	7,264,354	3%	3.7%	135,642,396	60,362,425	45%	63,510,123	47%	9,366,981	7%	2,402,868

OTHER INCOME (EXP.)
Interest Expense	(76,361,502)	(18,813,983)		(52,836,422)		(3,087,948)		(1,623,149)		7.6%	(39,240,910)	(17,481,657)		(18,350,355)		(3,116,600)		(292,298)
Depreciation & Amortization	(102,110,509)	(20,554,608)		(79,207,900)		(2,198,986)		(149,015)		9.4%	(42,527,119)	(18,796,618)		(20,803,890)		(2,701,628)		(224,984)

TOTAL OTHER INCOME (EXP.)	(178,472,011)	(39,368,591)		(132,044,322)		(5,286,934)		(1,772,164)		8.5%	(81,768,029)	(36,278,275)		(39,154,245)		(5,818,228)		(517,282)

Gain (loss) on sales of int. in R.E.	1,484,182	—		—		—		1,484,182		N/A	1,111,692			—		1,111,692

Income before Minority Int.	103,057,005	23,200,961		68,198,400		4,681,272		6,976,372		-3.7%	54,986,059	24,084,150		24,355,878		4,660,445		1,885,586

Minority Interest in Properties	(629,599)			(611,173)				(18,426)		N/A	(864,465)	—		(858,006)		—		(6,459)
Discontinued Operations:
Income from Disposed Real Estate	—	—		—		—		—		N/A		—		—		—		—
Gain (loss) on Disposition of Discontinued Operations	—	—		—		—		—		N/A

TOTAL DISCONTINUED OPERATIONS	—	—								N/A	—

NET INCOME	$102,427,406	$23,200,961	23%	$67,587,227	66%	$4,681,272	5%	$6,957,946	7%	-3.7%	$54,121,594	$24,084,150	45%	$23,497,872	43%	$4,660,445	9%	$1,879,127

(1)	Includes PREIT’s percent of partnership investments that is “grossed up” to reflect the Company’s share of the Total Revenues and Expenses of the underlying properties. The Company calculates the “gross up” by applying its percentage ownership interest to the historical financial statements of its equity method investments.

NOTE: A reconciliation of the proportionate consolidation method to GAAP is included on pages 39 to 44.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

RETAIL INCOME STATEMENT (1)

QUARTERLY COMPARISON

(Property Subtype)

	Q4 04 (3 months ended 12/31/04)
	Combined TOTAL	Enclosed Mall		Power Center		Strip Center		% Change TOTAL	% Change Enclosed Mall
R.E. OPERATING REVENUES
Base Rents	$75,011,376	$66,906,929		$6,599,390		$1,505,057		33.5%	39.5%
Straight-Lining of Base Rents	1,374,762	1,237,977		130,283		6,502		30.3%	34.0%
Percentage Rents	4,745,172	4,651,465		93,707		—		35.9%	36.4%
Expense Reimbursables	29,649,040	28,151,637		1,172,233		325,170		20.4%	23.3%
Lease Termination and Other Income	1,252,868	1,252,868		—		—		68.3%	88.2%
Other Real Estate Revenues	6,201,755	6,161,938		39,691		126		56.2%	56.4%

TOTAL REVENUES	118,234,973	108,362,814	92%	8,035,304	7%	1,836,855	2%	31.3%	35.9%

R.E. OPERATING EXPENSES
Operating and Maintenance	31,877,582	30,644,863		841,413		391,306		33.3%	34.1%
Real Estate Taxes	9,607,260	8,522,519		878,308		206,433		24.8%	26.1%

Total Operating Expenses	41,484,842	39,167,382	94%	1,719,721	4%	597,739	1%	31.2%	32.3%

NET OPERATING INCOME	76,750,131	69,195,432	90%	6,315,583	8%	1,239,116	2%	31.3%	38.0%

OTHER INCOME (EXP.)
Interest Expense	(18,963,921)	(17,047,358)		(1,880,695)		(35,868)		24.0%	25.4%
Depreciation & Amortization	(27,095,719)	(23,111,852)		(3,500,242)		(483,625)		41.2%	37.0%

TOTAL OTHER INCOME (EXP.)	(46,059,640)	(40,159,210)		(5,380,937)		(519,493)		33.6%	31.8%

Gains (loss) on sales of int. in R.E.	(45,001)	—		—		(45,001)		N/A	N/A

Income before Minority Int.	30,645,490	29,036,222		934,646		674,622		27.9%	47.6%

Minority Interest in Properties	(64,900)	(64,900)		—		—		-81.3%	-81.3%

Discontinued Operations:
Income from Disposed Real Estate	—	—		—				N/A	N/A

Gain (loss) on Disposition of Discontinued Operations	—							N/A	N/A

TOTAL DISCONTINUED OPERATIONS	—	—		—		—		N/A	N/A

NET INCOME	$30,580,590	$28,971,322	95%	$934,646	3%	$674,622	2%	29.5%	49.9%

			Q4 03 (3 months ended 12/31/03)
	% Change Power Center	% Change Strip Center	Combined TOTAL	Enclosed Mall		Power Center		Strip Center
R.E. OPERATING REVENUES
Base Rents	-0.9%	-1.9%	$56,172,818	$47,978,472		$6,660,878		$1,533,468
Straight-Lining of Base Rents	-3.0%	-351.9%	1,055,305	923,572		134,314		(2,581)
Percentage Rents	17.7%	N/A	3,490,813	3,411,217		79,596		—
Expense Reimbursables	-8.1%	-36.9%	24,620,341	22,829,880		1,275,181		515,280
Lease Termination and Other Income	-100.0%	N/A	744,306	665,556		78,750		—
Other Real Estate Revenues	49.3%	-97.7%	3,970,963	3,938,923		26,588		5,452

TOTAL REVENUES	-2.7%	-10.5%	90,054,546	79,747,620	89%	8,255,307	9%	2,051,619	2%

R.E. OPERATING EXPENSES
Operating and Maintenance	12.7%	20.8%	23,918,556	22,848,120		746,445		323,991
Real Estate Taxes	20.3%	-0.2%	7,695,695	6,759,060		729,862		206,773

Total Operating Expenses	16.5%	12.6%	31,614,251	29,607,180	94%	1,476,307	5%	530,764	2%

NET OPERATING INCOME	-6.8%	-18.5%	58,440,295	50,140,440	86%	6,779,000	12%	1,520,855	3%

OTHER INCOME (EXP.)
Interest Expense	12.7%	-3.1%	(15,298,177)	(13,592,812)		(1,668,332)		(37,033)
Depreciation & Amortization	85.7%	12.2%	(19,185,241)	(16,869,089)		(1,885,239)		(430,913)

TOTAL OTHER INCOME (EXP.)	51.4%	11.0%	(34,483,418)	(30,461,901)		(3,553,571)		(467,946)

Gains (loss) on sales of int. in R.E.	N/A	N/A	—	—		—		—

Income before Minority Int.	-71.0%	-35.9%	23,956,877	19,678,539		3,225,429		1,052,909

Minority Interest in Properties	N/A	N/A	(346,548)	(346,548)		—		—

Discontinued Operations:
Income from Disposed Real Estate	N/A	N/A	—	—		—

Gain (loss) on Disposition of Discontinued Operations	N/A	N/A

TOTAL DISCONTINUED OPERATIONS	N/A	N/A	—	—		—		—

NET INCOME	-71.0%	-35.9%	$23,610,329	$19,331,991	82%	$3,225,429	14%	$1,052,909	4%

SAME STORE COMPARISON

	Q4 04 (3 months ended 12/31/04)
	Combined TOTAL	Enclosed Mall		Power Center		Strip Center		% Change TOTAL (1)	% Change Enclosed Mall
R.E. OPERATING REVENUES
Base Rents	$36,915,496	$28,811,049		$6,599,390		$1,505,057		0.9%	1.0%
Straight-Lining of Base Rents	561,656	424,871		130,283		6,502		-26.9%	-33.1%
Percentage Rents	1,576,657	1,482,950		93,707		—		6.1%	5.4%
Expense Reimbursables	15,152,942	13,655,539		1,172,233		325,170		-11.9%	-11.6%
Lease Termination	699,995	699,995		—		—		0.2%	12.9%
Other Real Estate Revenues	3,072,759	3,032,942		39,691		126		24.4%	24.4%

TOTAL REVENUES	57,979,504	48,107,345	83%	8,035,304	14%	1,836,855	3%	-2.1%	-2.0%

R.E. OPERATING EXPENSES
Operating and Maintenance	14,468,131	13,235,412		841,413		391,306		-7.0%	-8.9%
Real Estate Taxes	5,178,489	4,093,748		878,308		206,433		-5.0%	-9.7%

Total Operating Expenses	19,646,620	17,329,160	88%	1,719,721	9%	597,739	3%	-6.5%	-9.1%

NET OPERATING INCOME	38,332,884	30,778,185	80%	6,315,583	16%	1,239,116	3%	0.4%	2.5%

OTHER INCOME (EXP.)
Interest Expense	(10,414,388)	(8,497,825)		(1,880,695)		(35,868)		0.2%	-2.2%
Depreciation & Amortization	(12,693,909)	(8,710,042)		(3,500,242)		(483,625)		5.1%	-11.3%

TOTAL OTHER INCOME (EXP.)	(23,108,297)	(17,207,867)		(5,380,937)		(519,493)		2.8%	-7.0%

Gain (loss) on sales of int. in R.E	—	—		—		—		N/A	N/A

Income before Minority Int.	15,224,588	13,570,319		934,646		719,623		-3.2%	17.9%

Minority Interest in Properties	—	—		—		—

NET INCOME	$15,224,588	$13,570,319	89%	$934,646	6%	$719,623	5%	-1.2%	21.2%

			Q4 03 (3 months ended 12/31/03)
	% Change Power Center	% Change Strip Center	Combined TOTAL	Enclosed Mall		Power Center		Strip Center
R.E. OPERATING REVENUES
Base Rents	-0.9%	8.3%	$36,579,163	$28,527,975		$6,660,878		$1,390,310
Straight-Lining of Base Rents	-3.0%	-872.2%	768,470	634,998		134,314		(842)
Percentage Rents	17.7%	N/A	1,485,956	1,406,360		79,596		—
Expense Reimbursables	-8.1%	-31.4%	17,195,218	15,446,004		1,275,181		474,033
Lease Termination	-100.0%	N/A	698,750	620,000		78,750		—
Other Real Estate Revenues	49.3%	-97.7%	2,470,148	2,438,108		26,588		5,452

TOTAL REVENUES	-2.7%	-1.7%	59,197,705	49,073,445	83%	8,255,307	14%	1,868,953	3%

R.E. OPERATING EXPENSES
Operating and Maintenance	12.7%	38.1%	15,553,266	14,523,488		746,445		283,333
Real Estate Taxes	20.3%	10.5%	5,450,011	4,533,405		729,862		186,744

Total Operating Expenses	16.5%	27.2%	21,003,277	19,056,893	91%	1,476,307	7%	470,077	2%

NET OPERATING INCOME	-6.8%	-11.4%	38,194,428	30,016,552	79%	6,779,000	18%	1,398,876	4%

OTHER INCOME (EXP.)
Interest Expense	12.7%	-3.1%	(10,394,492)	(8,689,127)		(1,668,332)		(37,033)
Depreciation & Amortization	85.7%	28.9%	(12,077,879)	(9,817,582)		(1,885,239)		(375,058)

TOTAL OTHER INCOME (EXP.)	51.4%	26.1%	(22,472,371)	(18,506,709)		(3,553,571)		(412,091)

			—			—		—

Gain (loss) on sales of int. in R.E	N/A	N/A	—	—		—		—

Income before Minority Int.	-71.0%	-27.1%	15,722,057	11,509,843		3,225,429		986,785

Minority Interest in Properties			(310,751)	(310,751)

NET INCOME	-71.0%	-27.1%	$15,411,306	$11,199,092	73%	$3,225,429	21%	$986,785	6%

(1)	Includes PREIT’s percent of partnership investments that is “grossed up” to reflect the Company’s share of the Total Assets and Liabilities of the underlying properties. The Company calculates the “gross up” by applying its percentage ownership interest to the historical financial statements of its equity method investments.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

RETAIL INCOME STATEMENT (1)

YEARLY COMPARISON

(Property Subtype)

	CY 2004 (12 months ended 12/31/04)
	Combined TOTAL	Enclosed Mall		Power Center		Strip Center		% Change TOTAL	% Change Enclosed Mall
R.E. OPERATING REVENUES
Base Rents	$286,439,529	$253,572,093		$26,654,346		$6,213,090		110.2%	143.7%
Straight-Lining of Base Rents	5,211,965	4,682,948		527,250		1,767		85.8%	129.6%
Percentage Rents	10,466,745	10,229,271		237,474		—		119.7%	128.3%
Expense Reimbursables	127,206,265	120,577,407		4,991,385		1,637,473		118.9%	135.5%
Lease Termination and Other Income	3,953,472	2,453,472		1,500,000		—		279.7%	215.1%
Other Real Estate Revenues	13,232,355	13,088,855		131,184		12,316		104.1%	106.2%

TOTAL REVENUES	446,510,331	404,604,046	91%	34,041,639	8%	7,864,646	2%	113.1%	139.6%

R.E. OPERATING EXPENSES
Operating and Maintenance	126,577,196	121,646,929		3,420,567		1,509,700		130.6%	142.3%
Real Estate Taxes	39,888,301	35,917,178		3,152,245		818,878		110.4%	136.5%

Total Operating Expenses	166,465,497	157,564,107	95%	6,572,812	4%	2,328,578	1%	125.4%	141.0%

NET OPERATING INCOME	280,044,834	247,039,939	88%	27,468,827	10%	5,536,068	2%	106.5%	138.7%

OTHER INCOME (EXP.)
Interest Expense	(76,361,502)	(69,354,061)		(6,862,161)		(145,280)		94.6%	114.3%
Depreciation & Amortization	(102,110,509)	(90,387,057)		(9,479,496)		(2,243,956)		140.1%	172.2%

TOTAL OTHER INCOME (EXP.)	(178,472,011)	(159,741,118)		(16,341,657)		(2,389,236)		118.3%	143.6%

Gains (loss) on sales of int. in R.E.	1,484,182	—		—		1,484,182		N/A	N/A

Income before Minority Int.	103,057,005	87,298,821		11,127,170		4,631,014		87.4%	130.2%

Minority Interest in Properties	(629,599)	(629,599)		—		—		-27.2%	-27.2%

Discontinued Operations:
Income from Disposed Real Estate	—	—		—				N/A	N/A

Gain (loss) on Disposition of Discontinued Operations	—							N/A	N/A

TOTAL DISCONTINUED OPERATIONS	—	—		—		—		N/A	N/A

NET INCOME	$102,427,406	$86,669,222	85%	$11,127,170	11%	$4,631,014	5%	89.3%	133.9%

			CY 2003 (12 months ended 12/31/03)
	% Change Power Center	% Change Strip Center	Combined TOTAL	Enclosed Mall		Power Center		Strip Center
R.E. OPERATING REVENUES
Base Rents	1.8%	2.4%	$136,294,338	$104,036,806		$26,189,828		$6,067,704
Straight-Lining of Base Rents	-18.2%	-98.5%	2,805,547	2,039,421		644,281		121,845
Percentage Rents	-16.3%	N/A	4,765,061	4,479,817		283,594		1,650
Expense Reimbursables	-0.6%	-13.9%	58,111,682	51,189,818		5,020,176		1,901,688
Lease Termination and Other Income	471.4%	N/A	1,041,180	778,680		262,500		—
Other Real Estate Revenues	14.3%	-44.7%	6,483,565	6,346,516		114,760		22,289

TOTAL REVENUES	4.7%	-3.1%	209,501,373	168,871,058	81%	32,515,139	16%	8,115,176	4%

R.E. OPERATING EXPENSES
Operating and Maintenance	1.6%	13.5%	54,901,077	50,202,470		3,367,908		1,330,699
Real Estate Taxes	5.7%	4.1%	18,957,900	15,189,118		2,982,280		786,502

Total Operating Expenses	3.5%	10.0%	73,858,977	65,391,588	89%	6,350,188	9%	2,117,201	3%

NET OPERATING INCOME	5.0%	-7.7%	135,642,396	103,479,470	76%	26,164,951	19%	5,997,975	4%

OTHER INCOME (EXP.)
Interest Expense	1.9%	-3.0%	(39,240,910)	(32,356,067)		(6,735,066)		(149,777)
Depreciation & Amortization	24.6%	31.2%	(42,527,119)	(33,206,631)		(7,609,792)		(1,710,696)

TOTAL OTHER INCOME (EXP.)	13.9%	28.4%	(81,768,029)	(65,562,698)		(14,344,858)		(1,860,473)

Gains (loss) on sales of int. in R.E.	N/A	N/A	1,111,692	—		—		1,111,692

Income before Minority Int.	-5.9%	-11.8%	54,986,059	37,916,772		11,820,093		5,249,194

Minority Interest in Properties	N/A	N/A	(864,465)	(864,465)		—		—

Discontinued Operations:
Income from Disposed Real Estate	N/A	N/A	—	—		—

Gain (loss) on Disposition of Discontinued Operations	N/A	N/A

TOTAL DISCONTINUED OPERATIONS	N/A	N/A	—	—		—		—

NET INCOME	-5.9%	-11.8%	$54,121,594	$37,052,307	68%	$11,820,093	22%	$5,249,194	10%

SAME STORE COMPARISON

	CY 2004 (12 months ended 12/31/04)
	Combined TOTAL	Enclosed Mall		Power Center		Strip Center		% Change TOTAL (1)	% Change Enclosed Mall
R.E. OPERATING REVENUES
Base Rents	$63,177,441	$31,657,483		$26,654,346		$4,865,612		3.2%	4.8%
Straight-Lining of Base Rents	675,859	156,367		527,250		(7,758)		-28.7%	-44.7%
Percentage Rents	1,646,758	1,409,284		237,474		—		-4.2%	-1.7%
Expense Reimbursables	17,473,584	11,246,874		4,991,385		1,235,325		-1.6%	-1.2%
Lease Termination	1,659,000	159,000		1,500,000		—		370.6%	76.7%
Other Real Estate Revenues	1,700,774	1,559,642		131,184		9,948		-10.5%	-11.6%

TOTAL REVENUES	86,333,414	46,188,648	54%	34,041,639	39%	6,103,127	7%	2.9%	2.3%

R.E. OPERATING EXPENSES
Operating and Maintenance	16,916,184	12,407,424		3,420,567		1,088,193		-0.5%	-2.4%
Real Estate Taxes	6,847,678	3,153,479		3,152,245		541,954		5.1%	4.5%

Total Operating Expenses	23,763,862	15,560,903	65%	6,572,812	28%	1,630,147	7%	1.1%	-1.1%

NET OPERATING INCOME	62,569,552	30,627,745	49%	27,468,827	44%	4,472,980	7%	3.7%	4.0%

OTHER INCOME (EXP.)
Interest Expense	(18,813,983)	(11,806,542)		(6,862,161)		(145,280)		7.6%	11.4%
Depreciation & Amortization	(20,554,608)	(9,816,450)		(9,479,496)		(1,258,662)		9.4%	-1.0%

TOTAL OTHER INCOME (EXP.)	(39,368,591)	(21,622,992)		(16,341,657)		(1,403,942)		8.5%	5.4%

Gain (loss) on sales of int. in R.E	—	—		—		—		N/A	N/A

Income before Minority Int.	23,200,961	9,004,753		11,127,170		3,069,038		-3.7%	0.9%

Minority Interest in Properties	—	—		—		—

NET INCOME	$23,200,961	$9,004,753	39%	$11,127,170	48%	$3,069,038	13%	-3.7%	0.9%

			CY 2003 (12 months ended 12/31/03)
	% Change Power Center	% Change Strip Center	Combined TOTAL	Enclosed Mall		Power Center		Strip Center
R.E. OPERATING REVENUES
Base Rents	1.8%	1.5%	$61,196,364	$30,215,021		$26,189,828		$4,791,515
Straight-Lining of Base Rents	-18.2%	-137.3%	947,759	282,699		644,281		20,779
Percentage Rents	-16.3%	N/A	1,719,278	1,434,034		283,594		1,650
Expense Reimbursables	-0.6%	-9.0%	17,760,358	11,382,526		5,020,176		1,357,656
Lease Termination	471.4%	N/A	352,500	90,000		262,500		—
Other Real Estate Revenues	14.3%	-55.4%	1,900,830	1,763,790		114,760		22,280

TOTAL REVENUES	4.7%	-1.5%	83,877,089	45,168,070	54%	32,515,139	39%	6,193,880	7%

R.E. OPERATING EXPENSES
Operating and Maintenance	1.6%	18.7%	16,998,189	12,713,152		3,367,908		917,129
Real Estate Taxes	5.7%	5.2%	6,516,475	3,018,793		2,982,280		515,402

Total Operating Expenses	3.5%	13.8%	23,514,664	15,731,945	67%	6,350,188	27%	1,432,531	6%

NET OPERATING INCOME	5.0%	-6.1%	60,362,425	29,436,125	49%	26,164,951	43%	4,761,349	8%

OTHER INCOME (EXP.)
Interest Expense	1.9%	-3.0%	(17,481,657)	(10,596,814)		(6,735,066)		(149,777)
Depreciation & Amortization	24.6%	-1.1%	(18,796,618)	(9,913,965)		(7,609,792)		(1,272,861)

TOTAL OTHER INCOME (EXP.)	13.9%	-1.3%	(36,278,275)	(20,510,779)		(14,344,858)		(1,422,638)

			—	—		—		—

Gain (loss) on sales of int. in R.E	N/A	N/A	—	—		—		—

Income before Minority Int.	-5.9%	-8.1%	24,084,150	8,925,346		11,820,093		3,338,711

Minority Interest in Properties

NET INCOME	-5.9%	-8.1%	$24,084,150	$8,925,346	37%	$11,820,093	49%	$3,338,711	14%

(1)	Includes PREIT’s percent of partnership investments that is “grossed up” to reflect the Company’s share of the Total Assets and Liabilities of the underlying properties. The Company calculates the “gross up” by applying its percentage ownership interest to the historical financial statements of its equity method investments.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

	Q4:12/31/04	% Change	Q4:12/31/03	CY 2004	% Change	CY 2003
FUNDS FROM OPERATIONS (1)
Net Income	$19,164,507	66.6%	$11,501,879	$53,787,630	-72.6%	$196,040,151
Dividends on preferred shares	(3,403,125)		(1,533,000)	(13,612,500)		(1,533,000)

Net Income available to common shareholders	$15,761,382	58.1%	$9,968,879	$40,175,130	-79.3%	$194,507,151
Minority Interest in Operating Partnership-continuing operations	2,333,949	94.7%	1,198,594	5,695,811	72.7%	3,298,010
Minority Interest in Operating Partnership-discontinued operations	23,513	N/A	580,392	622,663	N/A	18,848,730
(Gain) losses on sales of interests in real estate	45,001	N/A	(4,457,176)	(1,484,182)	N/A	(16,199,310)
(Gain) losses on disposition of discontinued operations	—	N/A	(194,441)	550,000	N/A	(178,121,005)
Depreciation & Amortization: (2)
Wholly owned and consolidated partnerships	24,418,390	36.8%	17,852,055	95,861,419	156.6%	37,356,061
Unconsolidated partnerships	2,558,958	105.8%	1,243,672	5,780,886	14.0%	5,071,443
Discontinued operations	—	N/A	—	—	N/A	2,308,553

FFO	$45,141,193	72.3%	$26,191,975	$147,201,727	119.5%	$67,069,633

Weighted Average Shares and O.P. Units Outstanding	40,244,661	26.8%	31,744,396	39,792,409	75.4%	22,693,026

Net Income per Share (basic)	$0.43	22.9%	$0.35	$1.11	-88.4%	$9.54

FFO per Share	$1.12	35.9%	$0.83	$3.70	25.2%	$2.96

FUNDS AVAILABLE FOR DISTRIBUTION
FFO	$45,141,193	72.3%	$26,191,975	$147,201,727	119.5%	$67,069,633
Adjustments:
Straight-lining of base rents	(1,374,762)	30.3%	(1,055,305)	(5,211,965)	85.8%	(2,805,547)
Recurring capital expenditures	(3,989,314)	354.9%	(876,942)	(8,905,629)	311.8%	(2,162,415)
Tenant allowances	(9,164,115)	N/A	(1,265,392)	(11,660,288)	N/A	(1,265,392)
Amortization of debt premium	(4,811,196)	64.0%	(2,933,065)	(19,353,621)	225.8%	(5,940,175)
Amortization of above-and below - market lease intangibles	115,172	-31.0%	167,000	707,192	74.8%	404,462

FAD	$25,916,978	28.1%	$20,228,271	$102,777,416	85.9%	$55,300,566

Weighted Average Shares and O.P. Units Outstanding	40,244,661	26.8%	31,744,396	39,792,409	75.4%	22,693,026

FAD per Share	$0.64	1.1%	$0.64	$2.58	6.0%	$2.44

PAYOUT RATIOS
Dividend per Common Share	$0.54	0.0%	$0.54	$2.16	4.3%	$2.07

Payout Ratio of Net Income per Share (basic)	125.6%	-28.7%	154.3%	194.6%	172.9%	21.7%

Payout Ratio of FFO	48.1%	-17.3%	65.4%	58.4%	-11.6%	70.0%

Payout Ratio of FAD	83.9%	-0.9%	84.7%	83.6%	-1.3%	84.9%

(1)	Certain prior period amounts have been reclassified to conform with the current period’s presentation.

(2)	Excludes depreciation of non-real estate assets and amortization of deferred financing costs.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

KEY RATIOS

	Q4: 12/31/2004	Q4: 12/31/2003
Coverage Ratio (1)
Interest Coverage Ratio (EBITDA/Interest Expense)	3.35	2.73
Leverage Ratios (1)
Debt / Total Market Capitalization	46.1%	50.3%
Operating Ratios (1)
NOI/Real Estate Revenues	64.9%	64.9%
Return on Investment Ratios (1)
Total FFO/Equity Market Capitalization, net of preferred shares	2.6%	1.8%
FFO multiple (Closing share price / Annualized FFO per share for quarter) (2)	9.54	11.00
NOI/Total Market Capitalization at Period End	2.2%	1.9%
NOI/Investment in Real Estate at Period End	2.9%	2.3%
Payout Ratios
FFO Payout Ratio (Dividend/FFO) per Share	48.1%	65.4%
FAD Payout Ratio (Dividend/FAD) per Share	83.9%	84.7%

(1)	The calculation of these ratios includes wholly owned properties, PREIT's proportional share of partnership properties and properties classified as held for sale.

(2)	Calculations based on closing stock price at the end of the quarter.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

DEBT SCHEDULE of WHOLLY OWNED PROPERTIES

Property Name	PREIT’s Ownership Interest	Total Investment to Date	PREIT’s Investment to Date (1)	PREIT’s Accumulated Depreciation	PREIT’s Depreciated Costs	PREIT’s Share of O/S Mortgage Debt and Mortgage Debt Premium	PREIT’s Share of Mortgage	PREIT’s Share of Mortgage Debt Premium	Current Mortgages Interest Rate	Annual Mortgage Debt Service	Mortgage Balance at Maturity	Date of Maturity		Notes
Retail Properties
Beaver Valley Mall	100%	$56,193,609	$56,193,609	$4,290,282	$51,903,327	$46,869,232	$46,869,232	$—	7.36%	$3,972,402	$42,265,601	2012
Capital City (2)	100%	81,155,707	81,155,707	2,387,771	78,767,936	58,914,950	52,786,545	6,128,405	7.61%	4,602,529	47,215,150	2012
Chambersburg Mall (2)(3)	89%	34,503,338	34,503,338	1,077,578	33,425,760	20,256,122	18,724,588	1,531,534	7.43%	1,762,666	17,199,298	2008
Cherry Hill Mall (4)	100%	204,720,979	204,720,979	8,280,309	196,440,670	74,502,944	71,319,187	2,796,256	10.60%	9,132,792	70,237,549	2005
						58,482,412	58,869,913	—	5.00%	3,889,582	58,148,407	2005	(5)
Christiana Power I	100%	39,949,871	39,949,871	5,476,618	34,473,253	—	—	—	0.00%	—	—
Creekview	100%	19,073,962	19,073,962	2,857,064	16,216,898	—	—	—	0.00%	—	—
Crest Plaza Shopping Center	100%	16,799,686	16,799,686	1,819,226	14,980,460	—	—	—	0.00%	—	—
Crossroads Mall	100%	31,552,658	31,552,658	1,202,897	30,349,761	14,085,354	13,395,840	689,514	7.39%	1,191,103	12,646,534	2008
Dartmouth Mall	100%	57,560,174	57,560,174	11,179,741	46,380,433	68,424,518	68,424,518	—	4.95%	4,483,668	57,594,279	2013
Echelon Mall	100%	17,499,150	17,499,150	1,938,278	15,560,872	—	—	—	0.00%
Exton Square Mall (4)	100%	143,652,608	143,652,608	6,318,157	137,334,451	104,991,154	98,528,771	6,462,383	6.95%	8,102,242	93,034,212	2008
Festival at Exton	100%	19,052,431	19,052,431	2,563,648	16,488,783	—	—	—	0.00%	—	—
Francis Scott Key Mall (3)	89%	61,086,566	61,086,566	1,871,523	59,215,043	35,448,213	32,768,029	2,680,184	7.43%	3,084,665	30,098,771	2008
Jacksonville Mall (3)	100%	66,546,888	66,546,888	2,163,623	64,383,265	27,345,766	25,278,194	2,067,572	7.43%	2,379,598	23,219,052	2008
Logan Valley Mall (2)(3)	100%	91,087,683	91,087,683	3,274,077	87,813,606	57,729,947	53,365,075	4,364,872	7.43%	5,023,597	49,017,998	2008
Lycoming Mall (2)(3)	89%	55,384,351	55,384,351	1,675,052	53,709,299	35,448,214	32,768,029	2,680,185	7.43%	3,084,664	30,098,771	2008
Magnolia Mall	100%	58,526,217	58,526,217	9,292,737	49,233,480	19,878,288	19,878,288	—	8.20%	2,597,726	17,782,882	2007
Moorestown Mall	100%	75,146,528	75,146,528	5,082,070	70,064,458	62,803,933	62,803,933	—	4.95%	4,115,367	52,863,321	2013
New River Valley Mall (3)	89%	30,178,562	30,178,562	973,802	29,204,760	17,217,704	15,915,900	1,301,804	7.43%	1,498,266	14,619,403	2008
Nittany Mall (2)(3)	89%	39,032,489	39,032,489	1,132,817	37,899,672	30,384,183	28,086,882	2,297,301	7.43%	2,643,998	25,798,946	2008
North Hanover Mall (2)(3)	89%	28,284,491	28,284,491	934,407	27,350,084	20,256,122	18,724,588	1,531,534	7.43%	1,762,666	17,199,298	2008
Northeast Tower Center (3)	100%	32,658,548	32,658,548	3,379,269	29,279,279	17,724,107	16,384,015	1,340,092	7.43%	1,542,332	15,049,385	2008
Northeast Tower Center-Home Depot	100%	13,578,891	13,578,891	1,561,573	12,017,318	12,500,000	12,500,000	—	7.40%	925,000	12,500,000	2005
Orlando Fashion Square	100%	108,469,969	108,469,969	235,005	108,234,964	—	—	—	0.00%	—	—	—
Palmer Park Mall	100%	32,520,927	32,520,927	6,672,124	25,848,803	17,733,788	17,733,788	—	6.77%	1,661,220	15,674,394	2009
Patrick Henry Mall (3)	89%	106,945,323	106,945,323	3,072,804	103,872,519	51,146,710	47,279,585	3,867,125	7.43%	4,450,730	43,428,226	2008
Paxton Towne Centre	100%	53,517,227	53,517,227	6,026,399	47,490,828	—	—	—	0.00%	—	—	—
Phillipsburg Mall (3)	89%	48,711,968	48,711,968	1,528,810	47,183,158	30,384,183	28,086,882	2,297,301	7.43%	2,643,998	25,798,946	2008
Plymouth Meeting Mall	100%	79,328,714	79,328,714	3,999,975	75,328,739	—	—	—	0.00%	—	—	—
Schuylkill Mall (2)(6)	100%	8,108,061	8,108,061	—	8,108,061	17,399,761	17,399,761	—	7.25%	N/A	N/A	2008
South Blanding Village	100%	9,502,950	9,502,950	3,394,474	6,108,476	—	—	—	0.00%	—	—	—
South Mall (2)(3)	89%	26,994,360	26,994,360	862,538	26,131,822	15,192,091	14,043,441	1,148,650	7.43%	1,321,999	12,899,473	2008
The Commons at Magnolia	100%	9,900,319	9,900,319	1,378,520	8,521,799	—	—	—	0.00%	—	—	—
The Gallery at Market East I	100%	48,365,381	48,365,381	2,132,987	46,232,394	—	—	—	0.00%	—	—	—
The Gallery at Market East II	100%	28,082,094	28,082,094	446,068	27,636,026	—	—	—	0.00%	—	—	—
The Mall at Prince Georges (4)	100%	92,556,803	92,556,803	12,685,863	79,870,940	42,820,615	41,350,053	1,470,562	8.70%	4,134,937	39,986,536	2007
Uniontown Mall (2)(3)	89%	34,398,654	34,398,654	1,183,242	33,215,412	24,307,347	22,469,506	1,837,841	7.43%	2,115,199	20,639,157	2008
Valley Mall	100%	85,892,271	85,892,271	3,107,983	82,784,288	—	—	—	0.00%	—	—	—
Valley View Mall	100%	60,015,402	60,015,402	1,759,763	58,255,639	37,462,862	36,887,606	575,256	6.15%	2,275,500	34,094,549	2009
Viewmont Mall (2)(3)	89%	76,522,861	76,522,861	2,134,091	74,388,770	30,384,183	28,086,882	2,297,301	7.43%	2,643,998	25,798,946	2008
Washington Crown Center (2)	89%	42,498,769	42,498,769	2,156,955	40,341,814	—	—	—	0.00%	—	—	—
Willow Grove Park	100%	172,620,230	172,620,230	11,473,667	161,146,563	110,789,144	108,385,064	2,404,080	8.39%	10,046,933	107,307,726	2006
Wiregrass Mall (5)	100%	37,425,141	37,425,141	1,236,296	36,188,845	—	—	—	0.00%	—	—	—
Wyoming Valley Mall (2)(3)	100%	90,793,317	90,793,317	2,538,595	88,254,722	57,729,948	53,365,076	4,364,872	7.43%	5,023,597	49,017,998	2008
Westgate Anchor Pad	100%	2,920,710	2,920,710	—	2,920,710	—	—	—	0.00%	—	—	—
Land held for development	100%	9,862,704	9,862,704	—	9,862,704	—	—	—	0.00%	—	—	—

Sub-Total Retail Properties		$2,539,179,542	$2,539,179,542	$148,758,678	$2,390,420,864	$1,218,613,795	$1,162,479,171	$56,134,624	7.28%	$105,428,274	$1,068,677,734

Industrial Properties
ARA Services, Allentown, PA	100%	$84,610	$84,610	$81,610	$3,000	$—	$—	$—	0.00%	$—	$—	—
ARA Services, Pennsauken, NJ	100%	210,473	210,473	170,661	39,812	—	—	—	0.00%	—	—	—
Interstate Container Corporation	100%	1,802,271	1,802,271	1,524,084	278,187	—	—	—	0.00%	—	—	—
Sears Roebuck & Co.	100%	406,857	406,857	350,576	56,281	—	—	—	0.00%	—	—	—

Sub-Total Industrial and Land Properties		$2,504,211	$2,504,211	$2,126,931	$377,280	$—	$—	$—	0.00%	$—	$—

TOTAL for WHOLLY OWNED PROPERTIES		$2,541,683,753	$2,541,683,753	$150,885,609	$2,390,798,144	$1,218,613,795	$1,162,479,171	$56,134,624	7.28%	$105,428,274	$1,068,677,734

TOTAL for PARTNERSHIPS		$271,058,816	$133,886,288	$34,023,363	$99,862,925	$107,513,205	$107,513,205	$—	7.47%	$10,205,588	$93,753,089

CORPORATE /LINE OF CREDIT						$271,000,000	$271,000,000	$—

TOTAL for WHOLLY OWNED and PARTNERSHIP PROPERTIES		$2,812,742,569	$2,675,570,041	$184,908,972	$2,490,661,069	$1,597,127,000	$1,540,992,376	$56,134,624	7.30%	$115,633,862	$1,162,430,823

(1)	Includes development and CIP costs.

(2)	PREIT has an 89% ownership interest and a 99% economic interest in these properties. These properties are consolidated for financial reporting purposes.

(3)	Mortgage Debt represents the properties’ allocated portion of the REMIC provided by General Electric Capital Corporation

(4)	Mortgage term does not include two 12 month extensions.

(5)	On February 24, 2005, the Company fully repaid its obligations under a $59.0 million second mortgage by borrowing an additional $55.0 million under its unsecured revolving credit facility. After the borrowing on February 24, 2005, there was a total of $326.0 million outstanding under the Credit Facility.

(6)	In December 2004, the Company completed a modification of the mortgage on Schuylkill Mall. The modification limits the monthly payment to interest plus the excess cash flow from the property after management fees, leasing commissions, and lender-approved capital expenditures, Monthly excess cash flow will accumulate throughout the year in escrow, and an annual principal payment will be made on the last day of each year from this account. All other terms of the loan remained unchanged. Due to the modification, the timing of future principal payment amounts cannot be determined.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

DEBT SCHEDULE of PARTNERSHIPS

Property Name	PREIT’s Ownership Interest	Total Investment to Date	PREIT’s Investment to Date (1)	PREIT’s Accumulated Depreciation	PREIT’s Depreciated Costs	PREIT’s Share of O/S Mortgage Debt and Mortgage Debt Premium	PREIT’s Share of Mortgage	PREIT’s Share of Mortgage Debt Premium	Current Mortgages Interest Rate	Annual Mortgage Debt Service	Mortgage Balance at Maturity	Date of Maturity	Notes
Retail Properties
Court at Oxford Valley	50%	$55,643,890	$27,821,945	$4,947,908	$22,874,037	$21,237,630	$21,237,630	$—	8.02%	$2,319,426	$15,966,965	2011
Laurel Mall	40%	31,492,980	12,597,192	4,980,925	7,616,267	9,096,441	9,096,441	—	6.00%	661,904	7,819,521	2013
Lehigh Valley Mall	50%	32,922,356	16,461,178	9,734,259	6,726,919	23,045,280	23,045,280	—	7.90%	2,479,260	21,750,440	2006
Metroplex Shopping Center (Blue Route)	50%	83,905,440	41,952,720	6,029,757	35,922,963	31,809,386	31,809,386	—	7.25%	2,680,953	28,250,000	2011
Red Rose Commons	50%	23,883,374	11,941,687	1,658,540	10,283,147	13,627,598	13,627,598	—	7.66%	1,220,048	12,425,422	2009
Springfield Park I&II	50%	13,291,878	6,645,939	695,102	5,950,837	1,788,993	1,788,993	—	7.79%	202,561	1,411,804	2010
Whitehall Mall	50%	29,918,898	14,959,449	5,976,872	8,982,577	6,907,877	6,907,877	—	6.77%	641,436	6,128,937	2008

Sub-Total Retail Properties		$271,058,816	$132,380,110	$34,023,363	$98,356,747	$107,513,205	$107,513,205	$—	7.47%	$10,205,588	$93,753,089

Construction in Progress/Development
Pavilion at Market East	50%	N/A	$1,506,178	$—	$1,506,178	$—	$—	$—	0.00%	$—	$—

Sub-Total Properties Under Development		$—	$1,506,178	$—	$1,506,178	$—	$—	$—	$—	$—	$—

TOTAL for PARTNERSHIPS		$271,058,816	$133,886,288	$34,023,363	$99,862,925	$107,513,205	$107,513,205	$—	7.47%	$10,205,588	$93,753,089

(1)	Includes development and CIP costs.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

DEBT ANALYSIS

Outstanding Debt (1)

	Fixed Rate	% of Total Indebtedness	Floating Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Wholly Owned
Mortgage Notes Payable	$1,218,613,795	76.3%	$—	0.0%	$1,218,613,795	76.3%
Revolving Line of Credit	—	0.0%	—	0.0%	—	0.0%
SUB-TOTAL	1,218,613,795	76.3%	—	0.0%	1,218,613,795	76.3%
Partnerships (at PREIT’s share)
Mortgage Notes Payable	107,513,205	6.7%	—	0.0%	107,513,205	6.7%
Revolving Line of Credit	—	0.0%	—	0.0%	—	0.0%
Construction loans payable	—	0.0%	—	0.0%	—	0.0%

SUB-TOTAL	107,513,205	6.7%	—	0.0%	107,513,205	6.7%
Corporate
Revolving Line of Credit		0.0%	271,000,000	17.0%	271,000,000	17.0%

SUB-TOTAL		0.0%	271,000,000	17.0%	271,000,000	17.0%
TOTAL OUTSTANDING DEBT	1,326,127,000		271,000,000		1,597,127,000
SWAP	—		—		—

TOTAL DEBT AFTER HEDGE	$1,326,127,000	83.0%	$271,000,000	17.0%	$1,597,127,000	100.0%

(1)	Includes mark to market of debt.

Weighted Average Interest Rates

	Principal Balance	Weighted Average Interest Rate
Fixed Rate Debt	$1,269,992,376	7.30%
Mortgage Debt Premium	56,134,624	N/A
Floating Rate Debt	271,000,000	3.93%

TOTAL	$1,597,127,000	6.70%

Interest Rate Hedging Instruments

	Nominal Amount	Interest Rate Limit	Expiration Date		Nominal Amount	Fixed Rate in Agreement	Floating Rate in Agreement	Expiration Date
CAP	None			SWAP	None

Mortgage/Construction Maturity Schedule (1)

Year	Mortgage Balance at Maturity	% of Debt Expiring	Cumulative % of Debt Expiring
2004	$—	0.0%	0.0%
2005	140,885,956	12.2%	12.2%
2006	129,058,166	11.2%	23.4%
2007	57,769,418	5.0%	28.4%
2008	511,693,351	44.3%	72.7%
2009	62,194,365	5.4%	78.1%
2010	1,411,804	0.1%	78.2%
2011	44,216,965	3.8%	82.0%
2012	89,480,751	7.7%	89.8%
2013	118,277,121	10.2%	100.0%
Thereafter	—	0.0%	100.0%

	$1,154,987,898	100.0%

(1)	The average period to mortgage maturity is 4.3 years.

Average Debt Balance

		Mortgage Debt (1) & Construction Loans	Line of Credit & Bank Loans	REMIC	TOTAL
Beginning Balance	9/30/2004	$890,617,112	$112,000,000	$475,473,130	$1,478,090,334
Pay Down Wiregrass Mall Mortgage	11/22/2004	(30,000,000)	30,000,000		—
Acquisition- Orlando Fashion Square	12/1/2004		123,000,000		123,000,000
Working Capital	12/15/2004		6,000,000		6,000,000
Debt Amortization (2)	12/31/2004	(5,444,952)		(4,518,290)	(9,963,242)

Ending Balance	12/31/2004	$855,172,160	$271,000,000	$470,954,840	$1,597,127,000
Weighted Average Balance		$877,899,721	$165,869,565	$475,473,130	$1,519,242,416

(1)	Includes mark to market of debt.

(2)	Includes the amortization of debt premium.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

DEBT RATIOS(1)

	12/31/2004	12/31/2003
Total Liabilities to Gross Asset Value
Ratio of Total Liabilities(2) to Gross Asset Value(3)(4) less than or equal to 0.65 to 1.00.
Total Liabilities	$1,639,890,798	$1,579,303,539
Gross Asset Value	$3,447,400,516	$3,076,545,743
Ratio	47.57%	51.33%
EBITDA to Interest Expense
Ratio of EBITDA(5) to Interest Expense(6) greater than or equal to 1.90 to 1.00.
EBITDA	$246,445,396	$121,299,465
Interest Expense	$104,323,539	$57,969,142
Ratio	2.36	2.09
Adjusted EBITDA to Fixed Charges
Ratio of Adjusted EBITDA(7) to Fixed Charges(8) greater than or equal to 1.50 to 1.00.
Adjusted EBITDA	$244,718,046	$118,387,620
Fixed Charges	$140,162,712	$69,089,099
Ratio	1.75	1.71
Secured Indebtedness to Gross Asset Value
Ratio of Secured Indebtedness(9) to Gross Asset Value(3)(4) less than or equal to 0.60 to 1.00.
Secured Indebtedness	$1,269,992,376	$1,320,774,295
Gross Asset Value	$3,447,400,516	$3,076,545,743
Ratio	36.84%	42.93%

(1)	Debt ratios are based on loan covenants included in the Trust’s Credit Facility, led by Wells Fargo Bank National Association, which was effective as of November 20, 2003 and as amended on January 31, 2005.

(2)	Total Liabilities defined as: Total PREIT consolidated GAAP liabilities plus certain letters of credit and other off balance sheet liabilities.

(3)	For the 12/31/2003 calculation Gross Asset Value was defined as: The sum of (i) Adjusted NOI for all Properties of PREIT, its subsidiaries and unconsolidated affiliates (excluding adjusted NOI for development and major redevelopment Property and the non-core properties) for the previous rolling four quarter period, capitalized at 9.00%, plus (ii) cash and cash equivalents plus (iii) all accounts receivable net of reserves plus (iv) book value of Property upon which construction is in progress and land held for development plus (v) development costs plus (vi) adjusted NOI for major redevelopment Property for the recent fiscal quarter (excluding those acquired or disposed of during such quarter) multiplied by 4 and capitalized at 9.00% plus (vii) redevelopment and predevelopment costs plus (viii) the purchase price of Property purchased in the last 2 fiscal quarters (excluding Crown properties) plus (ix) greater of PREIT’s:

(a)	ownership share or (b) recourse share of book value of construction in progress of unconsolidated affiliates plus (x) purchase price of Property by PREIT and its subsidiaries subject to purchase obligations, purchase obligations, forward commitments and unfunded obligations plus (xi) adjusted NOI for all non-core properties for the previous rolling four quarters capitalized at 11.00%. Capitalized terms used in this footnote shall have the meanings ascribed to such terms in the Credit Agreement.

(4)	For the 12/31/2004 calculation Gross Asset Value is defined as: The sum of (i) Adjusted NOI for all Properties of PREIT, its subsidiaries and unconsolidated affiliates (excluding adjusted NOI for development and major redevelopment Property) for the previous rolling four quarter period, capitalized at 8.25%, plus (ii) cash and cash equivalents plus (iii) all accounts receivable net of reserves plus (iv) book value of Property upon which construction is in progress and land held for development plus (v) development costs plus (vi) adjusted NOI for major redevelopment Property for the recent fiscal quarter (excluding those acquired or disposed of during such quarter) multiplied by 4 and capitalized at 8.25% plus (vii) redevelopment and predevelopment costs plus (viii) the purchase price of Property purchased in the last 2 fiscal quarters plus (ix) greater of PREIT’s:

(a)	ownership share or (b) recourse share of book value of construction in progress of unconsolidated affiliates plus (x) purchase price of Property by PREIT and its subsidiaries subject to purchase obligations, purchase obligations, forward commitments and unfunded obligations. Capitalized terms used in this footnote shall have the meanings ascribed to such terms in the Credit Agreement.

(5)	EBITDA defined as: Rolling four quarters of net earnings (loss) of the Trust before minority interests and distributions to holders of Preferred Stock, plus the sum of (i) depreciation and amortization expense and other non-cash charges, plus (ii) interest expense, plus (iii) all provisions for income taxes, minus (plus) (iv) extraordinary gains (losses), plus (v) the greater of (a) ownership share or (b) recourse share of EBITDA of unconsolidated affiliates.

(6)	Interest Expense defined as: All paid, accrued or capitalized interest expense excluding capitalized interest funded from construction loans plus the greater of (a) ownership share or (b) recourse share of all paid, accrued or capitalized interest expense of unconsolidated affiliates.

(7)	Adjusted EBITDA defined as: EBITDA plus ground rent payments minus the Reserve for Replacements for all Properties.

(8)	Fixed Charges defined as: Interest Expense plus regularly scheduled principal payments on Indebtedness other than any balloon, bullet or similar principal payment on any Indebtedness plus preferred dividends payments plus ground rent payments.

(9)	Secured Indebtedness defined as: (a) Aggregated principal amount of all Indebtedness that is secured by any Lien and (b) Indebtedness under a Guaranty of the Secured Indebtedness of another.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

PORTFOLIO SUMMARY—RETAIL

(Sorted by State)

Retail Properties (1)	City	State	Property Subtype	Management Status	Property Status	Ownership Interest	Date Acquired	Year Built/ Last Renovated	Years Since Renovation	Owned GLA (anchors)	Owned GLA (non- anchors)	TOTAL Owned GLA	Space Not Owned (Name/GLA)		TOTAL Property GLA	Majors/ Anchors	Lease Expiration
Wiregrass Commons	Dothan	AL	Enclosed Mall	PREIT	New	100%	2003	1986/1999	5	—	229,713	229,713	Dillard’s JC Penney McRaes Parisian	403,163	632,876	Dillard’s JC Penney McRaes Parisian	1/31/37 5/30/14 1/31/37 1/31/37
Christiana Power Center I	Newark	DE	Power Center	PREIT	Existing	100%	1998	1998	6	190,814	111,595	302,409		—	302,409	Costco Dick’s Sporting Gds	1/31/19 11/30/13
South Blanding Village	Jacksonville	FL	Strip Center	PREIT	Existing	100%	1988/1990	1986	18	73,921	32,736	106,657		—	106,657	Staples Food Lion	9/30/08 7/31/08
Orlando Fashion Square	Orlando	FL	Enclosed Mall	PREIT	New	100%	2004	1973/2003	1	491,999	394,826	886,825	Sears	155,576	1,042,401	Burdines-Macy’s Dillard’s JC Penney Sears	10/31/71 1/31/14 4/30/13 N/A
Francis Scott Key Mall (2)	Frederick	MD	Enclosed Mall	PREIT	New	89%	2003	1978/1991	13	291,620	278,628	570,248	Hecht’s	139,333	709,581	Hecht’s Sears JC Penney Value City	N/A 7/31/08 5/31/06 6/30/10
Valley Mall	Hagerstown	MD	Enclosed Mall	PREIT	New	100%	2003	1974/1999	5	294,348	356,960	651,308	Sears Hecht’s	243,400	894,708	Sears JC Penney Bon-Ton Hecht’s	4/14/44 10/3/09 1/31/14 10/23/49
The Mall at Prince Georges	Hyattsville	MD	Enclosed Mall	PREIT	Redevelopment	100%	1998	1959/2004	0	480,443	348,889	829,332		—	829,332	JC Penney Hecht Target	7/31/06 10/31/08 1/31/10
Dartmouth Mall	Dartmouth	MA	Enclosed Mall	PREIT	Existing	100%	1997	1971/2000	4	208,460	321,816	530,276	Filene’s	140,000	670,276	JC Penney Sears Filene’s	7/31/09 4/12/06 N/A
Cherry Hill Mall	Cherry Hill	NJ	Enclosed Mall	PREIT	Existing	100%	2003	1961/1990	14	—	532,407	532,407	JC Penney Macy’s Strawbridge’s	740,770	1,273,177	JC Penney Macy’s Strawbridge’s	N/A N/A N/A
Moorestown Mall	Moorestown	NJ	Enclosed Mall	PREIT	Existing	100%	2003	1963/2000	4	408,356	328,152	736,508	Lord & Taylor Strawbridge’s	321,200	1,057,708	Boscov’s Lord & Taylor Sears Strawbridge’s	10/31/10 N/A 10/5/22 N/A
Phillipsburg Mall	Phillipsburg	NJ	Enclosed Mall	PREIT	New	89%	2003	1989/2003	1	326,170	242,733	568,903		—	568,903	Bon-Ton JC Penney Sears Kohl’s	1/31/10 3/31/10 4/30/09 1/31/25
Echelon Mall	Voorhees	NJ	Enclosed Mall	PREIT	Existing	100%	2003	1970/1998	6	310,840	433,275	744,115	Boscov’s Strawbridge’s	396,783	1,140,898	Boscov’s Strawbridge’s	N/A N/A
Jacksonville Mall	Jacksonville	NC	Enclosed Mall	PREIT	New	100%	2003	1981/1998	6	242,115	232,518	474,633		—	474,633	Belks JC Penney Sears	8/21/11 8/31/05 8/4/11
Crest Plaza Shopping Center	Allentown	PA	Strip Center	PREIT	Existing	100%	1964	1959/2003	1	53,445	60,826	114,271	Target	143,130	257,401	Weis Market Target	1/31/07 N/A
Lehigh Valley Mall	Allentown	PA	Enclosed Mall	Third Party	Existing	50%	1973	1977/1996	8	212,000	463,255	675,255	JC Penney Strawbridge’s Firestone	371,986	1,047,241	Macy’s JC Penney Strawbridge’s	7/31/12 N/A N/A
South Mall (2)	Allentown	PA	Enclosed Mall	PREIT	New	89%	2003	1975/1992	12	188,858	214,884	403,742		—	403,742	Bon-Ton Stein Mart Steve & Barry’s	9/30/05 10/31/06 1/31/11
Whitehall Mall	Allentown	PA	Power Center	Third Party	Existing	50%	1964	1964/1998	6	294,635	231,727	526,362		—	526,362	Kohl’s Sears Bed, Bath & Beyond	3/9/07 9/18/11 1/31/10
Logan Valley Mall (2)	Altoona	PA	Enclosed Mall	PREIT	New	100%	2003	1960/1997	7	454,387	327,248	781,635		—	781,635	JC Penney Kaufmann’s Sears	6/30/17 1/31/10 10/31/16
Capital City Mall (2)	Camp Hill	PA	Enclosed Mall	PREIT	New	100%	2003	1974/1998	6	204,301	284,347	488,648	Hecht’s	120,000	608,648	JC Penney Hecht’s Sears	11/30/10 N/A 7/28/09
Chambersburg Mall (2)	Chambersburg	PA	Enclosed Mall	PREIT	New	89%	2003	1982	22	241,690	212,251	453,941		—	453,941	Bon-Ton JC Penney Sears Value City	7/31/06 3/31/12 2/9/10 2/28/07
Palmer Park Mall	Easton	PA	Enclosed Mall	PREIT	Existing	100%	1972/2003	1972/1998	6	314,235	131,775	446,010		—	446,010	Bon-Ton Boscov’s	7/25/14 10/31/18

PAGE 21A

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

PORTFOLIO SUMMARY—RETAIL

(Sorted by State)

Retail Properties (1)	City	State	Property Subtype	Management Status	Property Status	Ownership Interest	Date Acquired	Year Built/ Last Renovated	Years Since Renovation	Owned GLA (anchors)	Owned GLA (non- anchors)	TOTAL Owned GLA	Space Not Owned (Name/GLA)		TOTAL Property GLA	Majors / Anchors	Lease Expiration
Exton Square Mall	Exton	PA	Enclosed Mall	PREIT	Existing	100%	2003	1973/2000	4	440,301	369,678	809,979	Strawbridge’s K-Mart	277,468	1,087,447	Boscov’s JC Penney K-Mart Sears Strawbridge’s	10/31/19 5/31/20 N/A 1/31/20 N/A
Festival at Exton	Exton	PA	Strip Center	PREIT	Existing	100%	1998	1991	13	60,425	84,618	145,043		—	145,043	Sears Hardware Clemen’s	8/18/05 10/31/11
North Hanover Mall (2)	Hanover	PA	Enclosed Mall	PREIT	New	89%	2003	1967/1999	5	288,177	165,734	453,911		—	453,911	Bon-Ton JC Penney Black Rose Antiques Sears	1/31/06 1/31/11 N/A 11/30/09
Paxton Towne Centre	Harrisburg	PA	Power Center	PREIT	Existing	100%	1999	2001	3	151,627	292,856	444,483	Target Costco	273,058	717,541	Target Kohl’s Weis Markets Costco	N/A 1/25/21 11/30/20 N/A
Laurel Mall (3)	Hazleton	PA	Enclosed Mall	Third Party	Existing	40%	1988	1973/1995	9	350,323	209,200	559,523		—	559,523	Boscov’s K-Mart JC Penney	4/30/08 8/31/19 10/31/09
Red Rose Commons	Lancaster	PA	Power Center	Third Party	Existing	50%	1998	1998	6	—	263,452	263,452	Weis Markets Home Depot	199,590	463,042	Weis Markets Home Depot	N/A N/A
The Court at Oxford Valley	Langhorne	PA	Power Center	Third Party	Existing	50%	1997	1996	8	176,831	280,032	456,863	Home Depot BJ’s	247,623	704,486	Best Buy Dick’s Sporting Gds Linens N Things	12/31/11 4/15/11 2/14/17
Beaver Valley Mall	Monaca	PA	Enclosed Mall	PREIT	Existing	100%	2002	1970/1991	13	511,267	446,945	958,212	Kaufmann’s	204,770	1,162,982	Boscov’s JC Penney Sears Kaufmann’s	9/30/18 9/30/17 8/15/06 N/A
Lycoming Mall (2)	Pennsdale	PA	Enclosed Mall	PREIT	New	89%	2003	1978/1990	14	321,441	340,909	662,350	Kaufmann’s	120,000	782,350	Bon-Ton JC Penney Kaufman’s Sears Value City	7/31/06 10/31/05 N/A 7/31/08 7/31/08
Northeast Tower Center	Philadelphia	PA	Power Center	PREIT	Existing	100%	1998/1999	1997/1998	6	256,021	182,521	438,542	Raymour & Flanigan	38,678	477,220	Home Depot Petsmart Wal-Mart	9/30/10 2/28/12 1/31/14
The Gallery at Market East I (4)	Philadelphia	PA	Enclosed Mall	PREIT	Existing	100%	2003	1977/1990	13		193,618	193,618		—	193,618	K-Mart Strawbridge’s	N/A N/A
The Gallery at Market East II (4)	Philadelphia	PA	Enclosed Mall	PREIT	New	100%	2004	1984	20	127,271	206,796	334,067		—	334,067	Burlington Coat Factory	2/28/2032
Plymouth Meeting Mall	Plymouth Meeting	PA	Enclosed Mall	PREIT	Existing	100%	2003	1966/1999	5	345,000	413,531	758,531	Strawbridge’s	214,635	973,166	AMC Theater Boscov’s Strawbridge’s	12/31/18 10/31/16 N/A
Metroplex Shopping Center	Plymouth Meeting	PA	Power Center	Third Party	Existing	50%	1999	2001	3	67,185	410,276	477,461	Target Lowe’s	300,729	778,190	Target Lowe’s Giant	N/A N/A 2/28/21
Viewmont Mall (2)	Scranton	PA	Enclosed Mall	PREIT	New	89%	2003	1968/1996	8	386,262	237,011	623,273	Kaufmann’s	120,000	743,273	JC Penney Sears Kauffmann’s	10/31/10 12/31/05 N/A
Springfield Park I & II	Springfield	PA	Strip Center	PREIT	Existing	50%	1997/1998	1997/1998	6	83,539	43,292	126,831	Target	145,669	272,500	Target Bed, Bath & Beyond LA Fitness	N/A 1/31/09 3/31/17
Nittany Mall (2)	State College	PA	Enclosed Mall	PREIT	New	89%	2003	1968/1990	14	221,462	215,616	437,078	Kaufmann’s	95,000	532,078	Bon-Ton JC Penney Kaufmann’s Sears	1/31/08 7/31/10 N/A 8/31/10
Uniontown Mall (2)	Uniontown	PA	Enclosed Mall	PREIT	New	89%	2003	1972/1990	14	421,378	276,655	698,033		—	698,033	Bon-Ton JC Penney Roomful Express Furn. Sears Teletech Customer Care Value City	1/31/06 10/31/05 3/26/05 2/25/08 6/28/05 7/31/07
Creekview Shopping Center	Warrington	PA	Power Center	PREIT	Existing	100%	1999	2001	3	—	136,086	136,086	Target Lowe’s	288,916	425,002	Target Lowe’s Genuardi’s	N/A N/A 12/31/21

PAGE 21B

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

PORTFOLIO SUMMARY-RETAIL

(Sorted by State)

Retail Properties (1)	City	State	Property Subtype	Management Status	Property Status	Ownership Interest	Date Acquired	Year Built/ Last Renovated	Years Since Renovation	Owned GLA (anchors)
Wiregrass Commons	Dothan	AL	Enclosed Mall	PREIT	New	100%	2003	1986/1999	5	—
Christiana Power Center I	Newark	DE	Power Center	PREIT	Existing	100%	1998	1998	6	190,814
South Blanding Village	Jacksonville	FL	Strip Center	PREIT	Existing	100%	1988/1990	1986	18	73,921
Orlando Fashion Square	Orlando	FL	Enclosed Mall	PREIT	New	100%	2004	1973/2003	1	491,999
Francis Scott Key Mall (2)	Frederick	MD	Enclosed Mall	PREIT	New	89%	2003	1978/1991	13	291,620
Valley Mall	Hagerstown	MD	Enclosed Mall	PREIT	New	100%	2003	1974/1999	5	294,348
The Mall at Prince Georges	Hyattsville	MD	Enclosed Mall	PREIT	Redevelopment	100%	1998	1959/2004	0	480,443
Dartmouth Mall	Dartmouth	MA	Enclosed Mall	PREIT	Existing	100%	1997	1971/2000	4	208,460
Cherry Hill Mall	Cherry Hill	NJ	Enclosed Mall	PREIT	Existing	100%	2003	1961/1990	14	—
Moorestown Mall	Moorestown	NJ	Enclosed Mall	PREIT	Existing	100%	2003	1963/2000	4	408,356
Phillipsburg Mall	Phillipsburg	NJ	Enclosed Mall	PREIT	New	89%	2003	1989/2003	1	326,170
Echelon Mall	Voorhees	NJ	Enclosed Mall	PREIT	Existing	100%	2003	1970/1998	6	310,840
Jacksonville Mall	Jacksonville	NC	Enclosed Mall	PREIT	New	100%	2003	1981/1998	6	242,115
Crest Plaza Shopping Center	Allentown	PA	Strip Center	PREIT	Existing	100%	1964	1959/2003	1	53,445
Lehigh Valley Mall	Allentown	PA	Enclosed Mall	Third Party	Existing	50%	1973	1977/1996	8	212,000
South Mall (2)	Allentown	PA	Enclosed Mall	PREIT	New	89%	2003	1975/1992	12	188,858
Whitehall Mall	Allentown	PA	Power Center	Third Party	Existing	50%	1964	1964/1998	6	294,635
Logan Valley Mall (2)	Altoona	PA	Enclosed Mall	PREIT	New	100%	2003	1960/1997	7	454,387
Capital City Mall (2)	Camp Hill	PA	Enclosed Mall	PREIT	New	100%	2003	1974/1998	6	204,301
Chambersburg Mall (2)	Chambersburg	PA	Enclosed Mall	PREIT	New	89%	2003	1982	22	241,690
Palmer Park Mall	Easton	PA	Enclosed Mall	PREIT	Existing	100%	1972/2003	1972/1998	6	314,235
Exton Square Mall	Exton	PA	Enclosed Mall	PREIT	Existing	100%	2003	1973/2000	4	440,301
Festival at Exton	Exton	PA	Strip Center	PREIT	Existing	100%	1998	1991	13	60,425
North Hanover Mall (2)	Hanover	PA	Enclosed Mall	PREIT	New	89%	2003	1967/1999	5	288,177
Paxton Towne Centre	Harrisburg	PA	Power Center	PREIT	Existing	100%	1999	2001	3	151,627
Laurel Mall (3)	Hazleton	PA	Enclosed Mall	Third Party	Existing	40%	1988	1973/1995	9	350,323
Red Rose Commons	Lancaster	PA	Power Center	Third Party	Existing	50%	1998	1998	6	—
The Court at Oxford Valley	Langhorne	PA	Power Center	Third Party	Existing	50%	1997	1996	8	176,831
Beaver Valley Mall	Monaca	PA	Enclosed Mall	PREIT	Existing	100%	2002	1970/1991	13	511,267
Lycoming Mall (2)	Pennsdale	PA	Enclosed Mall	PREIT	New	89%	2003	1978/1990	14	321,441
Northeast Tower Center	Philadelphia	PA	Power Center	PREIT	Existing	100%	1998/1999	1997/1998	6	256,021
The Gallery at Market East I (4)	Philadelphia	PA	Enclosed Mall	PREIT	Existing	100%	2003	1977/1990	13
The Gallery at Market East II (4)	Philadelphia	PA	Enclosed Mall	PREIT	New	100%	2004	1984	20	127,271
Plymouth Meeting Mall	Plymouth Meeting	PA	Enclosed Mall	PREIT	Existing	100%	2003	1966/1999	5	345,000
Metroplex Shopping Center	Plymouth Meeting	PA	Power Center	Third Party	Existing	50%	1999	2001	3	67,185
Viewmont Mall (2)	Scranton	PA	Enclosed Mall	PREIT	New	89%	2003	1968/1996	8	386,262
Springfield Park I & II	Springfield	PA	Strip Center	PREIT	Existing	50%	1997/1998	1997/1998	6	83,539
Nittany Mall (2)	State College	PA	Enclosed Mall	PREIT	New	89%	2003	1968/1990	14	221,462
Uniontown Mall (2)	Uniontown	PA	Enclosed Mall	PREIT	New	89%	2003	1972/1990	14	421,378
Creekview Shopping Center	Warrington	PA	Power Center	PREIT	Existing	100%	1999	2001	3	—
Washington Crown Center (2)	Washington	PA	Enclosed Mall	PREIT	New	89%	2003	1969/1999	5	245,401
Wyoming Valley Mall (2)	Wilkes-Barre	PA	Enclosed Mall	PREIT	New	100%	2003	1974/1995	9	592,110
Willow Grove Park	Willow Grove	PA	Enclosed Mall	PREIT	New	100%	2000/2003	1982/2001	3	225,000
Magnolia Mall	Florence	SC	Enclosed Mall	PREIT	Existing	100%	1997	1979/1992	12	343,118
The Commons at Magnolia	Florence	SC	Strip Center	PREIT	Existing	100%	1999	1991/2002	2	51,574
New River Valley Mall	Christiansburg	VA	Enclosed Mall	PREIT	New	89%	2003	1988	16	240,306
Patrick Henry Mall	Newport News	VA	Enclosed Mall	PREIT	New	89%	2003	1988/1999	5	267,175
Crossroads Mall	Beckley	WV	Enclosed Mall	PREIT	New	100%	2003	1981	23	256,248
Valley View Mall	La Crosse	WI	Enclosed Mall	PREIT	New	100%	2003	1980/2001	3	96,357
Properties Held For Sale
Schuylkill Mall (2)	Frackville	PA	Enclosed Mall	PREIT	New	100%	2003	1980/1991	13	346,990
TOTAL ASSETS HELD FOR SALE										346,990
TOTAL CONTINUING PROPERTIES										11,808,436

TOTAL WHOLLY OWNED										10,970,913

TOTAL JOINT VENTURE										1,184,513

TOTAL FOR Wholly Owned and Partnerships (5)										12,155,426

AVERAGE FOR Wholly Owned and Partnerships									8.35

Retail Properties (1)	City	State	Owned GLA (non-anchors)	TOTAL Owned GLA	Space Not Owned (Name/GLA)		TOTAL Property GLA	Majors / Anchors	Lease Expiration
Wiregrass Commons	Dothan	AL	229,713	229,713	Dillard’s JC Penney McRaes Parisian	403,163	632,876	Dillard’s JC Penney McRaes Parisian	1/31/37 5/30/14 1/31/37 1/31/37
Christiana Power Center I	Newark	DE	111,595	302,409		—	302,409	Costco Dick’s Sporting Gds	1/31/19 11/30/13
South Blanding Village	Jacksonville	FL	32,736	106,657		—	106,657	Staples Food Lion	9/30/08 7/31/08
Orlando Fashion Square	Orlando	FL	394,826	886,825	Sears	155,576	1,042,401	Burdines- Macy’s Dillard’s JC Penney Sears	10/31/71 1/31/14 4/30/13 N/A
Francis Scott Key Mall (2)	Frederick	MD	278,628	570,248	Hecht’s	139,333	709,581	Hecht’s Sears JC Penney Value City	N/A 7/31/08 5/31/06 6/30/10
Valley Mall	Hagerstown	MD	356,960	651,308	Sears Hecht’s	243,400	894,708	Sears JC Penney Bon- Ton Hecht’s	4/14/44 10/3/09 1/31/14 10/23/49
The Mall at Prince Georges	Hyattsville	MD	348,889	829,332		—	829,332	JC Penney Hecht Target	7/31/06 10/31/08 1/31/10
Dartmouth Mall	Dartmouth	MA	321,816	530,276	Filene’s	140,000	670,276	JC Penney Sears Filene’s	7/31/09 4/12/06 N/A
Cherry Hill Mall	Cherry Hill	NJ	532,407	532,407	JC Penney Macy’s Strawbridge’s	740,770	1,273,177	JC Penney Macy’s Strawbridge’s	N/A N/A N/A
Moorestown Mall	Moorestown	NJ	328,152	736,508	Lord & Taylor Strawbridge’s	321,200	1,057,708	Boscov’s Lord & Taylor Sears Strawbridge’s	10/31/10 N/A 10/5/22 N/A
Phillipsburg Mall	Phillipsburg	NJ	242,733	568,903		—	568,903	Bon-Ton JC Penney Sears Kohl’s	1/31/10 3/31/10 4/30/09 1/31/25
Echelon Mall	Voorhees	NJ	433,275	744,115	Boscov’s Strawbridge’s	396,783	1,140,898	Boscov’s Strawbridge’s	N/A N/A
Jacksonville Mall	Jacksonville	NC	232,518	474,633		—	474,633	Belks JC Penney Sears	8/21/11 8/31/05 8/4/11
Crest Plaza Shopping Center	Allentown	PA	60,826	114,271	Target	143,130	257,401	Weis Market Target	1/31/07 N/A
Lehigh Valley Mall	Allentown	PA	463,255	675,255	JC Penney Strawbridge’s Firestone	371,986	1,047,241	Macy’s JC Penney Strawbridge’s	7/31/12 N/A N/A
South Mall (2)	Allentown	PA	214,884	403,742		—	403,742	Bon-Ton Stein Mart Steve & Barry’s	9/30/05 10/31/06 1/31/11
Whitehall Mall	Allentown	PA	231,727	526,362		—	526,362	Kohl’s Sears Bed, Bath & Beyond	3/9/07 9/18/11 1/31/10
Logan Valley Mall (2)	Altoona	PA	327,248	781,635		—	781,635	JC Penney Kaufmann’s Sears	6/30/17 1/31/10 10/31/16
Capital City Mall (2)	Camp Hill	PA	284,347	488,648	Hecht’s	120,000	608,648	JC Penney Hecht’s Sears	11/30/10 N/A 7/28/09
Chambersburg Mall (2)	Chambersburg	PA	212,251	453,941		—	453,941	Bon-Ton JC Penney Sears Value City	7/31/06 3/31/12 2/9/10 2/28/07
Palmer Park Mall	Easton	PA	131,775	446,010		—	446,010	Bon-Ton Boscov’s	7/25/14 10/31/18
Exton Square Mall	Exton	PA	369,678	809,979	Strawbridge’s K-Mart	277,468	1,087,447	Boscov’s JC Penney K-Mart Sears Strawbridge’s	10/31/19 5/31/20 N/A 1/31/20 N/A
Festival at Exton	Exton	PA	84,618	145,043		—	145,043	Sears Hardware Clemen’s	8/18/05 10/31/11
North Hanover Mall (2)	Hanover	PA	165,734	453,911		—	453,911	Bon-Ton JC Penney Black Rose Antiques Sears	1/31/06 1/31/11 N/A 11/30/09
Paxton Towne Centre	Harrisburg	PA	292,856	444,483	Target Costco	273,058	717,541	Target Kohl’s Weis Markets Costco	N/A 1/25/21 11/30/20 N/A
Laurel Mall (3)	Hazleton	PA	209,200	559,523		—	559,523	Boscov’s K- Mart JC Penney	4/30/08 8/31/19 10/31/09
Red Rose Commons	Lancaster	PA	263,452	263,452	Weis Markets Home Depot	199,590	463,042	Weis Markets Home Depot	N/A N/A
The Court at Oxford Valley	Langhorne	PA	280,032	456,863	Home Depot BJ’s	247,623	704,486	Best Buy Dick’s Sporting Gds Linens N Things	12/31/11 4/15/11 2/14/17
Beaver Valley Mall	Monaca	PA	446,945	958,212	Kaufmann’s	204,770	1,162,982	Boscov’s JC Penney Sears Kaufmann’s	9/30/18 9/30/17 8/15/06 N/A
Lycoming Mall (2)	Pennsdale	PA	340,909	662,350	Kaufmann’s	120,000	782,350	Bon-Ton JC Penney Kaufman’s Sears Value City	7/31/06 10/31/05 N/A 7/31/08 7/31/08
Northeast Tower Center	Philadelphia	PA	182,521	438,542	Raymour & Flanigan	38,678	477,220	Home Depot Petsmart Wal- Mart	9/30/10 2/28/12 1/31/14
The Gallery at Market East I (4)	Philadelphia	PA	193,618	193,618		—	193,618	K-Mart Strawbridge’s	N/A N/A
The Gallery at Market East II (4)	Philadelphia	PA	206,796	334,067		—	334,067	Burlington Coat Factory	2/28/2032
Plymouth Meeting Mall	Plymouth Meeting	PA	413,531	758,531	Strawbridge’s	214,635	973,166	AMC Theater Boscov’s Strawbridge’s	12/31/18 10/31/16 N/A
Metroplex Shopping Center	Plymouth Meeting	PA	410,276	477,461	Target Lowe’s	300,729	778,190	Target Lowe’s Giant	N/A N/A 2/28/21
Viewmont Mall (2)	Scranton	PA	237,011	623,273	Kaufmann’s	120,000	743,273	JC Penney Sears Kauffmann’s	10/31/10 12/31/05 N/A
Springfield Park I & II	Springfield	PA	43,292	126,831	Target	145,669	272,500	Target Bed, Bath & Beyond LA Fitness	N/A 1/31/09 3/31/17
Nittany Mall (2)	State College	PA	215,616	437,078	Kaufmann’s	95,000	532,078	Bon-Ton JC Penney Kaufmann’s Sears	1/31/08 7/31/10 N/A 8/31/10
Uniontown Mall (2)	Uniontown	PA	276,655	698,033		—	698,033	Bon-Ton JC Penney Roomful Express Furn. Sears Teletech Customer Care Value City	1/31/06 10/31/05 3/26/05 2/25/08 6/28/05 7/31/07
Creekview Shopping Center	Warrington	PA	136,086	136,086	Target Lowe’s	288,916	425,002	Target Lowe’s Genuardi’s	N/A N/A 12/31/21
Washington Crown Center (2)	Washington	PA	288,175	533,576	Kaufmann’s	140,095	673,671	Sears Bon-Ton Gander Kaufmann’s	8/17/09 1/31/10 7/24/13 N/A
Wyoming Valley Mall (2)	Wilkes-Barre	PA	319,531	911,641		—	911,641	Bon-Ton JC Penney Sears Kaufmann’s	1/31/07 1/31/07 8/1/06 1/31/07
Willow Grove Park	Willow Grove	PA	339,144	564,144	Sears Bloomingdale’s Strawbridge	641,861	1,206,005	Sears Bloomingdale’s Strawbridge’s Macy’s	N/A N/A N/A 1/31/22
Magnolia Mall	Florence	SC	221,677	564,795		—	564,795	Belk Best Buy JC Penney Sears	1/31/06 1/31/13 3/31/07 10/16/09
The Commons at Magnolia	Florence	SC	52,915	104,489	Target	126,200	230,689	Goody’s Target	5/31/12 N/A
New River Valley Mall	Christiansburg	VA	187,849	428,155		—	428,155	Belks JC Penney Sears	4/19/08 3/31/08 8/2/08
Patrick Henry Mall	Newport News	VA	233,191	500,366	Hecht’s	140,000	640,366	Dillard’s Mens Dillard’s Womens JC Penney Hecht’s	4/30/08 9/22/13 10/31/15 N/A
Crossroads Mall	Beckley	WV	193,843	450,091		—	450,091	Sears JC Penney Belk	3/31/06 12/31/06 11/4/08
Valley View Mall	La Crosse	WI	236,099	332,456	Herberges Marshall Fields Sears	254,596	587,052	JC Penney Herberges Marshall Fields Sears	7/31/10 N/A N/A N/A
Properties Held For Sale
Schuylkill Mall (2)	Frackville	PA	318,761	665,751	Bon-Ton	60,916	726,667	K-Mart Sears Bon-Ton Black Diamond Antiques	10/31/10 10/31/05 N/A 12/31/04
TOTAL ASSETS HELD FOR SALE			318,761	665,751	—	60,916	726,667
TOTAL CONTINUING PROPERTIES			12,611,811	24,420,247	—	7,004,229	31,424,476

TOTAL WHOLLY OWNED			11,029,338	22,000,251		5,799,548	27,799,799

TOTAL JOINT VENTURE			1,901,234	3,085,747		1,265,597	4,351,344

TOTAL FOR Wholly Owned and Partnerships (5)			12,930,572	25,085,998		7,065,145	32,151,143

AVERAGE FOR Wholly Owned and Partnerships

Summary of Properties for Wholly Owned and Partnership Properties

Enclosed Mall	PREIT Managed	Existing	Wholly owned
36	43	25	42
Power Center	Third Party Managed	New	Joint Venture
8	6	23	7
Strip Center		Redevelopment
5		1
49	49	49	49

Summary of Total Owned GLA for Wholly Owned and

Partnerships Properties

Enclosed Mall	PREIT Managed	Existing	Wholly Owned	Top 5 assets as a percentage of Total Owned GLA:
21,443,049	22,127,082	11,152,178	22,000,251	17.5%
Power Center	Third Party Managed	New	Partnerships	Top asset as a percentage of Total Owned GLA:
3,045,658	2,958,916	13,104,488	3,085,747	3.8%
Strip Center		Redevelopment
597,291		829,332
25,085,998	25,085,998	25,085,998	25,085,998

(1)	Does not include Westgate Anchor pad in Bethlehem, PA of 108,100 sf leased for Bon-Ton with expiration date of 11/23/2005

(2)	PREIT has an 89% ownership interest and a 99% economic interest in these properties. These properties are consolidated for financial reporting purposes.

(3)	In February, 2005 PREIT announced that it signed an agreement to sell Laurel Mall.

(4)	The Gallery at Market East I & The Gallery at Market East II were counted as one property.

(5)	In February, 2005 PREIT acquired Cumberland Mall in Vineland, New Jersey. The mall is 925,000 square feet.

PAGE 21C

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

QUARTERLY ACTIVITY

Property Acquisitions/Dispositions Summary

Name of Project, Location		Square Feet/Units/ Acres	Ownership Interest	Date Acquired, Completed, or Sold	Total Cost or Price	PREIT’s Cost or Price	Expected NOI Cap (1)	Major Tenants
Acquisitions:
Orlando Fashion Square, Orlando, Florida	square feet	1,100,000	100%	4Q04	$123,500,000	$123,500,000	7.6%	Burdines- Macy’s, Dillard’s, JC Penney, Sears

TOTAL ACQUISITIONS	square feet	1,100,000			$123,500,000	$123,500,000
Pending Acquisitions:
Cumberland Mall, Vineland, New Jersey	square feet	925,000	100%	1Q05	$59,500,000	$59,500,000	10.2%	Boscov’s, JC Penney, Value City

TOTAL PENDING ACQUISITIONS	square feet	925,000			$59,500,000	$59,500,000
Divestitures
None
TOTAL DIVESTITURES	square feet	—			$—	$—
Pending Divestitures:
Schuylkill Mall, Frackville, PA	square feet	726,667		N/A	N/A	N/A	N/A

TOTAL PENDING DIVESTITURES	square feet	726,667			$—	$—

(1)	Expected NOI Cap is defined as PREIT’s share of NOI in the year of stabilization divided by PREIT’s share of the investment, except in the case of partner buyouts, where Expected NOI Cap is defined as incremental NOI budgeted / PREIT’s incremental inv

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

Yearly Activity

Property Acquisitions/Dispositions Summary

Name of Project, Location		Square Feet/Units/ Acres	Ownership Interest	Date Acquired, Completed, or Sold	Total Cost or Price	PREIT’s Cost or Price	Expected NOI Cap (1)	Major Tenants
Acquisitions:
Orlando Fashion Square, Orlando, Florida	square feet	1,100,000	100%	4Q04	$123,500,000	$123,500,000	7.6%	Burdines- Macy’s, Dillard’s, JC Penney, Sears
The Gallery at Market East II, Philadelphia, Pennsylvania		334,400	100%	2Q04	32,400,000	32,400,000	9.5%	Burlington Coat Factory
Cherry Hill, Cherry Hill, NJ		1,266,080	27%	2Q04	17,834,565	17,834,565	N/A	JC Penney, Macy’s, Strawbridge’s
Parcel of Land, Florence South Carolina	Acres	25	100%	1Q04	3,800,000	3,800,000

TOTAL ACQUISITIONS	square feet	2,700,480			$177,534,565	$177,534,565
	Acres	25
Pending Acquisitions:
Cumberland Mall, Vineland, New Jersey		925,000	100%	1Q05	$59,500,000	$59,500,000	10.2%	Boscov’s, JC Penney, Value City

TOTAL PENDING ACQUISITIONS	square feet	925,000			$59,500,000	$59,500,000
Divestitures
Bradley Square Mall, Cleveland, TN, Martinsburg Mall, Martinsburg, WV, Mount Berry Square Mall, Rome, GA, Shenango Valley Mall, Hermitage, PA and West Manchester Mall, York, PA.	square feet	2,625,806	100%	3Q04	$110,700,000	$110,700,000	11.0%
Rio Grande Mall, Rio Grande, New Jersey		165,583	60%	3Q04	4,100,000	4,100,000	11.0%

TOTAL DIVESTITURES	square feet	2,791,389			$114,800,000	$114,800,000
Pending Divestitures:
Schuylkill Mall, Frackville, Pennsylvania	square feet	726,667	100%	N/A	N/A	N/A	N/A

TOTAL PENDING DIVESTITURES	square feet	726,667			$—	$—

(1)	Expected NOI Cap is defined as PREIT’s share of NOI in the year of stabilization divided by PREIT’s share of the investment, except in the case of partner buyouts, where Expected NOI Cap is defined as incremental NOI budgeted / PREIT’s incremental investment in the property.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

Development Activity

NAME OF PROJECT	LOCATION	PROPERTY TYPE	TOTAL PROJECTED PROPERTY GLA (sq ft) (1)	TOTAL PROJECTED COST (1)	PREIT’s SHARE OF COST	PREIT’s SHARE OF INVESTMENT TO DATE	EXPECTED STABILIZED NOI CAP	CONST START DATE	DATE OF INITIAL OCCUPANCY
Christiana Power Center (Phase II) (2)	Newark, DE	Power Center	355,670	N/A	N/A	$4,716,063	N/A	N/A	N/A
Lacey	Ocean County, NJ	Power Center	273,111	34,650,874	25,650,874	2,865,686	10.2%	2Q05	4Q05
New Garden	New Garden Twp, PA	Power Center	404,614	42,580,062	27,830,062	1,502,872	8.5%	4Q05	3Q06
Valley View Downs	South Beaver Twp, PA	Land	300,000	N/A	10,000,000	1,045,886	(4)	4Q05	4Q07
Pavilion at Market East (5)	Philadelphia, PA	Land	N/A	N/A	N/A	1,506,178	N/A	N/A	N/A

Total Development Activity			1,333,395	$77,230,936	$63,480,936	$11,636,685	9.3%

NAME OF PROJECT	EXPECTED DATE OF COMPLETION		STABILIZED OPERATIONS DATE	STATUS	% COMP.	% LEASED	% OCCUPIED	ANCHORS	PREIT’s SHARE
Christiana Power Center (Phase II) (2)	N/A		N/A	Development	N/A	0%	0%		100%
Lacey	3Q06	(3)	4Q06	Development	11%	48%	0%	Home Depot	100%
New Garden	4Q06		1Q07	Development	5%	32%	0%	Home Depot, Supermarket	100%
Valley View Downs	4Q07		4Q07	Development	10%	N/A	0%	Valley View Downs	N/A
Pavilion at Market East (5)	N/A		N/A	Construction	N/A	N/A	N/A	TBD	50%
Total Development Activity

(1)	GLA & total project cost include tenants that purchased their respective land; therefore, the % leased & occupied will also include these tenants.

(2)	On April 28, 2004, the Supreme Court of the State of Delaware affirmed a Court of Chancery determination that the Delaware Department of Transportation violated the terms of a 1992 Settlement Agreement pertaining to the development of the Company’s Christiana Phase II project. The Company owns a 50% interest in this planned approximately 356,000 square foot power center project located in Newark, Delaware adjacent to the Company’s Christiana Power Center I. Under the terms of the Supreme Court decision the matter has been remitted to the Superior Court of the State of Delaware for a determination of the damages to which the Company is entitled. The Company is unable to predict the outcome of this proceeding.

(3)	Home Depot is expected to open in 4Q05 with the balance of the Shopping Center to open during the 3Q06.

(4)	On October 7, 2004, PREIT filed a Current Report on Form 8-K to report that it had entered into a binding memorandum of understanding with Valley View Downs, LP and Centaur Pennsylvania, LLC which contemplates that PREIT will manage the development of a harness racetrack and a casino accommodating up to 3,000 slot machines on an approximately 218 acre property located 35 miles northwest of Pittsburgh, Pennsylvania. Until three months following the commencement of Alternative Gaming operations at the Property (the “Payment Commencement Date”), rent will accrue at 10% per year on the aggregate payments made by PREIT to the Partnership and in respect of Acquisition Costs. Beginning at the Payment Commencement Date, rental payments to PREIT will be $3 million per year for each of the first two years following the Payment Commencement Date, $4 million for the third year thereafter, $5 million for the fourth year thereafter, and for the remainder of the term of the Lease, as the term may be extended, $5 million per year, subject to annual adjustments for the fifth and subsequent years based upon increases in the consumer price index. A pro rata portion of the rent accrued prior to the Payment Commencement Date will be paid in monthly installments over the 117 months following the Payment Commencement Date.

(5)	The Company’s original development plans for the Pavilion at Market East are under review. The Company retains a 50% interest in the partnership.

Redevelopment Activity (1)

NAME OF PROJECT	LOCATION	PROPERTY TYPE	TOTAL PROJECTED PROPERTY GLA (sq ft) (1)	TOTAL PROJECTED COST (1)	PREIT’s SHARE OF COST	PREIT’s SHARE OF INVESTMENT TO DATE	EXPECTED STABILIZED NOI CAP	CONST START DATE	DATE OF INITIAL OCCUPANCY
The Mall at Prince Georges	Hyattsville, MD	Enclosed Mall	893,274	$24,146,000	$18,000,000	$15,647,872	12.0%	2Q03	4Q04
Echelon Mall (2)	Voorhees, NJ	Enclosed Mall	1,187,631		13,500,000	790,657	11.0%	2Q05	2Q06
Capital City	Camp Hill, PA	Enclosed Mall	636,000	11,319,400	11,319,400	82,789	11.1%	1Q05	3Q05
New River Valley	Christiansburg, VA	Enclosed Mall	442,133	11,232,000	11,232,000	5,442	10.4%	3Q05	1Q06
Patrick Henry Mall (3)	Newport News, VA	Enclosed Mall	712,371	25,700,000	25,700,000	163,752	10.0%	1Q05	4Q05

Total Redevelopment Activity			3,871,409	$72,397,400	$79,751,400	$16,690,512	10.8%

NAME OF PROJECT	EXPECTED DATE OF COMPLETION	STABILIZED OPERATIONS DATE	STATUS	% COMP.	% LEASED	% OCCUPIED	ANCHORS	PREIT’s SHARE
The Mall at Prince Georges	4Q05	4Q05		87%	65%	65%	Target	100%
Echelon Mall (2)				6%	0%	0%	Wal- Mart (4)	100%
Capital City	1Q06	1Q06	Construction	1%	0%	0%	Food Court	100%
New River Valley	1Q06	1Q06		0%	0%	0%	Regal Cinema	100%
Patrick Henry Mall (3)	1Q06	1Q06		0%	49%	0%	Dick’s Sporting Goods, Borders	100%
Total Redevelopment Activity

(1)	GLA and total project cost include tenants that purchased their respective land; therefore, the % leased and occupied will also include these tenants.

(2)	Wal-Mart committed to the redevelopment plans at Echelon Mall. See PREIT’s press release from 7/14/04.

(3)	Dick’s Sporting Goods committed to the redevelopment plans at Patrick Henry Mall. See PREIT’s press release from 8/05/04.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

Top Twenty Tenants (by PREIT’s share of Annualized Base Rent)

	Number of Stores			GLA of Stores
Tenant	Fixed Rent	Percentage Rent In Lieu of Fixed Rent or Common Area Costs (1)	Total	Fixed Rent	Percentage Rent In Lieu of Fixed Rent or Common Area Costs (1)	Total	Annualized Base Rent	PREIT’s share of Annualized Base Rent (2)		Percent of PREIT’s Total Retail Base Rent
Gap, Inc./Old Navy	52	4	56	636,249	43,163	679,412	$13,163,202	$12,343,892		4.16%
The Limited Stores, Inc.	80	15	95	497,242	56,441	553,683	11,497,771	11,014,889		3.71%
JC Penney	27	4	31	2,330,789	549,789	2,880,578	7,481,830	7,350,724		2.48%
Footlocker, Inc.	66	3	69	356,006	9,139	365,145	6,446,712	6,134,775		2.07%
Sears	26	3	29	2,722,832	412,236	3,135,068	5,778,919	5,623,188		1.90%
Zales	85	0	85	70,742		70,742	5,263,235	5,052,461		1.70%
Hallmark Cards, Inc.	56	2	58	199,176	8,286	207,462	4,535,976	4,400,941		1.48%
Sterling Jewelers, Inc. (Kay Jewelers)	40	0	40	55,664		55,664	3,770,248	3,582,748		1.21%
American Eagle Outfitters	29	1	30	140,187	3,800	143,987	3,480,920	3,347,342		1.13%
Borders	32	1	33	181,376	3,725	185,101	3,519,026	3,293,128		1.11%
Trans World Entertainment	31	0	31	145,290		145,290	3,293,291	3,153,407		1.06%
Regis Corp.	85	0	85	101,005		101,005	3,046,284	2,989,700		1.01%
Bon-Ton	15	1	16	1,077,982	60,916	1,138,898	2,943,869	2,943,869		0.99%
Boscov’s	6	1	7	1,130,706	178,000	1,308,706	3,137,572	2,695,972		0.91%
Kay Bee Toys (4)	30	2	32	133,438	6,549	139,987	2,822,006	2,681,537		0.90%
Sun Capital Partners	27	1	28	87,864	5,331	93,195	2,737,710	2,654,130		0.89%
Charming Shoppes, Inc.	29	1	30	188,336	5,204	193,540	2,737,008	2,597,970		0.88%
Shoe Show, Inc.	32	0	32	155,180		155,180	2,596,754	2,522,715		0.85%
Finish Line	24	1	25	119,599	5,960	125,559	2,521,496	2,521,496		0.85%
Payless Shoe Source	39	6	45	124,268	19,607	143,875	2,657,526	2,506,099		0.84%

Total Top 20 Tenants	811	46	857	10,453,931	1,368,146	11,822,077	93,431,355	89,410,983		30.13%

Total Retail Leased			3,447			23,119,817	$290,953,915	$296,712,124	(3)	100.00%

(1)	Income from lease(s) in which tenant pays percentage rent in lieu of fixed rent or common area costs are not included in annualized base rent.

(2)	Includes PREIT’s proportionate share of tenant rents from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

(3)	PREIT’s share of annualized base rent is derived by annualizing 4th quarter base rent from continuing operations. Straight line rent is not included in the base rent figures.

(4)	Kay Bee Toys filed for bankruptcy protection (Chapter 11) in January 2004.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

Retail Lease Expiration Schedule - Anchors(1)

Year	Leases	Gross Leasable Area		Annualized Base Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA	Percent of Total	Rent in Expiring Year	PREIT’s Share of Rent in Expiring Year (3)	Percent of Total (PREIT’s Share)	Average Expiring Base Rent psf
Prior (2)	1	85,483	0.73%	$188,400	$188,400	0.50%	$2.20
2004	0	—	0.00%	—	—	0.00%	N/P
2005	9	694,960	5.96%	2,389,328	2,389,328	6.37%	3.44
2006	17	1,261,014	10.81%	3,143,088	3,143,088	8.38%	2.49
2007	8	814,155	6.98%	1,979,424	1,969,524	5.25%	2.43
2008	15	1,070,427	9.17%	3,033,689	3,033,689	8.09%	2.83
2009	13	1,050,150	9.00%	3,543,079	2,578,374	6.88%	3.37
2010	17	1,719,171	14.73%	5,887,787	5,887,787	15.70%	3.42
2011	8	667,171	5.72%	3,545,677	2,422,862	6.46%	5.31
2012	3	302,710	2.59%	512,783	475,902	1.27%	1.69
2013	6	426,339	3.65%	2,857,610	2,857,610	7.62%	6.70
2014	4	418,052	3.58%	1,718,840	1,718,840	4.58%	4.11
Thereafter	24	3,159,623	27.08%	12,532,309	10,832,520	28.89%	3.97

Totals:	125	11,669,255	100%	$41,332,014	$37,497,924	100%	$3.54

(1)	Includes only Owned Anchor space.

(2)	Includes all tenant leases which have already expired and are on a Month to Month basis.

(3)	Includes PREIT’s proportionate share of tenant rents from partnerships properties based on PREIT’s ownership percentage in the respective partnerships.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

Retail Lease Expiration Schedule - Non-Anchors(1)

Year	Leases	Gross Leasable Area		Annualized Base Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA	Percent of Total	Rent in Expiring Year	PREIT’s Share of Rent in Expiring Year (3)	Percent of Total (PREIT’s Share)	Average Expiring Base Rent psf
Prior (2)	192	574,303	5.02%	$10,957,740	$10,547,366	4.35%	$19.08
2004	26	70,065	0.61%	1,046,833	960,435	0.40%	14.94
2005	389	857,881	7.49%	20,167,698	18,986,259	7.82%	23.51
2006	435	1,210,257	10.57%	27,289,280	25,846,237	10.65%	22.55
2007	413	1,164,178	10.17%	26,160,317	24,837,725	10.24%	22.47
2008	347	1,083,355	9.46%	25,401,509	24,455,707	10.08%	23.45
2009	355	983,930	8.59%	25,126,725	24,436,423	10.07%	25.54
2010	334	1,238,668	10.82%	28,134,815	27,072,279	11.16%	22.71
2011	243	1,156,825	10.10%	26,315,471	23,249,177	9.58%	22.75
2012	201	829,884	7.25%	20,835,671	19,060,305	7.86%	25.11
2013	170	558,898	4.88%	14,713,587	13,808,663	5.69%	26.33
2014	126	521,395	4.55%	12,944,042	11,198,046	4.61%	24.83
Thereafter	91	1,200,923	10.49%	21,555,616	18,190,085	7.50%	17.95

Totals:	3,322	11,450,562	100%	$260,649,304	$242,648,707	100%	$22.76

(1)	Includes only Owned Non-Anchor space.

(2)	Includes all tenant leases which have already expired and are on a Month to Month basis.

(3)	Includes PREIT’s proportionate share of tenant rents from partnerships properties based on PREIT’s ownership percentage in the respective partnerships.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

Leasing Activity Summary

RETAIL

New Lease	Number	GLA	Average Previous Base Rent psf	Average New Base Rent psf	Increase/ Decrease in Base Rent psf	Annualized Tenant Improvements psf (1)	Annualized Leasing Commissions psf (1)(2)	TOTAL Annualized Costs of Leasing psf (1)(2)
Previously Leased Space:
1st Quarter	13	32,324	$18.76	$24.84	$6.08	$1.76	$—	$1.76
2nd Quarter	17	42,013	24.59	32.96	8.37	2.50	—	2.50
3rd Quarter	32	67,026	31.86	35.34	3.48	4.00	—	4.00
4th Quarter	25	50,887	27.98	29.41	1.43	1.27	—	1.27

Total or Average	87	192,250	$27.04	$31.48	$4.44	$2.57	$—	$2.57

Previously Vacant Space:
1st Quarter	12	26,926	$—	$23.40	$23.40	$1.08	$—	$1.08
2nd Quarter	22	36,904	—	27.35	27.35	1.35	—	1.35
3rd Quarter	34	102,111	—	20.97	20.97	1.04	—	1.04
4th Quarter	27	52,280	—	29.36	29.36	2.78		2.78

Total or Average	95	218,221	—	$24.36	$24.36	$1.51	$—	$1.51

Renewal (3)	Number	GLA	Average Previous Base Rent psf	Average New Base Rent psf	Increase/ Decrease in Base Rent psf	Annualized Tenant Improvements psf (1)	Annualized Leasing Commissions psf (1)(2)	TOTAL Annualized Costs of Leasing psf (1)(2)
1st Quarter (4)	60	353,520	$12.09	$13.40	$1.31	$—	$—	$—
2nd Quarter	80	178,337	21.69	22.57	0.88	—		—
3rd Quarter (5)	94	500,163	12.79	13.19	0.40	0.08		0.08
4th Quarter (6)	77	591,213	10.86	11.60	0.74	0.01		0.01

Total or Average	311	1,623,233	$12.91	$13.69	$0.77	$0.03	$—	$0.03

(1)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the life of the lease.

(2)	External commissions only.

(3)	This category includes expansions, relocations, lease extensions and modifications.

(4)	Includes an anchor lease of 176,834 square feet for a base rent of $1.20 per square foot. The other 59 renewal leases with 176,686 had an average previous base rent psf of $22.99 and an average new base rent psf of $25.61 representing an increase of $2.62 in base rent psf.

(5)	Includes an anchor lease of 91,164 square feet for a base rent of $1.86 per square foot. The other 93 renewal leases with 408,999 square feet had an average previous base rent psf of $15.23 and an average new base rent psf of $15.71 representing an increase of $0.48 in base rent psf.

(6)	Includes five anchor leases of 357,219 square feet for an average base rent of $5.66 per square foot. The other 72 renewal leases with 233,994 square feet with an average new base rent psf of $20.67 representing an increase of $1.87 in base rent psf.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

Capital Expenditures

	Q4 04 (3 months ended December 31, 2004)
Retail	Wholly Owned	Partnerships	Total
New development projects	$1,687,462	$38,908	$1,726,370
Redevelopment projects with incremental GLA and/or Anchor Replacement	1,815,231	791,462	— 2,606,693
Renovation with no incremental GLA	144,777		144,777
Tenant allowances	9,011,402	152,713	9,164,115
Operational capital expenditures at properties:			—
CAM expenditures	2,401,116		2,401,116
Non-CAM expenditures	1,202,100	241,321	1,443,421

Subtotal operational capital expenditures at properties	$3,603,216	$241,321	$3,844,537

Total	$16,262,088	$1,224,404	$17,486,492

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

Capital Expenditures

	CY 2004 (12 months ended December 31, 2004)
Retail	Wholly Owned	Partnerships	Total
New development projects	$2,306,274	$38,908	$2,345,182
Redevelopment projects with incremental GLA and/or Anchor Replacement	15,310,881	791,462	— 16,102,343
Renovation with no incremental GLA	162,247	—	162,247
Tenant allowances	11,368,740	291,548	11,660,288
Operational capital expenditures at properties:			—
CAM expenditures	4,920,711		4,920,711
Non-CAM expenditures	3,549,239	273,432	3,822,671

Subtotal operational capital expenditures at properties	$8,469,950	$273,432	$8,743,382

Total	$37,618,092	$1,395,350	$39,013,442

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

Enclosed Malls (Includes Only Owned Space)

	Q404				% Change				Q403
	Total w/ Anchor % Leased	Total w/Anchor % Available	In-Line only (Non- Anchor) % Leased	In-Line (Non- Anchor) % Available	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non- Anchor) % Leased	In-Line (Non- Anchor) % Available	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non- Anchor) % Leased	In-Line (Non- Anchor) % Available
Beaver Valley Mall	89.0%	11.0%	76.5%	23.5%	-1.1%	1.1%	-2.3%	2.3%	90.1%	9.9%	78.7%	21.3%
Capital City	98.6%	1.4%	97.5%	2.5%	-0.8%	0.8%	-1.3%	1.3%	99.3%	0.7%	98.8%	1.2%
Chambersburg Mall	92.3%	7.7%	83.5%	16.5%	-1.4%	1.4%	-3.0%	3.0%	93.7%	6.3%	86.6%	13.4%
Cherry Hill Mall	92.5%	7.5%	92.5%	7.5%	-1.1%	1.1%	-1.1%	1.1%	93.6%	6.4%	93.6%	6.4%
Crossroads Mall	95.1%	4.9%	88.5%	11.5%	0.5%	-0.5%	1.2%	-1.2%	94.6%	5.4%	87.4%	12.6%
Dartmouth Mall	96.4%	3.6%	94.1%	5.9%	15.1%	-15.1%	1.0%	-1.0%	81.4%	18.6%	93.1%	6.9%
Echelon Mall	37.1%	62.9%	63.7%	36.3%	-4.1%	4.1%	-7.0%	7.0%	41.2%	58.8%	70.7%	29.3%
Exton Square Mall	94.1%	5.9%	87.0%	13.0%	-0.1%	0.1%	-0.3%	0.3%	94.2%	5.8%	87.3%	12.7%
Francis Scott Key Mall	95.9%	4.1%	91.6%	8.4%	-0.2%	0.2%	-0.5%	0.5%	96.1%	3.9%	92.1%	7.9%
Jacksonville Mall	97.8%	2.2%	95.6%	4.4%	-0.6%	0.6%	-1.3%	1.3%	98.5%	1.5%	96.9%	3.1%
Laurel Mall	96.2%	3.8%	89.8%	10.2%	-2.2%	2.2%	-5.7%	5.7%	98.3%	1.7%	95.5%	4.5%
Lehigh Valley Mall	91.5%	8.5%	87.7%	12.3%	-0.3%	0.3%	-0.4%	0.4%	91.8%	8.2%	88.1%	11.9%
Logan Valley Mall	97.9%	2.1%	95.0%	5.0%	-0.2%	0.2%	-0.5%	0.5%	98.1%	1.9%	95.5%	4.5%
Lycoming Mall	89.6%	10.4%	79.8%	20.2%	-2.3%	2.3%	-4.4%	4.4%	91.9%	8.1%	84.2%	15.8%
Magnolia Mall	93.9%	6.1%	84.5%	15.5%	-0.3%	0.3%	-0.6%	0.6%	94.2%	5.8%	85.1%	14.9%
Moorestown Mall	94.1%	5.9%	86.7%	13.3%	-2.1%	2.1%	-4.7%	4.7%	96.2%	3.8%	91.4%	8.6%
New River Valley Mall	76.7%	23.3%	81.5%	18.5%	-17.8%	17.8%	-5.9%	5.9%	94.5%	5.5%	87.4%	12.6%
Nittany Mall	93.5%	6.5%	86.8%	13.2%	-1.0%	1.0%	-1.9%	1.9%	94.4%	5.6%	88.7%	11.3%
North Hanover Mall	93.4%	6.6%	81.8%	18.2%	-0.3%	0.3%	-0.5%	0.5%	93.7%	6.3%	82.3%	17.7%
Orlando Fashion Square	90.7%	9.3%	79.2%	20.8%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Palmer Park Mall	99.2%	0.8%	97.2%	2.8%	0.7%	-0.7%	2.2%	-2.2%	98.5%	1.5%	95.0%	5.0%
Patrick Henry Mall	99.3%	0.7%	98.4%	1.6%	0.2%	-0.2%	0.5%	-0.5%	99.1%	0.9%	98.0%	2.0%
Phillipsburg Mall	92.6%	7.4%	82.6%	17.4%	17.8%	-17.8%	5.5%	-5.5%	74.8%	25.2%	77.0%	23.0%
Plymouth Meeting	73.1%	26.9%	89.4%	10.6%	-0.7%	0.7%	-1.3%	1.3%	73.8%	26.2%	90.7%	9.3%
Schuylkill Mall	76.5%	23.5%	69.3%	30.7%	-0.7%	0.7%	-1.4%	1.4%	77.2%	22.8%	70.7%	29.3%
South Mall	97.3%	2.7%	94.9%	5.1%	1.6%	-1.6%	3.0%	-3.0%	95.7%	4.3%	91.9%	8.1%
The Gallery at Market East	90.6%	9.4%	90.6%	9.4%	-4.0%	4.0%	-4.0%	4.0%	94.6%	5.4%	94.6%	5.4%
The Gallery II at Market East	81.5%	18.5%	70.2%	29.8%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
The Mall at Prince Georges	97.1%	2.9%	93.2%	6.8%	8.4%	-8.4%	0.2%	-0.2%	88.8%	11.2%	93.0%	7.0%
Uniontown Mall	96.0%	4.0%	89.9%	10.1%	-0.1%	0.1%	-0.2%	0.2%	96.1%	3.9%	90.2%	9.8%
Valley Mall	99.3%	0.7%	98.8%	1.2%	-0.1%	0.1%	-0.1%	0.1%	99.4%	0.6%	98.9%	1.1%
Valley View Mall	96.3%	3.7%	94.7%	5.3%	1.6%	-1.6%	2.2%	-2.2%	94.7%	5.3%	92.6%	7.4%
Viewmont Mall	99.3%	0.7%	98.3%	1.7%	0.3%	-0.3%	0.8%	-0.8%	99.1%	0.9%	97.5%	2.5%
Washington Crown Center	94.0%	6.0%	88.9%	11.1%	1.0%	-1.0%	1.9%	-1.9%	93.0%	7.0%	87.1%	12.9%
Willow Grove Park	95.1%	4.9%	91.8%	8.2%	-1.1%	1.1%	-1.8%	1.8%	96.2%	3.8%	93.7%	6.3%
Wiregrass Mall	83.8%	16.2%	83.8%	16.2%	0.9%	-0.9%	0.9%	-0.9%	82.9%	17.1%	82.9%	17.1%
Wyoming Valley Mall	97.9%	2.1%	94.1%	5.9%	0.0%	0.0%	-0.1%	0.1%	98.0%	2.0%	94.2%	5.8%

Enclosed Malls weighted average (1)	90.7%	9.3%	87.2%	12.8%	-0.2%	0.2%	-1.8%	1.8%	90.8%	9.2%	89.0%	11.0%

Wholly Owned Properties (1)	90.5%	9.5%	87.1%	12.9%	-0.1%	0.1%	-1.7%	1.7%	90.6%	9.4%	88.9%	11.1%
Partnership Properties	93.6%	6.4%	88.3%	11.7%	-1.1%	1.1%	-2.0%	2.0%	94.7%	5.3%	90.4%	9.6%

PRI-managed (1)	90.5%	9.5%	87.1%	12.9%	-0.1%	0.1%	-1.7%	1.7%	90.6%	9.4%	88.9%	11.1%
Non PRI-managed	93.6%	6.4%	88.3%	11.7%	-1.1%	1.1%	-2.0%	2.0%	94.7%	5.3%	90.4%	9.6%

Same Properties/Existing	86.5%	13.5%	85.9%	14.1%	-0.1%	0.1%	-2.1%	2.1%	86.6%	13.4%	88.0%	12.0%
New	93.3%	6.7%	88.1%	11.9%	-0.5%	0.5%	-1.6%	1.6%	93.9%	6.1%	89.8%	10.2%
Redevelopment Properties	97.1%	2.9%	93.2%	6.8%	8.4%	-8.4%	0.2%	-0.2%	88.8%	11.2%	93.0%	7.0%

Continuing Operations (1)	91.1%	8.9%	87.8%	12.2%	-0.2%	0.2%	-1.8%	1.8%	91.3%	8.7%	89.6%	10.4%
Discontinued Operations	76.5%	23.5%	69.3%	30.7%	-0.7%	0.7%	-1.4%	1.4%	77.2%	22.8%	70.7%	29.3%

(1)	The Mall at Prince Georges is classified as a redevelopment property and is not included in the weighted average.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

Enclosed Malls (Includes Non-Anchor Owned Space)

	Q404					% Change					Q403
	Avg Base Rent psf (1)	Avg % Rent psf (1)	Additional Charges psf	Avg Comp Sales psf (2)	Occup. Cost Ratio	Avg Base Rent psf	Avg % Rent psf	Additional Charges psf	Avg Comp Sales psf	Occup. Cost Ratio	Avg Base Rent psf (1)	Avg % Rent psf (1)	Additional Charges psf	Avg Comp Sales psf(2)	Occup. Cost Ratio
Beaver Valley Mall	$16.33	$0.54	$6.45	$242	9.64%	-4.2%	17.3%	22.8%	1.7%	0.1%	$17.05	$0.46	$5.25	$238	9.57%
Capital City	22.44	0.93	6.66	349	8.60%	6.1%	-0.2%	16.1%	-0.6%	0.7%	21.15	0.93	5.74	351	7.93%
Chambersburg Mall	19.11	0.15	4.75	249	9.64%	6.9%	-20.6%	-4.1%	8.3%	-0.4%	17.88	0.19	4.95	230	10.01%
Cherry Hill Mall	36.32	0.97	17.76	434	12.69%	4.9%	7.9%	10.3%	3.3%	0.4%	34.63	0.90	16.10	420	12.29%
Crossroads Mall	16.56	0.84	5.69	257	8.99%	-0.2%	-28.8%	-5.3%	0.0%	-0.3%	16.59	1.18	6.01	257	9.25%
Dartmouth Mall	20.72	1.47	6.90	407	7.15%	7.9%	2.8%	-11.9%	4.6%	-0.2%	19.20	1.43	7.83	389	7.31%
Echelon Mall	22.64	0.02	9.45	217	14.80%	-1.9%	-90.9%	-24.4%	-3.6%	-1.1%	23.07	0.20	12.50	225	15.90%
Exton Square Mall	35.72	0.69	14.51	375	13.58%	0.8%	29.8%	11.5%	1.1%	0.4%	35.44	0.53	13.01	371	13.20%
Francis Scott Key Mall	20.96	0.49	6.80	279	10.12%	0.1%	23.9%	10.2%	3.3%	-0.1%	20.93	0.39	6.17	270	10.18%
Jacksonville Mall	22.02	1.47	5.43	362	7.99%	0.2%	34.7%	-5.0%	5.2%	-0.4%	21.98	1.09	5.72	344	8.37%
Laurel Mall	13.30	0.40	5.33	264	7.21%	-3.7%	-8.9%	0.0%	0.3%	-0.2%	13.81	0.43	5.33	263	7.45%
Lehigh Valley Mall	31.47	0.60	9.69	448	9.32%	4.4%	-11.5%	2.2%	1.8%	0.2%	30.13	0.68	9.49	440	9.16%
Logan Valley Mall	20.73	1.59	7.67	305	9.83%	-2.9%	23.1%	16.2%	2.7%	0.0%	21.36	1.29	6.60	297	9.85%
Lycoming Mall	14.98	0.95	5.11	259	8.12%	6.7%	-26.8%	6.8%	6.1%	-0.1%	14.04	1.29	4.79	244	8.25%
Magnolia Mall	24.83	0.39	9.54	307	11.32%	3.2%	-47.1%	11.6%	-1.3%	0.6%	24.07	0.74	8.55	311	10.72%
Moorestown Mall	24.89	1.00	13.84	370	10.74%	0.7%	38.7%	-2.1%	12.1%	-1.3%	24.72	0.72	14.14	330	11.99%
New River Valley Mall	19.85	0.66	4.32	249	9.97%	3.9%	37.2%	-4.7%	8.7%	-0.6%	19.10	0.48	4.54	229	10.54%
Nittany Mall	20.56	0.82	6.78	253	11.13%	3.7%	14.3%	-4.8%	-1.2%	0.3%	19.84	0.72	7.12	256	10.81%
North Hanover Mall	19.02	1.06	6.01	262	9.96%	3.2%	2.9%	-1.6%	-4.7%	0.7%	18.42	1.03	6.11	275	9.30%
Orlando Fashion Square	27.45	0.16	14.40	297	14.14%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Palmer Park Mall	22.49	1.29	9.14	340	9.68%	4.3%	1.4%	-1.6%	1.5%	0.1%	21.56	1.27	9.28	335	9.58%
Patrick Henry Mall	31.43	2.38	11.02	441	10.17%	3.2%	38.8%	9.8%	6.5%	0.0%	30.46	1.72	10.04	414	10.20%
Phillipsburg Mall	22.19	0.78	9.28	289	11.16%	1.2%	-12.5%	-7.6%	1.4%	-0.4%	21.92	0.89	10.05	285	11.53%
Plymouth Meeting	19.21	0.28	7.91	254	10.79%	0.7%	-29.1%	7.1%	-3.8%	0.6%	19.08	0.40	7.39	264	10.18%
Schuylkill Mall	10.43	0.23	3.20	212	6.54%	0.7%	-20.6%	-2.2%	8.2%	-0.6%	10.36	0.29	3.27	196	7.10%
South Mall	14.96	0.35	3.58	270	7.00%	19.6%	-51.9%	-16.5%	-5.3%	0.8%	12.51	0.73	4.29	285	6.15%
The Gallery at Market East	33.55	0.41	9.57	343	12.69%	0.8%	-43.2%	4.0%	-6.0%	0.9%	33.28	0.73	9.20	365	11.84%
The Gallery II at Market East	29.92	1.71	3.68	421	8.39%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
The Mall at Prince Georges (3)	24.86	1.60	13.15	373	10.62%	6.5%	20.4%	26.8%	-3.1%	1.5%	23.35	1.33	10.37	385	9.10%
Uniontown Mall	14.85	1.07	3.54	247	7.88%	7.2%	6.9%	-14.5%	-2.8%	0.4%	13.85	1.00	4.14	254	7.47%
Valley Mall	18.50	1.04	4.89	325	7.52%	2.4%	18.5%	2.7%	6.6%	-0.3%	18.07	0.88	4.76	305	7.77%
Valley View Mall	22.81	0.65	13.34	309	11.91%	5.1%	153.7%	28.9%	1.6%	1.3%	21.71	0.25	10.36	304	10.63%
Viewmont Mall	23.08	1.73	7.38	340	9.47%	4.2%	9.1%	2.0%	-1.2%	0.5%	22.15	1.59	7.23	344	9.00%
Washington Crown Center	16.46	0.16	4.71	246	8.67%	5.5%	-77.7%	22.6%	0.0%	0.5%	15.60	0.69	3.84	246	8.19%
Willow Grove Park	38.44	0.15	19.31	409	14.16%	2.2%	-30.6%	-2.9%	3.5%	-0.5%	37.60	0.22	19.88	395	14.61%
Wiregrass Mall	21.29	0.85	6.89	269	10.79%	2.6%	108.2%	-6.0%	2.7%	-0.1%	20.75	0.41	7.33	262	10.87%
Wyoming Mall	23.70	0.58	7.39	326	9.72%	9.2%	18.8%	3.6%	9.8%	-0.2%	21.70	0.49	7.14	297	9.87%

Enclosed Malls weighted average (1)	$23.28	$0.78	$8.69	$324	10.11%	4.1%	3.3%	4.2%	2.8%	0.1%	$22.37	$0.76	$8.34	$315	9.99%

Wholly Owned Properties (1)	$23.11	$0.80	$8.72	$319	10.24%	4.2%	3.9%	4.4%	3.2%	0.1%	$22.18	$0.77	$8.36	$309	10.14%
Partnership Properties	$25.73	$0.54	$8.31	$420	8.24%	3.4%	-10.7%	2.0%	1.9%	0.1%	$24.87	$0.60	$8.15	$412	8.16%

PRI-managed (1)	$23.11	$0.80	$8.72	$319	10.24%	4.2%	3.9%	4.4%	3.2%	0.1%	$22.18	$0.77	$8.36	$309	10.14%
Non PRI-managed	$25.73	$0.54	$8.31	$420	8.24%	3.4%	-10.7%	2.0%	1.9%	0.1%	$24.87	$0.60	$8.15	$412	8.16%

Same Properties/Existing	$27.04	$0.63	$11.30	$354	10.99%	2.2%	-1.6%	1.9%	2.0%	0.0%	$26.45	$0.64	$11.09	$347	10.99%
New	$20.59	$0.89	$6.83	$302	9.37%	7.8%	4.7%	11.2%	4.8%	0.3%	$19.11	$0.85	$6.14	$288	9.05%
Redevelopment Properties	$24.86	$1.60	$13.15	$373	10.62%	6.5%	20.4%	26.8%	-3.1%	1.5%	$23.35	$1.33	$10.37	$385	9.10%

Continuing Operations (1)	$23.60	$0.80	$8.83	$326	10.20%	4.0%	3.4%	4.2%	2.6%	0.1%	$22.69	$0.77	$8.48	$317	10.06%
Discontinued Operations	$10.43	$0.23	$3.20	$212	6.54%	0.7%	-20.6%	-2.2%	8.2%	-0.6%	$10.36	$0.29	$3.27	$196	7.10%

(1)	Base rent is actual for Q404. Additional charges and % rent are projections for 2004.

(2)	Average comparable sales for Q403 are actual.

(3)	The Mall at Prince Georges is classified as a redevelopment property and is not included in the weighted average.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

Power Centers
(Includes Non-Anchor Owned Space)

	Q404			% Change			Q403
	Avg Base Rent psf (1)	Avg % Rent psf (1)	Additional Charges psf	Avg Base Rent psf	Avg % Rent psf	Additional Charges psf	Avg Base Rent psf (1)	Avg % Rent psf (1)	Additional Charges psf
Christiana Power Center	$20.52	$—	$1.99	4.8%	N/A	2.3%	$19.59	$—	$1.95
Creekview Shopping Center	14.37	—	2.62	0.2%	N/A	-8.9%	14.33	—	2.87
Northeast Tower Center	14.53	—	3.31	8.2%	N/A	-15.5%	13.43	—	3.91
Paxton Towne Centre	16.12	—	2.67	0.1%	N/A	2.0%	16.10	—	2.62
The Court at Oxford Valley	15.37	—	3.01	1.5%	-100.0%	-20.2%	15.14	0.03	3.77
Red Rose Commons	13.86	0.09	2.50	2.1%	412.3%	-13.6%	13.57	0.02	2.89
Whitehall Mall	10.69	0.27	3.18	-0.3%	-34.1%	1.9%	10.72	0.41	3.12
Metroplex Shopping Center	17.88	—	3.58	-1.4%	N/A	3.8%	18.13	—	3.45

Power Centers weighted average	$15.44	$0.05	$2.97	1.5%	-20.5%	-6.5%	$15.22	$0.06	$3.17

Wholly Owned Properties	$16.17	$—	$2.68	3.6%	N/A	-7.8%	$15.61	$—	$2.90
Partnership Properties	$15.04	$0.07	$3.13	0.4%	-22.5%	-6.2%	$14.98	$0.09	$3.33

PRI-managed	$16.17	$—	$2.68	3.6%	N/A	-7.8%	$15.61	$—	$2.90
Non PRI-managed	$15.04	$0.07	$3.13	0.4%	-22.5%	-6.2%	$14.98	$0.09	$3.33

Same Properties/Existing	$15.44	$0.05	$2.97	1.5%	-20.5%	-6.5%	$15.22	$0.06	$3.17

New	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Redevelopment Properties	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Base rent is actual for Q404. Additional charges and % rent are projections for 2004.

	Occupancy
	Q404				Change in % Occupancy				Q403
	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non- Anchor) % Leased	In-Line (Non- Anchor) % Available	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non-Anchor) % Leased	In-Line (Non- Anchor) % Available	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non-Anchor) % Leased	In-Line (Non- Anchor) % Available
Christiana Power Center	100.0%	0.0%	100.0%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%	0.0%	100.0%	0.0%
Creekview Shopping Center	100.0%	0.0%	100.0%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%	0.0%	100.0%	0.0%
Northeast Tower Center	89.7%	10.3%	75.4%	24.6%	-10.3%	10.3%	-24.6%	24.6%	100.0%	0.0%	100.0%	0.0%
Paxton Towne Centre	92.1%	7.9%	87.9%	12.1%	0.0%	0.0%	0.0%	0.0%	92.1%	7.9%	87.9%	12.1%
The Court at Oxford Valley	100.0%	0.0%	100.0%	0.0%	2.9%	-2.9%	4.7%	-4.7%	97.1%	2.9%	95.3%	4.7%
Red Rose Commons	99.2%	0.8%	99.2%	0.8%	0.0%	0.0%	0.0%	0.0%	99.2%	0.8%	99.2%	0.8%
Whitehall Mall	97.4%	2.6%	94.0%	6.0%	-0.3%	0.3%	-0.7%	0.7%	97.6%	2.4%	94.7%	5.3%
Metroplex Shopping Center	100.0%	0.0%	100.0%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%	0.0%	100.0%	0.0%

Power Centers weighted average	96.8%	3.2%	95.0%	5.0%	-1.1%	1.1%	-1.7%	1.7%	97.9%	2.1%	96.7%	3.3%

Wholly Owned Properties	93.9%	6.1%	88.9%	11.1%	-3.4%	3.4%	-6.2%	6.2%	97.3%	2.7%	95.1%	4.9%
Partnership Properties	99.1%	0.9%	98.6%	1.4%	0.7%	-0.7%	1.0%	-1.0%	98.4%	1.6%	97.6%	2.4%

PRI-managed	93.9%	6.1%	88.9%	11.1%	-3.4%	3.4%	-6.2%	6.2%	97.3%	2.7%	95.1%	4.9%
Non PRI-managed	99.1%	0.9%	98.6%	1.4%	0.7%	-0.7%	1.0%	-1.0%	98.4%	1.6%	97.6%	2.4%

Same Properties /Existing	96.8%	3.2%	95.0%	5.0%	-1.1%	1.1%	-1.7%	1.7%	97.9%	2.1%	96.7%	3.3%
New	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Redevelopment Properties	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

Strip Centers
(Includes Non-Anchor Owned Space)

	Q404			% Change			Q403
	Avg Base Rent psf (1)	Avg % Rent psf (1)	Additional Charges psf	Avg Base Rent psf	Avg % Rent psf	Additional Charges psf	Avg Base Rent psf (1)	Avg % Rent psf (1)	Additional Charges psf
Crest Plaza Shopping Center	$16.00	$—	$1.89	4.4%	N/A	-30.6%	$15.32	$—	$2.72
Festival at Exton	16.97	—	3.56	1.6%	N/A	-16.1%	16.71	—	4.24
The Commons at Magnolia	13.18	—	1.87	2.2%	-100.0%	14.6%	12.89	0.03	1.63
South Blanding Village	9.38	—	2.32	4.4%	N/A	8.6%	8.99	—	2.14
Springfield Park I & II	17.71	—	4.79	0.3%	N/A	-7.9%	17.66	—	5.21

Strip Centers weighted average	$15.13	$—	$2.81	2.4%	-100.0%	-13.4%	$14.77	$0.01	$3.25

Wholly Owned Properties	$14.75	$—	$2.52	3.0%	-100.0%	-14.3%	$14.32	$0.01	$2.94
Partnership Properties	$17.71	$—	$4.79	0.3%	N/A	-7.9%	$17.66	$—	$5.21

PRI-managed	$15.13	$—	$2.81	2.4%	-100.0%	-13.4%	$14.77	$0.01	$3.25
Non PRI-managed	0.0%	0.0%	0.0%	N/A	N/A	N/A	$—	$—	$—

Same Properties/Existing	$15.13	$—	$2.81	2.4%	-100.0%	-13.4%	$14.77	$0.01	$3.25
New	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Redevelopment Properties	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Base rent is actual for Q404. Additional charges and % rent are projections for 2004.

	Occupancy
	Q404				Change in % Occupancy				Q403
	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non- Anchor) % Leased	In-Line (Non- Anchor) % Available	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non- Anchor) % Leased	In-Line (Non- Anchor) % Available	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non- Anchor) % Leased	In-Line (Non- Anchor) % Available
Crest Plaza Shopping Center	98.1%	1.9%	96.4%	3.6%	12.3%	-12.3%	21.1%	-21.1%	85.8%	14.2%	75.3%	24.7%
Festival at Exton	94.0%	6.0%	89.7%	10.3%	-1.5%	1.5%	-2.6%	2.6%	95.5%	4.5%	92.3%	7.7%
The Commons at Magnolia	100.0%	0.0%	100.0%	0.0%	2.4%	-2.4%	4.7%	-4.7%	97.6%	2.4%	95.3%	4.7%
South Blanding Village	96.8%	3.2%	89.6%	10.4%	-0.6%	0.6%	-1.8%	1.8%	97.4%	2.6%	91.4%	8.6%
Springfield Park I & II	90.9%	9.1%	73.5%	26.5%	0.0%	0.0%	0.0%	0.0%	90.9%	9.1%	73.5%	26.5%
Strip Centers weighted average	95.7%	4.3%	90.6%	9.4%	2.2%	-2.2%	4.6%	-4.6%	93.5%	6.5%	86.0%	14.0%

Wholly Owned Properties	97.0%	3.0%	93.8%	6.2%	2.8%	-2.8%	5.4%	-5.4%	94.2%	5.8%	88.4%	11.6%
Partnership Properties	90.9%	9.1%	73.5%	26.5%	0.0%	0.0%	0.0%	0.0%	90.9%	9.1%	73.5%	26.5%

PRI-managed	95.7%	4.3%	90.6%	9.4%	2.2%	-2.2%	4.6%	-4.6%	93.5%	6.5%	86.0%	14.0%
Non PRI-managed	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Same Properties /Existing	95.7%	4.3%	90.6%	9.4%	2.2%	-2.2%	4.6%	-4.6%	93.5%	6.5%	86.0%	14.0%
New	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Redevelopment Properties	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

Retail Portfolio
(Includes Non-Anchor Owned Space)

	Q404			% Change			Q403
	Avg Base Rent psf (1)	Avg % Rent psf (1)	Additional Charges psf (1)	Avg Base Rent psf (1)	Avg % Rent psf (1)	Additional Charges psf (1)	Avg Base Rent psf (1)	Avg % Rent psf (1)	Additional Charges psf (1)
Enclosed Malls weighted average	$23.28	$0.78	$8.69	4.1%	3.3%	4.2%	$22.18	$0.77	$8.36
Power Centers weighted average	$15.44	$0.05	$2.97	1.5%	-20.5%	-6.5%	$15.22	$0.06	$3.17
Strip Centers weighted average	$15.13	$—	$2.81	2.4%	-100.0%	-13.4%	$14.77	$0.01	$3.25

Retail Portfolio weighted average (2)	$21.82	$0.65	$7.63	4.0%	3.8%	3.9%	$20.98	$0.62	$7.34

Wholly Owned Properties (2)	$22.44	$0.73	$8.16	4.4%	4.7%	4.4%	$21.50	$0.69	$7.82
Partnership Properties	$18.62	$0.22	$4.87	1.3%	-14.7%	-2.5%	$18.38	$0.26	$5.00

PRI-managed (2)	$22.42	$0.72	$8.15	4.4%	4.7%	4.4%	$21.49	$0.69	$7.81
Non PRI-managed	$18.64	$0.23	$4.87	1.3%	-14.7%	-2.4%	$18.39	$0.27	$4.99

Same Properties/Existing	$22.94	$0.42	$8.36	2.0%	-2.7%	0.4%	$22.50	$0.44	$8.32
New	$20.59	$0.89	$6.83	7.8%	4.7%	11.2%	$19.11	$0.85	$6.14
Redevelopment Properties	$24.86	$1.60	$13.15	6.5%	20.4%	26.8%	$23.35	$1.33	$10.37

(1)	Base rent is actual for Q404. Additional charges and % rent are projections for 2004.

(2)	The Mall at Prince Georges is classified as Redevelopment Property and is not included in the weighted average.

(Includes Only Owned Space)

	Occupancy
	Q404				Change in % Occupancy				Q403
	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non- Anchor) % Leased	In-Line (Non- Anchor) % Available	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non- Anchor) % Leased	In-Line (Non- Anchor) % Available	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non- Anchor) % Leased	In-Line (Non- Anchor) % Available
Enclosed Malls weighted average	90.7%	9.3%	87.2%	12.8%	-0.2%	0.2%	-1.8%	1.8%	90.8%	9.2%	89.0%	11.0%
Power Centers weighted average	96.8%	3.2%	95.0%	5.0%	-1.1%	1.1%	-1.7%	1.7%	97.9%	2.1%	96.7%	3.3%
Strip Centers weighted average	95.7%	4.3%	90.6%	9.4%	2.2%	-2.2%	4.6%	-4.6%	93.5%	6.5%	86.0%	14.0%

Retail Portfolio weighted average (1)	91.6%	8.4%	88.4%	11.6%	-0.3%	0.3%	-1.7%	1.7%	91.8%	8.2%	90.1%	9.9%

Wholly Owned Properties (1)	90.8%	9.2%	87.4%	12.6%	-0.3%	0.3%	-1.9%	1.9%	91.1%	8.9%	89.3%	10.7%
Partnership Properties	96.6%	3.4%	94.4%	5.6%	-0.1%	0.1%	-0.1%	0.1%	96.6%	3.4%	94.5%	5.5%

PRI-managed (1)	90.8%	9.2%	87.3%	12.7%	-0.3%	0.3%	-1.9%	1.9%	91.1%	8.9%	89.2%	10.8%
Non PRI-managed	96.8%	3.2%	94.9%	5.1%	-0.1%	0.1%	-0.1%	0.1%	96.9%	3.1%	95.0%	5.0%

Same Properties/Existing	89.7%	10.3%	88.7%	11.3%	-0.2%	0.2%	-1.7%	1.7%	89.9%	10.1%	90.4%	9.6%
New	93.3%	6.7%	88.1%	11.9%	-0.5%	0.5%	-1.6%	1.6%	93.9%	6.1%	89.8%	10.2%
Redevelopment Properties	97.1%	2.9%	93.2%	6.8%	8.4%	-8.4%	0.2%	-0.2%	88.8%	11.2%	93.0%	7.0%

(1)	The Mall at Prince Georges is classified as Redevelopment Property and is not included in the weighted average.

*	Westgate Anchor Pad consists of a 108,100 sf. Bon-Ton Store for which PREIT receives $307,003/yr ($2.84/sf) and is not included in the Occupancy and Rent reports.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

PREIT Services, LLC/ PREIT-RUBIN Inc.

PREIT Services, LLC and PREIT-RUBIN Inc. are the Trust’s arms for comprehensive development and management of retail and commercial properties. PREIT-RUBIN Inc. provides third party management for 15 properties representing approximately 4.0 million gross leasable square feet. PREIT-RUBIN Inc. also provides third party owners with a full complement of management, leasing, asset management and development services.

SUMMARY OF PORTFOLIO SERVICES

	December 31, 2004						September 30, 2004						NET GAIN (LOSS) IN CONTRACTS
	Retail		Office/ Industrial		TOTAL		Retail		Office/ Industrial		TOTAL		Retail		Office/ Industrial		TOTAL
	#	sq ft	#	sq ft	#	sq ft	#	sq ft	#	sq ft	#	sq ft	#	sq ft	#	sq ft	#	sq ft
Managed Portfolio
PREIT-Owned (1)	43	28,072,299	4	254,791	47	28,327,090	42	26,885,354	4	254,791	46	27,140,145	1	1,186,945	—	—	1	1,186,945
Non-PREIT Owned (2)	10	2,621,455	3	757,238	13	3,378,693	11	2,770,188	3	757,238	14	3,527,426	(1)	(148,733)	—	—	(1)	(148,733)

TOTAL	53	30,693,754	7	1,012,029	60	31,705,783	53	29,655,542	7	1,012,029	60	30,667,571	—	1,038,212	—	—	—	1,038,212

Leased Portfolio
PREIT-Owned	—		—		—	—	—		—		—	—	—	—	—	—	—	—
Non-PREIT Owned	1	503,716	1	119,482	2	623,198	1	503,716	1	119,482	2	623,198	—	—	—	—	—	—

TOTAL	1	503,716	1	119,482	2	623,198	1	503,716	1	119,482	2	623,198	—	—	—	—	—	—

Asset Managed Portfolio
PREIT-Owned (1)	6	4,078,844	—	—	6	4,078,844	6	4,081,249	—	—	6	4,081,249	—	(2,405)	—	—	—	(2,405)
Non-PREIT Owned	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

TOTAL	6	4,078,844	—	—	6	4,078,844	6	4,081,249	—	—	6	4,081,249	—	(2,405)	—	—	—	(2,405)

Total Portfolio
PREIT-Owned	49	32,151,143	4	254,791	53	32,405,934	48	30,966,603	4	254,791	52	31,221,394	1	1,184,540	—	—	1	1,184,540
Non-PREIT Owned	11	3,125,171	4	876,720	15	4,001,891	12	3,273,904	4	876,720	16	4,150,624	(1)	(148,733)	—	—	(1)	(148,733)

TOTAL	60	35,276,314	8	1,131,511	68	36,407,825	60	34,240,507	8	1,131,511	68	35,372,018	—	1,035,807	—	—	—	1,035,807

(1)	The increase in a result of the acquisition of Orlando Fashion Square in Orlando, Florida.

(2)	The decrease in a result of the sale of Fairfield Mall in Chicopee, Massachusetts

Pennsylvania REIT

FLASH REPORT (December 31, 2004)

QUARTERLY COMPARISON

Financial Statement

			Q4 04 (3 months ended 12/31/04)				Q4 03 (3 months ended 12/31/03)
	Malls	Power and Strip Centers	Retail	Corporate/ Other Properties	TOTAL	% Change	Retail		Multifamily		Corporate/ Other Properties	TOTAL
Real Estate Revenues:
Same Store	48,107,345	9,872,159	$57,979,504	$102,689	$58,082,193	-2.0%		$59,197,705		$—	$84,770	$59,282,475
New	55,912,122	—	55,912,122	—	55,912,122	N/A		23,435,410		—	—	23,435,410
Redevelopment	4,614,269	—	4,614,269	—	4,614,269	N/A		3,805,221		—	—	3,805,221
Discontinued Operations	(270,922)	—	(270,922)	—	(270,922)	-107.5%		3,616,211		2,248	—	3,618,459

Total Real Estate Revenues	108,362,814	9,872,159	118,234,973	102,689	118,337,662	31.3%		90,054,546		2,248	84,770	90,141,564

Operating Expenses:
Same Store	17,329,160	2,317,460	19,646,620	14,515	19,661,135	-6.4%		21,003,277		—	2,890	21,006,167
New	19,843,851	—	19,777,668	—	19,777,668	N/A		7,649,713		—	—	7,649,713
Redevelopment	2,081,320	—	2,081,320	—	2,081,320	N/A		1,379,499		—	—	1,379,499
Discontinued Operations	(22,049)	—	(20,766)		(20,766)	-101.3%		1,581,762		14,504		1,596,266

Total Operating Expenses	39,232,282	2,317,460	41,484,842	14,515	41,499,357	31.2%		31,614,251		14,504	2,890	31,631,645

NOI:
Same Store	30,778,185	7,554,699	38,332,884	88,174	38,421,058	0.4%		38,194,428		—	81,880	38,276,308
New	36,068,271	—	36,134,454	—	36,134,454	N/A		15,785,697		—	—	15,785,697
Redevelopment	2,532,949	—	2,532,949	—	2,532,949	N/A		2,425,722		—	—	2,425,722
Discontinued Operations	(248,873)	—	(250,156)	—	(250,156)	-112.4%		2,034,449		(12,256)		2,022,193

NOI	69,130,532	7,554,699	76,750,131	88,174	76,838,305	31.3%		58,440,295		(12,256)	81,880	58,509,919

OTHER INCOME (EXPENSES):
Management Company Revenue	—	—	—	4,072,413	4,072,413	11.2%		—		—	3,662,141	3,662,141
Interest Income	—	—	—	161,323	161,323	-51.7%		—		—	334,319	334,319
General & Administrative	—	—
Corporate Payroll and Benefits	—	—	—	(7,466,438)	(7,466,438)	-27.2%		—		—	(10,261,792)	(10,261,792)
Other G&A Expenses	—	—	—	(3,725,032)	(3,725,032)	-51.0%		—		—	(7,597,474)	(7,597,474)

EARNINGS BEFORE INTEREST EXPENSES, TAXES, DEPRECIATION AND AMORTIZATION	69,130,532	7,554,699	76,750,131	(6,869,560)	69,880,571	56.5%		58,440,295		(12,256)	(13,780,926)	44,647,113

Interest Expense	(17,047,358)	(1,916,563)	(18,963,921)	(1,890,539)	(20,854,460)	27.7%		(15,298,177)		—	(1,033,909)	(16,332,086)
Depreciation and Amortization	(23,111,852)	(3,983,867)	(27,095,719)	(298,522)	(27,394,241)	41.7%		(19,185,241)		—	(153,990)	(19,339,231)
Gain (adjustment to gains) on Sale of Interests in RE			(45,001)		(45,001)	N/A		—		4,457,176	—	4,457,176
DISCONTINUED OPERATIONS
Income from Disposed Real Estate			—	—	—	N/A		—		—	—	—
Minority Interest of O.P. Unitholders			—	(23,513)	(23,513)	N/A		—		—	(580,392)	(580,392)
Gain (adjustment to gains) on Disposition of Discontinued Operations				—	—	N/A		—		194,441	—	194,441

TOTAL DISCONTINUED OPERATIONS	—	—	—	(23,513)	(23,513)	N/A		—		194,441	(580,392)	(385,951)

Minority Interest in Properties			(64,900)	—	(64,900)	-81.3%		(346,548)		—	—	(346,548)
Minority Interest of O.P. Unit Holders			—	(2,333,949)	(2,333,949)	94.7%		—		—	(1,198,594)	(1,198,594)

NET INCOME	28,971,322	1,654,269	30,645,490	(11,416,083)	19,164,507	66.6%		23,956,877		4,639,361	(16,747,811)	11,501,879

Gain on Sale of Real Estate			45,001	—	45,001	N/A		—		(4,651,617)	—	(4,651,617)
Depreciation and Amor. of Real Estate	23,045,941	3,983,867	27,029,808	(52,460)	26,977,348	-240.8%		(19,148,187)		—	(12,540)	(19,160,727)
Dividends on preferred shares				(3,403,125)	(3,403,125)	N/A		—		—	(1,533,000)	(1,533,000)
FFO Adjustments			—	2,357,462	2,357,462	-94.1%		—		—	40,035,440	40,035,440

FFO	52,017,263	5,638,136	57,720,299	(12,514,206)	45,141,193	72.3%		4,808,690		(12,256)	21,742,089	26,191,975

Adj. Straight Lining of Base Rents	(1,237,977)	(136,785)	(1,374,762)	—	(1,374,762)	30.3%		(1,055,305)		—	—	(1,055,305)
Recurring Capital Expenditures			(3,989,314)	—	(3,989,314)	354.9%		(876,942)			—	(876,942)
Tenant allowances			(9,164,115)		(9,164,115)	N/A		(1,265,392)				(1,265,392)
Amortization of debt premium			(4,811,196)		(4,811,196)	64.0%		(2,933,065)				(2,933,065)
Amortization of above-and below market lease intangibles			115,172		115,172	N/A		167,000		—	—	167,000

FAD	$50,779,286	$5,501,351	$38,496,084	(12,514,206)	$25,916,978	28.1%	-$	1,155,014	-$	12,256	21,742,089	$20,228,271

Total Dividends					$21,782,545	40.2%						$15,534,398
Share Price (at close)					$42.80	17.9%						$36.30
Weighted Average Number of Shares					35,818,787	24.4%						28,786,801
WA number of Shares and O.P. Units					40,244,661	26.8%						31,744,396
Net Income per Share (basic)					$0.43	22.9%						$0.35
FFO/Share and O.P. Units					$1.12	35.9%						$0.83
FAD/Share and O.P. Units					$0.64	1.1%						$0.64
Dividend/Share and O.P. Units					$0.54	0.0%						$0.54

Balance Sheet

			Q4 04				Q4 03
			Retail	Corporate/ Other Properties	Total	% Change	Retail	Multifamily	Corporate/ Other Properties	Total
Investment in Real Estate, at cost	$2,336,629,574	$313,078,795	$2,649,708,369	$25,861,672	$2,675,570,041	5.1%	$2,515,861,018	$0	$29,845,672	$2,545,706,690
Accumulated Depreciation	(135,017,071)	(47,764,970)	(182,782,041)	(2,126,931)	(184,908,972)	68.0%	(107,991,580)	—	(2,076,771)	(110,068,351)
Advances to Partnerships	—	—	—	—	—	N/A	—	—	—	—
Other Assets	245,133,703	28,403,275	273,536,978	63,296,562	336,833,540	-7.3%	295,585,275	—	67,949,016	363,534,291

Total Assets	$2,446,746,206	$293,717,100	$2,740,463,306	$87,031,303	$2,827,494,609	1.0%	$2,703,454,713	$0	$95,717,917	$2,799,172,630

Mortgage Notes	1,220,531,409	105,595,591	$1,326,127,000	$—	$1,326,127,000	-5.0%	$1,396,262,538	$0	$—	$1,396,262,538
Line of Credit	—	—	—	271,000,000	271,000,000	N/A	—	—	170,000,000	170,000,000
Acquisition Term Loan & Unsecured Line of Credit	—	—	—	—	—	N/A	—	—	—	—
Other Liabilities	45,547,446	5,723,480	51,270,926	42,661,764	93,932,690	-2.8%	51,945,310	—	44,679,642	96,624,952

Total Liabilities	$1,266,078,855	$111,319,071	$1,377,397,926	$313,661,764	$1,691,059,690	1.7%	$1,448,207,848	$0	$214,679,642	$1,662,887,490

Minority Interest	$3,584,992	$0	$3,584,992	$128,383,925	$131,968,917	17.1%	$8,590,979	—	$104,060,548	$112,651,527
Total Shareholders Equity	—	—	—	1,004,466,002	1,004,466,002	-1.9%	—	—	1,023,633,613	1,023,633,613

Total Liabilities and Shareholder Equity	$1,269,663,847	$111,319,071	$1,380,982,918	$1,446,511,691	$2,827,494,609	1.0%	$1,456,798,827	$0	$1,342,373,803	$2,799,172,630

Ratios

					Q4 04				Change	Q4 03
NOI/Investment in Real Estate					2.9%				0.6%	2.3%
Total Dividends/Total FFO					48.3%				-11.1%	59.3%
Dividends/FFO per share					48.1%				-17.3%	65.4%

NOTE: A reconciliation of the proportionate consolidation method to GAAP is included on pages 39 to 44.

Pennsylvania REIT

FLASH REPORT (December 31, 2004)

YEARLY COMPARISON

Financial Statement

	Malls	Power and Strip Centers	CY 2004 (12 months ended 12/31/04)				Malls	Power and Strip Centers	CY 2003 (12 months ended 12/31/03)
			Retail	Corporate/Other Properties	TOTAL	% Change			Retail	Multifamily	Corporate/Other Properties	TOTAL
Real Estate Revenues:
Same Store	46,188,648	40,144,766	$86,333,414	$394,477	$86,727,891	3.0%	45,168,070	38,709,019	$83,877,089	$—	$339,018	$84,216,107
New	325,792,348	1,312,989	$327,105,337	—	327,105,337	N/A	107,031,270	—	$107,031,270	—	—	107,031,270
Redevelopment	15,417,360	—	$15,417,360	—	15,417,360	N/A	13,238,174	1,205,398	$14,443,572	—	—	14,443,572
Discontinued Operations	17,205,690	448,530	$17,654,220	—	17,654,220	-43.1%	3,433,545	715,898	$4,149,443	26,897,382	—	31,046,825

Total Real Estate Revenues	404,604,046	41,906,285	446,510,331	394,477	446,904,808	88.8%	168,871,058	40,630,315	209,501,373	26,897,382	339,018	236,737,773

Operating Expenses:
Same Store	15,560,903	8,202,959	$23,763,862	52,615	23,816,477	1.2%	15,731,945	7,782,719	$23,514,664	—	15,789	23,530,453
New	126,312,663	549,952	$126,862,615	—	126,862,615	N/A	43,521,147	—	$43,521,147	—	—	43,521,147
Redevelopment	5,449,154	—	$5,449,154	—	5,449,154	N/A	4,617,421	459,170	$5,076,591	—	—	5,076,591
Discontinued Operations	10,241,387	148,479	$10,389,866		10,389,866	-26.7%	1,521,075	225,500	$1,746,575	12,430,545		14,177,120

Total Operating Expenses	157,564,107	8,901,390	166,465,497	52,615	166,518,112	92.9%	65,391,588	8,467,389	73,858,977	12,430,545	15,789	86,305,311

NOI:
Same Store	30,627,745	31,941,807	62,569,552	341,862	62,911,414	3.7%	29,436,125	30,926,300	60,362,425	—	323,229	60,685,654
New	199,479,685	763,037	200,242,722	—	200,242,722	N/A	63,510,123	—	63,510,123	—	—	63,510,123
Redevelopment	9,968,206	—	9,968,206	—	9,968,206	N/A	8,620,753	746,228	9,366,981	—	—	9,366,981
Discontinued Operations	6,964,303	300,051	7,264,354	—	7,264,354	-56.9%	1,912,470	490,398	2,402,868	14,466,837		16,869,705

NOI	247,039,939	33,004,895	280,044,834	341,862	280,386,696	86.4%	103,479,470	32,162,926	135,642,396	14,466,837	323,229	150,432,462

OTHER INCOME (EXPENSES):
Management Company Revenue	—	—	—	9,702,616	9,702,616	-11.6%	—	—	—	—	10,973,015	10,973,015
Interest Income	—	—	—	1,026,116	1,026,116	15.8%	—	—	—	—	885,975	885,975
General & Administrative	—	—					—	—
Corporate Payroll and Benefits	—	—	—	(30,057,014)	(30,057,014)	29.7%	—	—	—	—	(23,168,976)	(23,168,976)
Other G&A Expenses	—	—	—	(14,612,911)	(14,612,911)	-11.5%	—	—	—	—	(16,509,394)	(16,509,394)

EARNINGS BEFORE INTEREST EXPENSES, TAXES, DEPRECIATION AND AMORTIZATION	247,039,939	33,004,895	280,044,834	(33,599,331)	246,445,503	101.0%	103,479,470	32,162,926	135,642,396	14,466,837	(27,496,151)	122,613,082

Interest Expense	(69,354,061)	(7,007,441)	(76,361,502)	(7,190,486)	(83,551,988)	59.6%	(32,356,067)	(6,884,843)	(39,240,910)	(5,652,058)	(7,466,709)	(52,359,677)
Depreciation and Amortization	(90,387,057)	(11,723,452)	(102,110,509)	(981,485)	(103,091,994)	126.5%	(33,206,631)	(9,320,488)	(42,527,119)	(2,454,834)	(540,411)	(45,522,364)
Gain (adjustment to gains) on Sale of Interests in RE	—	1,484,182	1,484,182		1,484,182	N/A	—	1,111,692	1,111,692	15,087,618	—	16,199,310
DISCONTINUED OPERATIONS
Income from Disposed Real Estate			—	—	—	N/A			—	—	—	—
Minority Interest of O.P. Unit holders			—	(622,663)	(622,663)	N/A			—	—	(18,848,730)	(18,848,730)
Gain (adjustment to gains) on Disposition of Discontinued Operations				(550,000)	(550,000)	N/A				178,121,005	—	178,121,005

TOTAL DISCONTINUED OPERATIONS	—	—	—	(1,172,663)	(1,172,663)	N/A	—	—	—	178,121,005	(18,848,730)	159,272,275

Minority Interest in Properties	(629,599)		(629,599)	—	(629,599)	-27.2%	(864,465)		(864,465)	—	—	(864,465)
Minority Interest of O.P. Unit Holders			—	(5,695,811)	(5,695,811)	72.7%			—	—	(3,298,010)	(3,298,010)

NET INCOME	87,298,821	15,758,184	102,427,406	(48,639,776)	53,787,630	-72.6%	37,916,772	17,069,287	54,121,594	199,568,568	(57,650,011)	196,040,151

Gain on Sale of Real Estate			(1,484,182)	550,000	(934,182)	N/A			(1,111,692)	(193,208,623)	—	(194,320,315)
Depreciation and Amor. of Real Estate	90,128,693	11,723,452	101,852,145	(209,840)	101,642,305	127.2%	33,169,577	9,320,488	42,490,065	2,454,834	(208,842)	44,736,057
Dividends on preferred shares				(13,612,500)	(13,612,500)	N/A				—	(1,533,000)	(1,533,000)
FFO Adjustments			—	6,318,474	6,318,474	-71.5%			—	—	22,146,740	22,146,740

FFO	177,427,514	27,481,636	202,795,369	(55,593,642)	147,201,727	119.5%	71,086,349	26,389,775	95,499,967	8,814,779	(37,245,113)	67,069,633

Adj. Straight Lining of Base Rents	(4,682,948)	(529,017)	(5,211,965)	—	(5,211,965)	85.8%	(2,039,421)	(766,126)	(2,805,547)	—	—	(2,805,547)
Recurring Capital Expenditures			(8,905,629)	—	(8,905,629)	311.8%			(876,942)	(1,285,473)	—	(2,162,415)
Tenant allowances			(11,660,288)		(11,660,288)	N/A			(1,265,392)			(1,265,392)
Amortization of debt premium			(19,353,621)		(19,353,621)	225.8%			(5,940,175)			(5,940,175)
Amortization of above-and below market lease intangibles			707,192		707,192	N/A			404,462	—	—	404,462

FAD	$172,744,566	$26,952,619	$158,371,058	(55,593,642)	$102,777,416	85.9%	$69,046,928	$25,623,649	$85,016,373	$7,529,306	(37,245,113)	$55,300,566

Total Dividends					$86,384,997	84.2%						$46,892,620
Share Price (at close)					$42.80	17.9%						$36.30
Weighted Average Number of Shares					35,609,350	74.6%						20,389,577
WA number of Shares and O.P. Units					39,792,409	75.4%						22,693,026
Net Income per Share (basic)					$1.11	-88.4%						$9.54
FFO/Share and O.P. Units					$3.70	25.2%						$2.96
FAD/Share and O.P. Units					$2.58	6.0%						$2.44
Dividend/Share and O.P. Units					$2.16	4.3%						$2.07

Ratios

					CY 2004						Change	CY 2003
NOI/Investment in Real Estate					10.5%						4.6%	5.9%
Total Dividends/Total FFO					58.7%						-11.2%	69.9%
Dividends/FFO per share					58.4%						-11.6%	70.0%

NOTE: A reconciliation of the proportionate consolidation method to GAAP is included on pages 39 to 44.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

BALANCE SHEET-RECONCILIATION TO GAAP

(Wholly Owned vs. JVs)

	December 31, 2004					December 31, 2003
	Combined TOTAL (1)	Adjustments to Equity Method	Subtotal	Assets Held for Sale	TOTAL	Combined TOTAL (1)	Adjustments to Equity Method	Subtotal	Assets Held for Sale	TOTAL
ASSETS
Investments in Real Estate, at cost
Retail Properties	$2,649,708,369	$(131,343,981)	$2,518,364,388	$(8,108,066)	$2,510,256,322	$2,515,861,018	$(133,107,107)	$2,382,753,911	$(118,887,475)	$2,263,866,436
Multifamily Properties	—	—	—	—	—	—	—	—		—
Industrial Properties	2,504,211	—	2,504,211	—	2,504,211	2,504,211	—	2,504,211	—	2,504,211
Lend Held for Development	9,862,704	—	9,862,704	—	9,862,704	5,604,470	—	5,604,470	—	5,604,470
Construction In Progress	13,494,757	(2,542,307)	10,952,450	—	10,952,450	21,736,991	(1,506,178)	20,230,813	—	20,230,813

TOTAL INVESTMENTS IN REAL ESTATE	2,675,570,041	(133,886,288)	2,541,683,753	(8,108,066)	2,533,575,687	2,545,706,690	(134,613,285)	2,411,093,405	(118,887,475)	2,292,205,930
Accumulated Depreciation	(184,908,972)	34,023,363	(150,885,609)	—	(150,885,609)	(110,068,351)	31,652,085	(78,416,266)		(78,416,266)

Net Real Estate	2,490,661,069	(99,862,925)	2,390,798,144	(8,108,066)	2,382,690,078	2,435,638,339	(102,961,200)	2,332,677,139	(118,887,475)	2,213,789,664

Investment in and advances to Partnerships	—	27,243,862	27,243,862	—	27,243,862	—	29,166,089	29,166,089	—	29,166,089

	2,490,661,069	(72,619,063)	2,418,042,006	(8,108,066)	2,409,933,940	2,435,638,339	(73,795,111)	2,361,893,228	(118,887,475)	2,242,955,753

Other Assets:
Cash and Cash Equivalents	45,949,300	(5,609,103)	40,340,197	—	40,340,197	46,883,041	(3,905,956)	42,977,085	—	42,977,085
Rents and Other Receivables	42,290,448	(11,328,239)	30,962,209	—	30,962,209	35,665,968	(7,991,132)	27,674,836	—	27,674,836
Assets held for sale	6,837,914	—	6,837,914	8,108,066	14,945,980	37,686,662	—	37,686,662	118,887,475	156,574,137
Intangible Assets (2)	171,849,678	—	171,849,678	—	171,849,678	181,544,375	—	181,544,375	—	181,544,375
Deferred Costs, Prepaid Taxes & Exp. & Other Assets	69,906,200	(7,550,567)	62,355,633		62,355,633	61,754,245	(11,942,821)	49,811,424	—	49,811,424

TOTAL OTHER ASSETS	336,833,540	(24,487,909)	312,345,631	8,108,066	320,453,697	363,534,291	(23,839,909)	339,694,382	118,887,475	458,581,857

TOTAL ASSETS	2,827,494,609	(97,106,972)	2,730,387,637	—	2,730,387,637	2,799,172,630	(96,079,767)	2,701,537,610	—	2,701,537,610

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage Notes Payable	1,269,992,376	(107,513,205)	1,162,479,171	(17,399,761)	1,145,079,410	1,320,774,295	(109,581,659)	1,211,192,636	(61,138,707)	1,150,053,929
Mortgage Debt Premium (3)	56,134,624	—	56,134,624	—	56,134,624	75,488,243		75,488,243	(4,361,443)	71,126,800
Bank Loans Payable	271,000,000	—	271,000,000	—	271,000,000	170,000,000	—	170,000,000	—	170,000,000
Acquisition Term Loan & Unsecured Line of Credit	—	—	—	—	—	—	—	—	—	—
Assets held for sale	1,156,442	—	1,156,442	17,399,761	18,556,203	5,840,385	—	5,840,385	65,500,150	71,340,535
Other Liabilities (4)	92,776,248	10,406,233	103,182,481		103,182,481	90,784,568	11,946,639	102,731,207	—	102,731,207

TOTAL LIABILITIES	1,691,059,690	(97,106,972)	1,593,952,718	—	1,593,952,718	1,662,887,491	(97,635,020)	1,565,252,471	—	1,565,252,471

Minority Interest	131,968,917	—	131,968,917	—	131,968,917	112,651,526	—	112,651,526	—	112,651,526

Shareholders’ Equity:
Shares of Beneficial Interest at $1 Par	36,272,160	—	36,272,160	—	36,272,160	35,544,280	—	35,544,280	—	35,544,280
Preferred Shares $0.01 Par	24,750	—	24,750	—	24,750	24,750	—	24,750	—	24,750
Capital Contributed in Excess of Par	899,506,128	—	899,506,128	—	899,506,128	877,444,615	—	877,444,615	—	877,444,615
Restricted Stock	(7,736,812)	—	(7,736,812)	—	(7,736,812)	(3,195,777)	—	(3,195,777)	—	(3,195,777)
Other Comprehensive Income	(1,821,457)	—	(1,821,457)	—	(1,821,457)	(2,005,840)	—	(2,005,840)	—	(2,005,840)
Retained Earnings (Distributions in Excess of Net Income)	78,221,233	—	78,221,233	—	78,221,233	115,821,585	—	115,821,585	—	115,821,585

TOTAL SHAREHOLDERS’ EQUITY	1,004,466,002	—	1,004,466,002	—	1,004,466,002	1,023,633,613	—	1,023,633,613	—	1,023,633,613

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$2,827,494,609	$(97,106,972)	$2,730,387,637	$—	$2,730,387,637	$2,799,172,630	$(96,079,767)	$2,701,537,610	$—	$2,701,537,610

	December 31, 2002
	Combined TOTAL (1)	Adjustments to Equity Method	Subtotal	Assets Held for Sale	TOTAL
ASSETS
Investments in Real Estate, at cost
Retail Properties	$620,345,902	$(197,299,357)	$423,046,545	$—	$423,046,545
Multifamily Properties	305,335,579	(14,728,865)	290,606,714	—	290,606,714
Industrial Properties	2,504,211	—	2,504,211	—	2,504,211
Lend Held for Development	—	—	—	—	—
Construction In Progress	24,825,973	(1,554,110)	23,271,863	—	23,271,863

TOTAL INVESTMENTS IN REAL ESTATE	953,011,665	(213,582,332)	739,429,333	—	739,429,333
Accumulated Depreciation	(180,493,036)	43,759,779	(136,733,257)	—	(136,733,257)

Net Real Estate	772,518,629	(169,822,553)	602,696,076	—	602,696,076

Investment in and advances to Partnerships	105,309	25,256,374	25,361,683	—	25,361,683

	772,623,938	(144,566,179)	628,057,759	—	628,057,759

Other Assets:	18,628,137	(5,075,355)	13,552,782	—	13,552,782
Cash and Cash Equivalents	23,365,079	(10,122,016)	13,243,063	—	13,243,063
Rents and Other Receivables	—	—	—	—	—
Assets held for sale	—	—	—	—	—
Intangible Assets (2)	16,679,886	—	16,679,886	—	16,679,886
Deferred Costs, Prepaid Taxes & Exp. & Other Assets	46,111,466	(13,981,793)	32,129,673	—	32,129,673

TOTAL OTHER ASSETS	104,784,568	(29,179,164)	75,605,404	—	75,605,404

TOTAL ASSETS	877,408,506	(173,745,343)	703,663,163	—	703,663,163

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage Notes Payable	486,479,770	(166,728,446)	319,751,324	—	319,751,324
Mortgage Debt Premium (3)
Bank Loans Payable	130,800,000	—	130,800,000	—	130,800,000
Acquisition Term Loan & Unsecured Line of Credit	—	—	—	—	—
Assets held for sale	—	—	—	—	—
Other Liabilities (4)	39,643,762	(7,016,897)	32,626,865	—	32,626,865

TOTAL LIABILITIES	656,923,532	(173,745,343)	483,178,189	—	483,178,189

Minority Interest	32,472,437	—	32,472,437	—	32,472,437

Shareholders’ Equity:
Shares of Beneficial Interest at $1 Par	16,697,117	—	16,697,117	—	16,697,117
Preferred Shares $0.01 Par
Capital Contributed in Excess of Par	216,768,855	—	216,768,855	—	216,768,855
Restricted Stock	(2,513,191)	—	(2,513,191)	—	(2,513,191)
Other Comprehensive Income	(4,365,728)	—	(4,365,728)	—	(4,365,728)
Retained Earnings (Distributions in Excess of Net Income)	(38,574,516)	—	(38,574,516)	—	(38,574,516)

TOTAL SHAREHOLDERS’ EQUITY	188,012,537	—	188,012,537	—	188,012,537

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$877,408,506	$(173,745,343)	$703,663,163	$—	$703,663,163

(1)	Includes PREIT’s percent of partnership investments that is “grossed up” to reflect the Company’s share of the Total Assets and Liabilities of the underlying properties. The Company calculates the “gross up” by applying its percentage ownership interest to the historical financial statements of its equity method investments.

(2)	Includes value of acquired in-place leases and above-market value of leases recorded in connection with the acquisition of properties since 2002. Purchase accounting rules require a purchaser to separately value the leases that are in place at the acquisition date, as well as the above- or below-market values of the leases.

(3)	Represents premium that is recorded in connection with debt assumed when a property is purchased. The debt is marked to market at the acquisition date and the premium is amortized through interest expense over the remaining term of the debt.

(4)	For Wholly Owned Properties, Other Liabilities includes Tenant Deposits and Deferred Rents, Accrued Pension and Retirement Benefits, Accrued Expenses and Other Liabilities including Deficit Partnership Investments.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

INCOME STATEMENT-RECONCILIATION TO GAAP (1)

QUARTERLY COMPARISON

(Wholly Owned vs. Partnerships)

	Q4 04 (3 months ended 12/31/04)						Q4 03 (3 months ended 12/31/03)
	Combined TOTAL (2)	Adjustments to Equity Method	Subtotal	Assets Held for Sale	Total	TOTAL % CHANGE	Combined TOTAL (2)	Adjustments to Equity Method	Subtotal	Assets Held for Sale	Total
REAL ESTATE OPERATING REVENUES
Base Rents (Net of Vacancies)	$75,105,772	$(5,380,110)	$69,725,662	$(927,741)	$68,797,921	42.6%	$56,257,974	$(5,419,424)	$50,838,550	(2,578,149)	$48,260,401
Straight-Lining of Base Rents	1,374,762	(62,109)	1,312,653	(6,853)	1,305,800	26.4%	1,055,305	3,327	1,058,632	(25,787)	1,032,845
Percentage Rents	4,745,172	(126,665)	4,618,507	78,124	4,696,631	40.9%	3,490,813	(15,832)	3,474,981	(141,500)	3,333,481
Expense Reimbursables	29,657,333	(1,723,064)	27,934,269	(214,840)	27,719,429	28.4%	24,622,203	(1,856,073)	22,766,130	(1,185,247)	21,580,883
Lease Termination	1,252,868	—	1,252,868	—	1,252,868	N/A	744,306	—	744,306	(45,556)	698,750
Other Real Estate Revenues	6,201,755	(258,453)	5,943,302	(123,619)	5,819,683	68.6%	3,970,963	(366,474)	3,604,489	(153,033)	3,451,456

TOTAL REVENUES	118,337,662	(7,550,401)	110,787,261	(1,194,929)	109,592,332	39.9%	90,141,564	(7,654,476)	82,487,088	(4,129,272)	78,357,816

REAL ESTATE OPERATING EXPENSES
Operating and Maintenance	31,881,877	(1,547,390)	30,334,487	(692,830)	29,641,657	45.2%	23,935,940	(1,941,169)	21,994,771	(1,581,444)	20,413,327
Real Estate Taxes	9,617,480	(663,230)	8,954,250	(101,094)	8,853,156	33.1%	7,695,705	(669,198)	7,026,507	(376,420)	6,650,087

TOTAL EXPENSES	41,499,357	(2,210,620)	39,288,737	(793,924)	38,494,813	42.2%	31,631,645	(2,610,367)	29,021,278	(1,957,864)	27,063,414

NET OPERATING INCOME	76,838,305	(5,339,781)	71,498,524	(401,005)	71,097,519	38.6%	58,509,919	(5,044,109)	53,465,810	(2,171,408)	51,294,402

OTHER INCOME (EXPENSES)
Management Company Revenue	4,072,413	—	4,072,413		4,072,413	11.2%	3,662,141	—	3,662,141	—	3,662,141
Interest Income	161,323	—	161,323		161,323	-51.7%	334,319	—	334,319	—	334,319
General & Administrative:
Corporate Payroll and Benefits	(7,466,438)	—	(7,466,438)		(7,466,438)	-27.2%	(10,261,792)	—	(10,261,792)	—	(10,261,792)
Other G&A Expenses	(3,725,032)	—	(3,725,032)		(3,725,032)	-51.0%	(7,597,474)	—	(7,597,474)	—	(7,597,474)

Earnings before interest expenses, taxes, depreciation and amortization	69,880,571	(5,339,781)	64,540,790	(401,005)	64,139,785	71.4%	44,647,113	(5,044,109)	39,603,004	(2,171,408)	37,431,596

Interest Expense (1)	(20,854,460)	2,083,405	(18,771,055)	315,357	(18,455,698)	34.8%	(16,332,086)	2,190,986	(14,141,100)	449,311	(13,691,789)
Depreciation & Amortization	(27,394,241)	2,558,958	(24,835,283)	—	(24,835,283)	37.2%	(19,339,231)	1,243,672	(18,095,559)	—	(18,095,559)

TOTAL OTHER INCOME (EXPENSES)	(48,248,701)	4,642,363	(43,606,338)	315,357	(43,290,981)	36.2%	(35,671,317)	3,434,658	(32,236,659)	449,311	(31,787,348)

Equity in Income of partnerships	—	697,418	697,418		697,418			1,609,451	1,609,451		1,609,451

Gains (adjustment to gains) on sales of interests in Real Estate	(45,001)	—	(45,001)	—	(45,001)	N/A	4,457,176	—	4,457,176	—	4,457,176

Income before Minority Interest	21,586,869	—	21,586,869	(85,648)	21,501,221	83.6%	13,432,972	—	13,432,972	(1,722,097)	11,710,875

Minority Interest in Properties	(64,900)	—	(64,900)	(1,283)	(66,183)		(346,548)		(346,548)	7,601	(338,947)
Minority Interest of O.P. Unitholders	(2,333,949)	—	(2,333,949)	—	(2,333,949)	94.7%	(1,198,594)	—	(1,198,594)	—	(1,198,594)

Income from Operations	19,188,020	—	19,188,020	(86,931)	19,101,089	87.8%	11,887,830	—	11,887,830	(1,714,496)	10,173,334

Discontinued Operations:
Income from Discontinued Operations	—	—	—	85,648	85,648	-95.0%	—	—	—	1,722,097	1,722,097
Equity in Income of partnerships					—						—
Minority interest in properties	—			1,283	1,283					(7,601)	(7,601)
Minority Interest of O.P. Unitholders	(23,513)	—	(23,513)		(23,513)	N/A	(580,392)	—	(580,392)	—	(580,392)
Gain (adjustment to gains) on Disposition of Discontinued Operations	—	—	—		—	N/A	194,441	—	194,441	—	194,441

TOTAL DISCONTINUED OPERATIONS	(23,513)	—	(23,513)	86,931	63,418	N/A	(385,951)	—	(385,951)	1,714,496	1,328,545

NET INCOME	$19,164,507	$—	$19,164,507	$—	$19,164,507	66.6%	$11,501,879	$—	$11,501,879	$—	$11,501,879

(1)	Capitalized interest expense of $379,000 is not included in the quarter ended 12/31/04 and $338,000 is not included in the quarter ended 12/31/03.

(2)	Includes PREIT’s percent of partnership investments that is “grossed up” to reflect the Trust’s share of the Total Revenues and Expenses of the underlying properties. The Company calculates the “gross up” by applying its percentage ownership interest to the historical financial statements of its equity method investments.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

INCOME STATEMENT-RECONCILIATION TO GAAP (1)

YEARLY COMPARISON

(Wholly Owned vs. Partnerships)

	CY 2004 (12 months ended 12/31/04)						CY 2003 (12 months ended 12/31/03)
	Combined TOTAL (2)	Adjustments to Equity Method	Subtotal	Assets Held for Sale	Total	TOTAL % CHANGE	Combined TOTAL (2)	Adjustments to Equity Method	Subtotal	Assets Held for Sale	Total
REAL ESTATE OPERATING REVENUES
Base Rents (Net of Vacancies)	$286,789,393	$(21,001,931)	$265,787,462	$(14,929,035)	$250,858,427	129.1%	$162,339,218	$(26,669,101)	$135,670,117	$(26,160,683)	$109,509,434
Straight-Lining of Base Rents	5,211,965	(113,879)	5,098,086	(206,161)	4,891,925	87.6%	2,805,547	(172,194)	2,633,353	(25,787)	2,607,566
Percentage Rents	10,466,745	(314,403)	10,152,342	(324,843)	9,827,499	129.6%	4,765,061	(342,437)	4,422,624	(141,500)	4,281,124
Expense Reimbursables	127,250,878	(6,365,867)	120,885,011	(6,758,511)	114,126,500	137.9%	58,116,169	(8,962,472)	49,153,697	(1,185,247)	47,968,450
Lease Termination	3,953,472	—	3,953,472	(22,410)	3,931,062	N/A	1,166,949	(10,995)	1,155,954	(171,325)	984,629
Other Real Estate Revenues	13,232,355	(697,024)	12,535,331	(650,496)	11,884,835	130.1%	7,544,829	(1,173,036)	6,371,793	(1,206,716)	5,165,077

TOTAL REVENUES	446,904,808	(28,493,104)	418,411,704	(22,891,456)	395,520,248	132.0%	236,737,773	(37,330,235)	199,407,538	(28,891,258)	170,516,280

REAL ESTATE OPERATING EXPENSES
Operating and Maintenance	126,591,371	(6,325,367)	120,266,004	(11,314,010)	108,951,994	149.1%	64,885,685	(10,472,504)	54,413,181	(10,683,544)	43,729,637
Real Estate Taxes	39,926,741	(2,463,793)	37,462,948	(2,164,241)	35,298,707	126.5%	21,419,626	(3,174,423)	18,245,203	(2,658,064)	15,587,139

TOTAL EXPENSES	166,518,112	(8,789,160)	157,728,952	(13,478,251)	144,250,701	143.2%	86,305,311	(13,646,927)	72,658,384	(13,341,608)	59,316,776

NET OPERATING INCOME	280,386,696	(19,703,944)	260,682,752	(9,413,205)	251,269,547	126.0%	150,432,462	(23,683,308)	126,749,154	(15,549,650)	111,199,504

OTHER INCOME (EXPENSES)
Management Company Revenue	9,702,616	—	9,702,616		9,702,616	-11.6%	10,973,015	—	10,973,015	—	10,973,015
Interest Income	1,026,116	—	1,026,116		1,026,116	15.8%	885,975	—	885,975	—	885,975
General & Administrative:
Corporate Payroll and Benefits	(30,057,014)	—	(30,057,014)		(30,057,014)	29.7%	(23,168,976)	—	(23,168,976)	—	(23,168,976)
Other G&A Expenses	(14,612,911)	—	(14,612,911)		(14,612,911)	-11.5%	(16,509,394)	—	(16,509,394)	—	(16,509,394)

Earnings before interest expenses, taxes, depreciation and amortization	246,445,503	(19,703,944)	226,741,559	(9,413,205)	217,328,354	160.6%	122,613,082	(23,683,308)	98,929,774	(15,549,650)	83,380,124

Interest Expense (1)	(83,551,988)	8,316,639	(75,235,349)	2,921,547	(72,313,802)	104.7%	(52,359,677)	11,381,104	(40,978,573)	5,660,310	(35,318,263)
Depreciation & Amortization	(103,091,994)	5,780,886	(97,311,108)	—	(97,311,108)	155.1%	(45,522,364)	5,071,443	(40,450,921)	2,308,553	(38,142,368)

TOTAL OTHER INCOME (EXPENSES)	(186,643,982)	14,097,525	(172,546,457)	2,921,547	(169,624,910)	130.9%	(97,882,041)	16,452,547	(81,429,494)	7,968,863	(73,460,631)

Equity in Income of partnerships	—	5,606,419	5,606,419		5,606,419			7,230,761	7,230,761		7,230,761

Gains (adjustment to gains) on sales of interests in Real Estate	1,484,182	—	1,484,182	—	1,484,182	N/A	16,199,310	—	16,199,310	—	16,199,310

Income before Minority Interest	61,285,703	—	61,285,703	(6,491,658)	54,794,045	64.3%	40,930,351	—	40,930,351	(7,580,787)	33,349,564

Minority Interest in Properties	(629,599)	—	(629,599)	18,426	(611,173)		(864,465)		(864,465)	7,601	(856,864)
Minority Interest of O.P. Unitholders	(5,695,811)	—	(5,695,811)	—	(5,695,811)	72.7%	(3,298,010)	—	(3,298,010)	—	(3,298,010)

Income from Operations	54,960,293	—	54,960,293	(6,473,232)	48,487,061	66.1%	36,767,876	—	36,767,876	(7,573,186)	29,194,690

Discontinued Operations:
Income from Discontinued Operations	—	—	—	6,491,658	6,491,658	-14.4%	—	—	—	7,580,787	7,580,787
Equity in Income of partnerships					—						—
Minority interest in properties	—			(18,426)	(18,426)	N/A				(7,601)	(7,601)
Minority Interest of O.P. Unitholders	(622,663)	—	(622,663)		(622,663)	N/A	(18,848,730)	—	(18,848,730)	—	(18,848,730)
Gain (adjustment to gains) on Disposition of Discontinued Operations	(550,000)	—	(550,000)		(550,000)	N/A	178,121,005	—	178,121,005	—	178,121,005

TOTAL DISCONTINUED OPERATIONS	(1,172,663)	—	(1,172,663)	6,473,232	5,300,569	N/A	159,272,275	—	159,272,275	7,573,186	166,845,461

NET INCOME	$53,787,630	$—	$53,787,630	$—	$53,787,630	-72.6%	$196,040,151	$—	$196,040,151	$—	$196,040,151

(1)	Capitalized interest expense of $1,418,000 is not included in the year ended 12/31/04 and $1,408,000 is not included in the year ended 12/31/03.

(2)	Includes PREIT’s percent of partnership investments that is “grossed up” to reflect the Trust’s share of the Total Revenues and Expenses of the underlying properties. The Company calculates the “gross up” by applying its percentage ownership interest to the historical financial statements of its equity method investments.

Pennsylvania REIT

FLASH REPORT-RECONCILIATION TO GAAP (December 31, 2004)

QUARTERLY COMPARISON

Financial Statement

	Q4 04 (3 months ended 12/31/04)					Q4 03 (3 months ended 12/31/03)
	Combined TOTAL	Adjustments to Equity Method	Subtotal	Assets Held for Sale	Total	Combined TOTAL	Adjustments to Equity Method	Subtotal	Assets Held for Sale	Total
Real Estate Revenues:
Same Store	$58,082,193	(7,550,401)	$50,531,792	—	$50,531,792	$59,282,475	(7,471,810)	$51,810,665	—	$51,810,665
New	55,912,122	—	55,912,122	—	55,912,122	23,435,410	—	23,435,410	—	23,435,410
Redevelopment	4,614,269	—	4,614,269	—	4,614,269	3,805,221	—	3,805,221	—	3,805,221
Discontinued	(270,922)	—	(270,922)	(1,194,929)	(1,465,851)	3,618,459	(182,666)	3,435,793	(4,129,272)	(693,479)

Total Real Estate Revenues	118,337,662	(7,550,401)	110,787,261	(1,194,929)	109,592,332	90,141,564	(7,654,476)	82,487,088	(4,129,272)	78,357,816

Operating Expenses:
Same Store	19,661,135	(2,210,620)	17,450,515	—	17,450,515	21,006,167	(2,549,680)	18,456,487	—	18,456,487
New	19,777,668	—	19,777,668	—	19,777,668	7,649,713	—	7,649,713	—	7,649,713
Redevelopment	2,081,320	—	2,081,320	—	2,081,320	1,379,499	—	1,379,499	—	1,379,499
Discontinued	(20,766)	—	(20,766)	(793,924)	(814,690)	1,596,266	(60,687)	1,535,579	(1,957,864)	(422,285)

Total Operating Expenses	41,499,357	(2,210,620)	39,288,737	(793,924)	38,494,813	31,631,645	(2,610,367)	29,021,278	(1,957,864)	27,063,414

NOI:
Same Store	38,421,058	(5,339,781)	33,081,277	—	33,081,277	38,276,308	(4,922,130)	33,354,178	—	33,354,178
New	36,134,454	—	36,134,454	—	36,134,454	15,785,697	—	15,785,697	—	15,785,697
Redevelopment	2,532,949	—	2,532,949	—	2,532,949	2,425,722	—	2,425,722	—	2,425,722
Discontinued	(250,156)	—	(250,156)	(401,005)	(651,161)	2,022,193	(121,979)	1,900,214	(2,171,408)	(271,194)

NOI	76,838,305	(5,339,781)	71,498,524	(401,005)	71,097,519	58,509,919	(5,044,109)	53,465,810	(2,171,408)	51,294,402

OTHER INCOME (EXPENSES):
Management Company Revenue	4,072,413	—	4,072,413	—	4,072,413	3,662,141	—	3,662,141	—	3,662,141
Interest Income	161,323	—	161,323	—	161,323	334,319	—	334,319	—	334,319
General & Administrative:										—
Corporate Payroll and Benefits	(7,466,438)	—	(7,466,438)	—	(7,466,438)	(10,261,792)	—	(10,261,792)	—	(10,261,792)
Other G&A Expenses	(3,725,032)	—	(3,725,032)	—	(3,725,032)	(7,597,474)	—	(7,597,474)	—	(7,597,474)

EARNINGS BEFORE INTEREST EXPENSES, TAXES, DEPRECIATION AND AMORTIZATION	69,880,571	(5,339,781)	64,540,790	(401,005)	64,139,785	44,647,113	(5,044,109)	39,603,004	(2,171,408)	37,431,596

Interest Expense	(20,854,460)	2,083,405	(18,771,055)	$315,357	(18,455,698)	(16,332,086)	2,190,986	(14,141,100)	449,311	(13,691,789)
Depreciation and Amortization	(27,394,241)	2,558,958	(24,835,283)	—	(24,835,283)	(19,339,231)	1,243,672	(18,095,559)	—	(18,095,559)
Gain (adjustment to gains) on Sale of Interests in RE	(45,001)	—	(45,001)	—	(45,001)	4,457,176	—	4,457,176	—	4,457,176
Equity in income of partnerships	—	697,418	697,418	—	697,418		1,609,451	1,609,451	—	1,609,451
DISCONTINUED OPERATIONS:	—	—	—				—	—	—	—
Income from Disposed Real Estate	—	—	—	85,648	85,648	—	—	—	1,722,097	1,722,097
Equity in income of partnership	—	—	—	—	—		—		—	—
Minority Interest in properties	—	—	—	1,283	1,283				(7,601)	(7,601)
Minority Interest of O.P. Unitholders	(23,513)	—	(23,513)	—	(23,513)	(580,392)	—	(580,392)	—	(580,392)
Gain (adjustment to gains) on Disposition of Discontinued Operations	—	—	—		—	194,441		194,441	—	194,441

TOTAL DISCONTINUED OPERATIONS	(23,513)	—	(23,513)	86,931	63,418	(385,951)	—	(385,951)	1,714,496	1,328,545

Minority Interest in Properties	(64,900)	—	(64,900)	(1,283)	(66,183)	(346,548)	—	(346,548)	7,601	(338,947)
Extraordinary item (Loss on early extinguishment of debt)	—	—	—	—	—	—	—	—	—	—
Minority Interest of OP Unit Holders	(2,333,949)	—	(2,333,949)	—	(2,333,949)	(1,198,594)	—	(1,198,594)	—	(1,198,594)

NET INCOME	19,164,507	—	19,164,507	—	19,164,507	11,501,879	—	11,501,879	—	11,501,879

Gain on Sale of Real Estate	45,001	—	45,001	—	45,001	(4,651,617)	—	(4,651,617)	—	(4,651,617)
Depreciation and Amor. of Real Estate	26,977,348	—	26,977,348	—	26,977,348	(19,160,727)	—	(19,160,727)	—	(19,160,727)
Dividends on preferred shares	(3,403,125)	—	(3,403,125)	—	(3,403,125)	(1,533,000)	—	(1,533,000)	—	(1,533,000)
FFO Adjustments	2,357,462	—	2,357,462	—	2,357,462	40,035,440	—	40,035,440	—	40,035,440

FFO	45,141,193	—	45,141,193	—	45,141,193	26,191,975	—	26,191,975	—	26,191,975

Adj. Straight Lining of Base Rents	(1,374,762)	—	(1,374,762)	—	(1,374,762)	(1,055,305)	—	(1,055,305)	—	(1,055,305)
Recurring Capital Expenditures	(3,989,314)	—	(3,989,314)	—	(3,989,314)	(876,942)	—	(876,942)	—	(876,942)
Tenant allowances	(9,164,115)	—	(9,164,115)	—	(9,164,115)	(1,265,392)	—	(1,265,392)		(1,265,392)
Amortization of Debt Premium	(4,811,196)	—	(4,811,196)	—	(4,811,196)	(2,933,065)	—	(2,933,065)		(2,933,065)
Amortization of above-and below market lease intangibles	115,172	—	115,172	—	115,172	167,000	—	—	—	167,000

FAD	$25,916,978	$—	$25,916,978	$—	$25,916,978	$20,228,271	$—	$20,061,271	$—	$20,228,271

Total Dividends					$21,782,545					$15,534,398
Share Price (at close)					$42.80					$36.30
Weighted Average Number of Shares					35,818,787					28,786,801
WA number of Shares and OP Units					40,244,661					31,744,396
Net Income per Share (basic)					$0.43					$0.35
FFO/Share and OP Units					$1.12					$0.83
FAD/Share and OP Units					$0.64					$0.64
Dividend/Share and OP Units					$0.54					$0.54

Balance Sheet

	Combined Total	Adjustments to Equity Method	Subtotal	Assets Held for Sale	TOTAL	Combined Total	Adjustments to Equity Method	Subtotal	Assets Held for Sale	TOTAL
Investment in Real Estate, at cost	$2,675,570,041	$(133,886,288)	$2,541,683,753	$(8,108,066)	$2,533,575,687	$2,545,706,690	$(134,613,285)	$2,411,093,405	(118,887,475)	$2,292,205,930
Accumulated Depreciation	(184,908,972)	34,023,363	(150,885,609)	—	(150,885,609)	(110,068,351)	31,652,085	(78,416,266)	—	(78,416,266)
Investment in and advances to Partnerships	—	27,243,862	27,243,862	—	27,243,862	—	29,166,089	29,166,089	—	29,166,089
Other Assets	336,833,540	(24,487,909)	$312,345,631	8,108,066	320,453,697	363,534,291	(23,839,909)	$339,694,382	118,887,475	458,581,857

Total Assets	$2,827,494,609	$(97,106,972)	$2,730,387,637	$—	$2,730,387,637	$2,799,172,630	$(97,635,020)	$2,701,537,610	—	$2,701,537,610

Mortgage Notes	$1,326,127,000	$(107,513,205)	$1,218,613,795	$(17,399,761)	$1,201,214,034	$1,396,262,538	$(109,581,659)	$1,286,680,879	$(65,500,150)	$1,221,180,729
Line of Credit	271,000,000	—	271,000,000	—	271,000,000	170,000,000	—	170,000,000	—	170,000,000
Acquisition Term Loan & Unsecured Line of Credit	—	—	—	—	—	—	—	—	—	—
Other Liabilities	93,932,690	10,406,233	104,338,923	17,399,761	121,738,684	96,624,952	11,946,639	110,126,844	65,500,150	175,626,994

Total Liabilities	$1,691,059,690	$(97,106,972)	$1,593,952,718	$—	$1,593,952,718	$1,662,887,490	$(97,635,020)	$1,565,252,470	—	$1,565,252,470

Minority Interest	$131,968,917	$—	$131,968,917	$—	$131,968,917	$112,651,527	$—	$112,651,527	$—	$112,651,527
Total Shareholders Equity	1,004,466,002	—	1,004,466,002	—	1,004,466,002	1,023,633,613	—	1,023,633,613	—	1,023,633,613

Total Liabilities and Shareholder Equity	$2,827,494,609	$(97,106,972)	$2,730,387,637	$—	$2,730,387,637	$2,799,172,630	$(97,635,020)	$2,701,537,610	—	$2,701,537,610

Pennsylvania REIT

FLASH REPORT-RECONCILIATION TO GAAP (December 31, 2004)

YEARLY COMPARISON

Financial Statement

	CY 2004 (12 months ended 12/31/04)					CY 2003 (12 months ended 12/31/03)
	Combined TOTAL	Adjustments to Equity Method	Subtotal	Assets Held for Sale	Total	Combined TOTAL	Adjustments to Equity Method	Subtotal	Assets Held for Sale	Total
Real Estate Revenues:
Same Store	$86,727,891	(28,044,574)	$58,683,317	—	$58,683,317	$84,216,107	(29,743,623)	$54,472,484	—	$54,472,484
New	327,105,337	—	327,105,337	—	327,105,337	107,031,270	(4,737,566)	102,293,704	—	102,293,704
Redevelopment	15,417,360	—	15,417,360	—	15,417,360	14,443,572	—	14,443,572	—	14,443,572
Discontinued	17,654,220	(448,530)	17,205,690	(22,891,456)	(5,685,766)	31,046,825	(2,849,046)	28,197,779	(28,891,258)	(693,479)

Total Real Estate Revenues	446,904,808	(28,493,104)	418,411,704	(22,891,456)	395,520,248	236,737,773	(37,330,235)	199,407,538	(28,891,258)	170,516,280

Operating Expenses:
Same Store	23,816,477	(8,640,681)	15,175,796	—	15,175,796	$23,530,453	(9,510,397)	14,020,056	—	14,020,056
New	126,862,615	—	126,862,615	—	126,862,615	43,521,147	(2,878,733)	40,642,414	—	40,642,414
Redevelopment	5,449,154	—	5,449,154	—	5,449,154	5,076,591	—	5,076,591	—	5,076,591
Discontinued	10,389,866	(148,479)	10,241,387	(13,478,251)	(3,236,864)	14,177,120	(1,257,797)	12,919,323	(13,341,608)	(422,285)

Total Operating Expenses	166,518,112	(8,789,160)	157,728,952	(13,478,251)	144,250,701	86,305,311	(13,646,927)	72,658,384	(13,341,608)	59,316,776

NOI:
Same Store	62,911,414	(19,403,893)	43,507,521	—	43,507,521	60,685,654	(20,233,226)	40,452,428	—	40,452,428
New	200,242,722	—	200,242,722	—	200,242,722	63,510,123	(1,858,833)	61,651,290	—	61,651,290
Redevelopment	9,968,206	—	9,968,206	—	9,968,206	9,366,981	—	9,366,981	—	9,366,981
Discontinued	7,264,354	(300,051)	6,964,303	(9,413,205)	(2,448,902)	16,869,705	(1,591,249)	15,278,456	(15,549,650)	(271,194)

NOI	280,386,696	(19,703,944)	260,682,752	(9,413,205)	251,269,547	150,432,462	(23,683,308)	126,749,154	(15,549,650)	111,199,504

OTHER INCOME (EXPENSES):
Management Company Revenue	9,702,616	—	9,702,616	—	9,702,616	10,973,015	—	10,973,015	—	10,973,015
Interest Income	1,026,116	—	1,026,116	—	1,026,116	885,975	—	885,975	—	885,975
General & Administrative:										—
Corporate Payroll and Benefits	(30,057,014)	—	(30,057,014)	—	(30,057,014)	(23,168,976)	—	(23,168,976)	—	(23,168,976)
Other G&A Expenses	(14,612,911)	—	(14,612,911)	—	(14,612,911)	(16,509,394)	—	(16,509,394)	—	(16,509,394)

EARNINGS BEFORE INTEREST EXPENSES, TAXES, DEPRECIATION AND AMORTIZATION	246,445,503	(19,703,944)	226,741,559	(9,413,205)	217,328,354	122,613,082	(23,683,308)	98,929,774	(15,549,650)	83,380,124

Interest Expense	(83,551,988)	8,316,639	(75,235,349)	$2,921,547	(72,313,802)	(52,359,677)	11,381,104	(40,978,573)	5,660,310	(35,318,263)
Depreciation and Amortization	(103,091,994)	5,780,886	(97,311,108)	—	(97,311,108)	(45,522,364)	5,071,443	(40,450,921)	2,308,553.00	(38,142,368)
Gain (adjustment to gains) on Sale of Interests in RE	1,484,182	—	1,484,182	—	1,484,182	16,199,310	—	16,199,310	—	16,199,310
Equity in income of partnerships	—	5,606,419	5,606,419	—	5,606,419	—	7,230,761	7,230,761	—	7,230,761
DISCONTINUED OPERATIONS:	—	—	—				—	—	—	—
Income from Disposed Real Estate	—	—	—	6,491,658	6,491,658	—	—	—	7,580,787	7,580,787
Equity in income of partnership	—	—	—	—	—		—		—	—
Minority Interest in properties	—	—	—	(18,426)	(18,426)		—		(7,601)	(7,601)
Minority Interest of O.P. Unitholders	(622,663)	—	(622,663)	—	(622,663)	(18,848,730)	—	(18,848,730)		(18,848,730)
Gain (adjustment to gains) on Disposition of Discontinued Operations	(550,000)	—	(550,000)		(550,000)	178,121,005		178,121,005	—	178,121,005

TOTAL DISCONTINUED OPERATIONS	(1,172,663)	—	(1,172,663)	6,473,232	5,300,569	159,272,275	—	159,272,275	7,573,186	166,845,461

Minority Interest in Properties	(629,599)	—	(629,599)	18,426	(611,173)	(864,465)	—	(864,465)	7,601	(856,864)
Extraordinary item (Loss on early extinguishment of debt)	—	—	—	—	—	—	—	—	—	—
Minority Interest of OP Unit Holders	(5,695,811)	—	(5,695,811)	—	(5,695,811)	(3,298,010)	—	(3,298,010)	—	(3,298,010)

NET INCOME	53,787,630	—	53,787,630	—	53,787,630	196,040,151	—	196,040,151	—	196,040,151

Gain on Sale of Real Estate	(934,182)	—	(934,182)	—	(934,182)	(194,320,315)	—	(194,320,315)	—	(194,320,315)
Depreciation and Amor. of Real Estate	101,642,305	—	101,642,305	—	101,642,305	44,736,057	—	44,736,057	—	44,736,057
Dividends on preferred shares	(13,612,500)	—	(13,612,500)	—	(13,612,500)	(1,533,000)	—	(1,533,000)	—	(1,533,000)
FFO Adjustments	6,318,474	—	6,318,474	—	6,318,474	22,146,740	—	22,146,740	—	22,146,740

FFO	147,201,727	—	147,201,727	—	147,201,727	67,069,633	—	67,069,633	—	67,069,633

Adj. Straight Lining of Base Rents	(5,211,965)	—	(5,211,965)	—	(5,211,965)	(2,805,547)	—	(2,805,547)	—	(2,805,547)
Recurring Capital Expenditures	(8,905,629)	—	(8,905,629)	—	(8,905,629)	(2,162,415)	—	(2,162,415)	—	(2,162,415)
Tenant allowances	(11,660,288)	—	(11,660,288)	—	(11,660,288)	(1,265,392)	—	(1,265,392)		(1,265,392)
Amortization of Debt Premium	(19,353,621)	—	(19,353,621)	—	(19,353,621)	(5,940,175)	—	(5,940,175)		(5,940,175)
Amortization of above-and below market lease intangibles	707,192	—	707,192	—	707,192	404,462	—	—	—	404,462

FAD	$102,777,416	$—	$102,777,416	$—	$102,777,416	$55,300,566	$—	$54,896,104	$—	$55,300,566

Total Dividends					$86,384,997					$46,892,620
Share Price (at close)					$42.80					$36.30
Weighted Average Number of Shares					35,609,350					20,389,577
WA number of Shares and OP Units					39,792,409					22,693,026
Net Income per Share (basic)					$1.11					$9.54
FFO/Share and OP Units					$3.70					$2.96
FAD/Share and OP Units					$2.58					$2.44
Dividend/Share and OP Units					$2.16					$2.07

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2004)

Definitions

Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations (“FFO”) which is a non-GAAP measure, as income before gains (losses) on sales of property and extraordinary items (computed in accordance with GAAP); plus real estate depreciation; plus or minus adjustments for unconsolidated partnership to reflect funds from operations on the same basis. FFO is a commonly used measure of operating performance and profitability in the REIT industry, and we use FFO as a supplemental non-GAAP measure to compare our company’s performance to that of our industry peers. In addition, we use FFO as a performance measure for determining bonus amounts earned under certain of our performance-based executive compensation programs. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than the Company.

FFO does not include gains (losses) on real estate assets, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures such as net operating income. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company's financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company's liquidity, nor is it indicative of funds available for the Company's cash needs, including its ability to make cash distributions.

The Company believes that net income is the most directly comparable GAAP measurement to FFO. The Company believes that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as various non-recurring items that are considered extraordinary under GAAP, gains on sales of real estate and depreciation and amortization of real estate.

Net Operating Income (NOI)

Net operating income (“NOI”) which is a non-GAAP measure is derived from revenues (determined in accordance with GAAP) minus property operating expenses (determined in accordance with GAAP). Net operating income is a non-GAAP measure. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company's cash needs, including its ability to make cash distributions. The Company believes that net income is the most directly comparable GAAP measurement to net operating income.

The Company believes that net operating income is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. Net operating income excludes general and administrative expenses, management company revenues, interest income, interest expense, depreciation and amortization, income from discontinued operations and gains on sales of interests in real estate.

Funds Available for Distribution (FAD)

FAD also referred to as Cash Available for Distributions (CAD) and adjusted FFO (AFFO). FAD refers to a computation made by analysts and investors to measure a real estate company's cash flows generated by operations. FAD is calculated by subtracting from FFO (1) normalized recurring capital expenditures that are capitalized but necessary to maintain a REIT's properties and (2) straight-line rents.

The Company believes that net income is the most directly comparable GAAP measurement to FAD. The Company believes FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, the Company feels to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)

Earnings before interest, taxes, depreciation and amortization. On a property level, EBITDA and NOI are equivalent; however, certain corporate revenues and expenses are added and deducted to/from NOI to derive EBITDA on a company wide basis. Specifically, management company revenues and interest income are added to NOI while corporate payroll and other General and Administrative expenses are deducted from NOI to calculate EBITDA.

The Company believes that net income is the most directly comparable GAAP measurement to EBITDA. The Company believes that EBITDA helps the Company and its investors evaluate the ongoing operating performance of its properties and facilitate comparisons with other REITs and real estate companies. These measures assist management by providing a baseline to assess property-level results, particularly as the Company acquires or sells assets. The EBITDA measures presented by the Company may not be comparable to other similarly titled measures of other companies.